As filed with the Securities and Exchange Commission on February 9, 2017

Securities Act Registration No. 333-214903

Investment Company Registration No. 811-23217

UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-2

(Check appropriate box or boxes)

REGISTRATION STATEMENT

UNDER

THE SECURITIES ACT OF 1933	☒
Pre-Effective Amendment No. 1	☐
Post-Effective Amendment No.	☐

REGISTRATION STATEMENT

UNDER

THE INVESTMENT COMPANY ACT OF 1940	☒
Amendment No. 1	☐

CITY NATIONAL ROCHDALE SELECT STRATEGIES FUND

(Exact Name of Registrant as Specified in Charter)

400 Park Avenue

New York, New York 10022-4406

(Address of Principal Executive Offices)

(212) 702-3554

(Registrant’s Telephone Number, Including Area Code)

F. Michael Gozzillo

City National Rochdale, LLC

400 Park Avenue

New York, New York 10022-4406

(212) 702-3554

(Name and Address of Agent for Service)

Please Send Copy of Communications to:

Paul B. Raymond

Morgan, Lewis & Bockius LLP

One Federal Street

Boston, Massachusetts 02110

Approximate Date of Proposed Public Offering:

As soon as practicable after the effective date of this Registration Statement.

If any of the securities being registered on this form will be offered on a delayed or continuous basis in reliance on Rule 415 under the Securities Act of 1933, other than securities offered in connection with a dividend reinvestment plan, check the following box.  ☒

It is proposed that this filing will become effective (check appropriate box):

☐	when declared effective pursuant to section 8(c).

Calculation of Registration Fee under the Securities Act of 1933

Title of Securities Being Registered	Amount Being Registered(1)	Proposed Maximum Offering Price per Share(1)	Proposed Maximum Aggregate Offering Price(1)	Amount of Registration Fee(1)(2)
Common Stock	100,000 shares	$10.00	$1,000,000	$115.90

(1)	Estimated pursuant to Rule 457(o) solely for the purpose of calculating the registration fee.
(2)	$115.90 of which has been previously paid.

The Registrant hereby amends this Registration Statement on such date or dates as may be necessary to delay its effective date until the Registrant shall file a further amendment which specifically states that this Registration Statement shall thereafter become effective in accordance with Section 8(a) of the Securities Act of 1933 or until this Registration Statement shall become effective on such date as the Securities and Exchange Commission, acting pursuant to Section 8(a), may determine.

The information in this Prospectus is not complete and may be changed. We may not sell these securities until the registration statement filed with the Securities and Exchange Commission is effective. This Prospectus is not an offer to sell these securities and is not soliciting an offer to buy these securities in any state where the offer is not permitted.

Preliminary Prospectus

Subject to Completion

[                     ]

City National Rochdale Select Strategies Fund

$10.00 Per Share

City National Rochdale Select Strategies Fund is a continuously offered, non-diversified, closed-end management investment company that is operated as an interval fund.

Investment Objective. The fund seeks to provide total return consisting of income and capital appreciation. There can be no assurance that the fund will achieve its investment objective.

Principal Investment Strategies. The fund generally pursues its investment objective by focusing on particular types of reinsurance investments providing exposure to the insurance risk of natural catastrophes, such as hurricanes and earthquakes. The fund will normally implement its investment strategies by investing significantly in structured reinsurance investments (“Structured Investments”), such as equity-linked notes and preferred shares, issued by insurance company segregated accounts or special purpose vehicles (“Special Purpose Entities”) whose return is tied to underlying industry loss warranties (“ILWs”) and/or catastrophe bonds (also known as event-linked bonds). Under normal circumstances, the fund will invest primarily in instruments designed to provide exposure to ILWs and/or catastrophe bonds, and at least 70% of its total assets in investments designed to provide exposure to ILWs.

The fund expects to gain a significant percentage of its exposure to ILWs and catastrophe bonds indirectly through investments in equity-linked notes, a type of Structured Investment. Many of the ILWs and catastrophe bonds to which the fund will have exposure through its Structured Investments are expected to be shorter-term instruments that are seasonal in nature. The Special Purpose Entities which issue the Structured Investments will normally hold cash and/or cash equivalents when not holding ILWs and/or catastrophe bonds.

The fund may invest in registered investment companies, such as exchange-traded funds (“ETFs”), that invest in insurance- or reinsurance-related securities. The fund may also invest directly or indirectly in event-linked swaps for hedging purposes.

In addition to the above, the fund may invest in a broad range of other types of equity securities and debt securities. The fund may also hold cash and other short-term investments.

Investment Adviser. City National Rochdale, LLC (“City National Rochdale” or the “Adviser”) is the fund’s investment adviser. The Adviser is a registered investment adviser that specializes in investment management for high-net-worth individuals, families and foundations. The Adviser has approximately $[        ] billion in assets under management as of [        ] [    ], 2016, and is a wholly-owned subsidiary of City National Bank (“CNB”), a federally chartered commercial bank founded in the early 1950s, which has provided trust and fiduciary services, including investment management services, to individuals and businesses for over 50 years. CNB currently provides investment management services to individuals, pension and profit sharing plans, endowments and foundations. As of [        ] [    ], 2016, CNB and its affiliates had approximately $[        ] billion in assets under administration, which includes approximately $[        ] billion in assets under management. CNB is a wholly-owned subsidiary of RBC USA Holdco Corporation, which is a wholly-owned indirect subsidiary of Royal Bank of Canada.

Interval Fund. The fund is operated as an interval fund. Pursuant to the fund’s interval fund structure, the fund will conduct quarterly repurchase offers of no less than 5% and no more than 25% of the fund’s outstanding shares at NAV. Currently, the fund expects to offer to repurchase 5% of the fund’s outstanding shares at NAV each quarter, subject to approval by the fund’s Board of Trustees (the “Board”). Even though the fund will make quarterly repurchase offers, investors should consider the fund’s shares illiquid. Repurchase offers in excess of 5% are made solely at the discretion of the Board and investors should not rely on any expectation of repurchase offers in excess of 5%. It is possible that a repurchase offer may be oversubscribed, with the result that shareholders may only be able to have a portion of their shares repurchased. There is no assurance that every investor will be able to tender their respective shares when or in the amount that the investor desires.

	Price to Public			Sales Load	Proceeds to Fund
Per common share.		$10.00		None		$10.00
Total*	$	[	]	None	$	[	]

*	Registration fees and other expenses associated with the issuance of the shares will be borne by the fund.

The fund’s shares are not listed on any securities exchange and the fund does not currently intend to list its shares for trading on any securities exchange. There is not expected to be any secondary market for the fund’s shares. The shares are, therefore, not readily marketable. Even if such a market were to develop, shares of closed-end funds frequently trade at prices lower than their net asset value.

Even though the fund will make periodic repurchase offers to repurchase a portion of its shares to provide some liquidity to shareholders, investors should consider the shares to be an illiquid investment. An investment in the fund is suitable only for long-term investors who can bear the risks associated with the limited liquidity of the shares and is not suitable for investors who need certainty about their ability to access money invested in the short-term.

Investors should carefully consider the fund’s investment objective, investment strategies and related risks, as an investment in the fund may not be appropriate for all investors and is not designed to be a complete investment program. An investment in the fund involves a high degree of risk, including the risk of a substantial loss of investment.

The ILWs and catastrophe bonds in which the fund invests are not rated and carry risk similar to “high yield” or “junk” bonds. It is possible that investing in the fund may result in a loss of some or all of the amount invested. Before making an investment/allocation decision, an investor should (i) consider the suitability of this investment with respect to the investor’s investment objectives and particular situation and (ii) consider factors such as the investor’s net worth, income, age and risk tolerance. An investor with a short-term investing horizon and/or who cannot bear the loss of some or all of the investment made should not invest in the fund.

Before investing in the fund, each investor should read the discussion of the material risks of investing in the fund under “Risk Factors” beginning on page 29 of this Prospectus.

Neither the Securities and Exchange Commission (“SEC”) nor any state securities commission has approved or disapproved of these securities or determined if this Prospectus is truthful or complete. Any representation to the contrary is a criminal offense.

THE FUND’S SHARES DO NOT REPRESENT A DEPOSIT OR OBLIGATION OF, AND ARE NOT GUARANTEED OR ENDORSED BY, ANY BANK OR OTHER INSURED DEPOSITORY INSTITUTION AND ARE NOT FEDERALLY INSURED BY THE FEDERAL DEPOSIT INSURANCE CORPORATION, THE FEDERAL RESERVE BOARD OR ANY OTHER GOVERNMENT AGENCY.

This Prospectus sets forth concisely information you should know before investing in the fund. You should read this Prospectus carefully before deciding to invest in the fund and retain it for future reference. A Statement of Additional Information (“SAI”), dated [        ] [    ], 2017, containing additional information about the fund has been filed with the SEC and is incorporated by reference in its entirety into this Prospectus. A Table of Contents for the SAI is set forth on page 60 of this Prospectus. This Prospectus incorporates by reference the entire SAI. A copy of the SAI, annual and semi-annual reports to shareholders and other information about the fund can be obtained without charge by writing to the fund at City National Rochdale Funds, 400 Park Avenue, New York, New York 10022, by calling 1-888-889-0799, or by visiting the fund’s website at www.citynationalrochdalefunds.com. The SAI, as well as material incorporated by reference into the fund’s registration statement and other information regarding the fund, are available at the SEC’s public reference room in Washington, DC (call 1-202-942-8090 for information on the operation of the reference room), from the EDGAR database on the SEC’s internet site (www.sec.gov), upon payment of copying fees by writing to the SEC’s public reference room, Washington, DC 20549, or by electronic mail at publicinfo@sec.gov.

An investor should not construe the contents of this Prospectus as legal, tax or financial advice. You should consult your own professional advisors as to legal, tax, financial or other matters relevant to the suitability of an investment in the fund.

1

PROSPECTUS SUMMARY

This is only a summary. This summary does not contain all of the information that you should consider before investing in the fund’s shares, especially the information set forth under the heading “Risk Factors.” You should review the more detailed information contained in this Prospectus and in the SAI.

The Fund

City National Rochdale Select Strategies Fund is a continuously offered, non-diversified, closed-end management investment company. The fund is an interval fund that will offer to make quarterly repurchases of shares at net asset value (“NAV”).

City National Rochdale, LLC (“City National Rochdale” or the “Adviser”) is the fund’s investment adviser.

The Offering

Shares of beneficial interest in the fund are being offered during an initial offering period that is expected to terminate on or about [    ], or such earlier or later date as the Adviser may determine in its discretion. During the initial offering period, the shares will be offered for purchase on a daily basis at the offering price, which is $10.00 per share. The shares are expected to be offered on a continuous basis at NAV per share.

The fund expects to close to daily purchases by new investors upon completion of the initial offering period and only the reinvestment of dividends by existing investors will be permitted upon completion of the initial offering period. Thereafter, the fund generally expects to re-open to new investment and accept orders to purchase shares on a monthly basis. However, the fund’s ability to accept orders to purchase shares may be limited, including during periods when, in the judgment of the Adviser, appropriate investments for the fund are not available.

For two years from the date of this Prospectus, the fund will have a cap on assets under management of $500 million. During this time period, the fund will not accept additional assets into the fund if above this cap. The fund’s assets under management may exceed $500 million as a result of a change in the value of the fund’s portfolio.

For two years from the date of this Prospectus, shares of the fund will be available only to clients of (a) the Adviser, (b) the Adviser’s advisory partners, and (c) the Adviser’s advisory affiliates. All initial investments in the fund by or through the Adviser, its advisory partners and its advisory affiliates will be subject to a $1,000,000 minimum per registered investment adviser or intermediary. The Adviser and its advisory partners and affiliates may impose different or additional minimum investment and eligibility requirements from those of the fund. Please contact your registered investment adviser or financial intermediary for more information. The Adviser or the Distributor (as defined later in this Prospectus) may waive these minimum investment requirements. The fund and the Distributor reserve the right to reject a purchase order for any reason.

The shares are not listed on any securities exchange and the fund does not expect there to be any secondary market for the fund’s shares. Shareholders will not have the right to redeem their shares. However, as described below, in order to provide some liquidity to shareholders, the fund will conduct periodic repurchase offers for a portion of its outstanding shares.

Interval Fund; Periodic Repurchase Offers

As an interval fund, the fund will make periodic offers to repurchase a portion of its outstanding shares at NAV per share. The fund has adopted a fundamental policy, which cannot be changed without shareholder approval, to make repurchase offers every three months. Quarterly repurchase offers occur in the months of [January, April, July and October]. The fund expects the first repurchase offer to be issued [    ].

Subject to applicable law and the approval of the fund’s Board of Trustees, the fund will seek to conduct such quarterly repurchase offers typically for 5% of the fund’s outstanding shares at NAV. In connection with any given repurchase offer, it is possible that the fund may offer to repurchase only the minimum amount of 5% of its outstanding shares.

1

From the time the fund distributes or publishes each repurchase offer notification until the repurchase pricing date for that offer, the fund must maintain liquid assets, including debt securities, cash, cash equivalents and other short-term holdings, or access to a bank line of credit, in amounts at least equal to the percentage of its shares subject to the repurchase offer. Proceeds from the repurchase of shares will be paid in cash (in U.S. dollars).

The procedures that will apply to the fund’s repurchase offers are described in “Periodic Repurchase Offers” in this Prospectus.

Investment Objective and Principal Investment Strategies

Investment objective

The fund seeks to provide total return consisting of income and capital appreciation. There can be no assurance that the fund will achieve its investment objective.

Principal investment strategies

The fund generally pursues its investment objective by focusing on particular types of reinsurance investments providing exposure to the insurance risk of natural catastrophes, such as hurricanes and earthquakes. The fund will normally implement its investment strategies by investing significantly in structured reinsurance investments (“Structured Investments”), such as equity-linked notes and preferred shares, issued by insurance company segregated accounts or special purpose vehicles (“Special Purpose Entities”) whose return is tied to underlying industry loss warranties (“ILWs”) and/or catastrophe bonds (also known as event-linked bonds). Under normal circumstances, the fund will invest primarily in instruments designed to provide exposure to ILWs and/or catastrophe bonds, and at least 70% of its total assets in investments designed to provide exposure to ILWs.

In selecting these investments for investment, the Adviser uses a combination of quantitative and qualitative analysis, considering, among other things, data and information obtained from third party models. In particular, the Adviser relies on research provided by two of the leading catastrophe risk modeling companies, which seek to measure catastrophe risks on a probabilistic basis, using simulation techniques. The Adviser analyzes each investment on an individual basis and relative to potential impact within the fund’s entire portfolio. Each investment is assigned a probability of loss based on the modeled projections of an event occurring. In selecting ILWs or Structured Investments with exposure to ILWs, the Adviser considers a wide range of factors, both in terms of portfolio level diversification, as well as broader trends impacting the potential investments, including cyclical seasonal forecasts (i.e., short- to medium-term) and secular/historical data (i.e., long-term averages). The Adviser has been investing in and analyzing investments in the reinsurance market since 2013.

In implementing the fund’s investment strategy, the Adviser will generally seek to invest directly or indirectly in ILWs and catastrophe bonds tied to a varied group of available perils and geographic regions.

The fund expects to have substantial direct or indirect exposure to ILWs and/or catastrophe bonds written by one or more reinsurers. The fund expects to have indirect exposure exceeding 25% of the fund’s assets to ILWs and/or catastrophe bonds underwritten by Iris Reinsurance Ltd., a registered Bermuda Class 3 insurer (“Iris Re”), through the fund’s investment in Structured Investments issued by Special Purpose Entities of Iris Re.

The fund expects to gain a significant percentage of its exposure to ILWs and catastrophe bonds indirectly through investments in equity-linked notes, a type of Structured Investment. Many of the ILWs and catastrophe bonds to which the fund will have exposure through its Structured Investments are expected to be shorter-term instruments that are seasonal in nature. The Special Purpose Entities which issue the Structured Investments will normally hold cash and/or cash equivalents when not holding ILWs and/or catastrophe bonds.

The fund may invest in registered investment companies, such as exchange-traded funds (“ETFs”), that invest in insurance- or reinsurance-related securities. The fund may also invest directly or indirectly in event-linked swaps for hedging purposes.

In addition to the above, the fund may invest in a broad range of other types of equity securities and debt securities, including instruments and obligations of U.S. and non-U.S. corporate and other non-governmental entities, those of U.S. and non-U.S. governmental entities (including government agencies and instrumentalities), floating rate loans and other floating rate securities, subordinated debt securities, certificates of deposit, money market securities, funds that invest primarily in debt securities, and cash, cash equivalents and other short term holdings.

2

The fund’s other investments may have fixed or variable principal payments and all types of interest rate and dividend payment and reset terms, including fixed rate, adjustable rate, floating rate, contingent, deferred, payment in kind and auction rate features. The fund’s investments may include instruments that allow for balloon payments or negative amortization payments.

To the extent consistent with the repurchase liquidity requirement of an interval fund, the fund may invest without limitation in illiquid securities.

Principal portfolio composition

Under normal circumstances, the fund will invest primarily in instruments designed to provide exposure to ILWs and/or catastrophe bonds, and at least 70% of its total assets in investments designed to provide exposure to ILWs. The fund expects to gain a significant percentage of its exposure to ILWs and catastrophe bonds indirectly through investments in equity-linked notes, a type of Structured Investment. It is expected that the fund will hold other types of investments directly.

Structured reinsurance investments

The fund expects to gain a significant percentage of its exposure to ILWs and catastrophe bonds by holding Structured Investments, including equity-linked notes and preferred shares. Structured Investments are privately structured securities utilized to gain exposure to the reinsurance market. These customizable instruments facilitate risk-transfer from insurance markets to capital marker investors. The fund, as holder of a Structured Investment, would participate in the premiums and losses associated with the underlying ILWs and/or catastrophe bonds. The fund may have exposure to derivatives, including event-linked swaps used for hedging purposes through its investments in Structured Investments. Structured Investments generally will be considered illiquid investments by the fund.

The Adviser expects to have full transparency into each ILW, catastrophe bond and/or event-linked swap held by each Special Purpose Entity in which the fund may make a Structured Investment.

Industry loss warranties

The fund may invest directly or indirectly in ILWs. ILWs are a type of short-term reinsurance contract whereby one party agrees to a set payment to its counterparty if insurance industry losses, as determined by an independent, third-party assessor, exceed a specified trigger amount.

ILWs are instruments that are privately negotiated among insurance companies, corporations, financial investors and public entities that seek to minimize commercial disruption in the event of the occurrence of natural disasters that negatively impact business operations. ILWs typically cover, among other things, natural catastrophe events, such as tornadoes, hurricanes, typhoons and windstorms in the United States, Japan and Europe, and earthquakes in the United States and Japan. For example, the buyer of a “$10 million limit US Wind ILW attaching at $2 billion” will pay an upfront premium to a protection writer (i.e., the reinsurer or a Special Purpose Entity) and in return will receive $10 million if total losses to the insurance industry from a single U.S. hurricane exceed $2 billion. The industry loss ($2 billion in this case) is often referred to as the “trigger” and is reported by an independent third party after an event has occurred. The amount of protection

3

offered by the contract ($10 million in this case) is referred to as the “limit.” The fund, as holder of the ILW or ILW Instrument, would be entitled to a return linked to the premium paid by the buyer and the occurrence or non-occurrence of the trigger event. If the trigger event occurs, the fund may lose all or a substantial portion of its investment.

The Adviser expects that all or substantially all of the ILWs in which the fund directly or indirectly invests will be fully collateralized by third parties counterparties. In a typical ILW transaction, the counterparty will contribute an agreed-upon premium to an independently administered collateral trust at the commencement of the contract and the fund will contribute funds, directly or indirectly, to such collateral trust in respect of an agreed-upon limit of coverage.

If, within the contract’s duration the insured loss event does not occur in a specified magnitude and within pre-determined durations, as determined by an agreed-upon, independent, third-party assessor, all amounts placed in the collateral trust will be released to the fund. If the insured event does occur, all of the amounts placed in the collateral trust will be released to the counterparty. Due to the time required to determine triggering events, in some cases, it may take a significant period of time for the underlying transaction to be completed and funds appropriately released.

Catastrophe bonds

The fund may invest directly or indirectly in catastrophe bonds, which sometimes are referred to as insurance-linked bonds or event-linked bonds. Catastrophe bonds are instruments that transfer risk from an issuer (such as an insurance company or a reinsurance company) to capital markets investors.

Catastrophe bonds are often structured as floating rate debt obligations for which the return of principal and the payment of interest are contingent on the non-occurrence of a pre-defined “trigger” event, such as a hurricane or an earthquake of a specific magnitude. The trigger event’s magnitude may be based on losses to a company or industry, industry indexes or readings of scientific instruments, or may be based on specified actual losses. If a trigger event, as defined within the terms of a catastrophe bond, occurs, the fund may lose a portion or all of its accrued interest and/or principal invested in such catastrophe bond or investment in Structured Investments with exposure to such catastrophe bond. The fund is entitled to receive principal and interest payments so long as no trigger event occurs of the description and magnitude specified by the instrument.

Catastrophe bonds may have trigger events related to a broad range of insurance risks, which can be broken down into three major categories: natural risks, weather risks and non-natural events. Investments in catastrophe bonds with trigger events related to natural risks generally provide coverage for natural catastrophes, such as hurricanes and earthquakes. Investments in catastrophe bonds linked to weather risks provide insurance to companies, or insurers of companies, whose sales depend on the weather and provide a hedge on the impact of weather-related risks. For example, a weather catastrophe bond could provide coverage based on the average temperature in a region over a given period. Investments in catastrophe bonds linked to non-natural risks could cover a much broader array of insurable risks, such as aerospace and shipping catastrophes. Certain catastrophe bonds may cover the risk that multiple loss events will occur. While the fund intends to generally invest in catastrophe bonds with trigger events related to natural risks, the fund has no limit as to the types of events, geographic areas or thresholds of loss referenced by catastrophe bonds in which it can invest.

Catastrophe bonds may be issued by government agencies, insurance companies, reinsurers, special purpose corporations or other U.S. or non-U.S. entities. Catastrophe bonds are often rated by at least one nationally recognized statistical rating organization (“NRSRO”), but also may be unrated. The rating for a catastrophe bond primarily reflects the rating agency’s calculated probability that a trigger event will occur. This rating also assesses the catastrophe bond’s credit risk and the model used to calculate the probability of a trigger event. Catastrophe bonds are often rated below investment grade or unrated. It is expected that the fund will invest in catastrophe bonds that are rated below investment grade or are unrated, but determined by the Adviser to be of comparable credit quality as below investment grade.

4

The Adviser expects that the majority of the fund’s direct or indirect investments in catastrophe bonds will be held in collateral trust accounts in conjunction with the formal bond offering. The Adviser also expects that funds within such collateral account generally will be assigned by way of security interest to a trustee pursuant to a deed of charge.

Other investment companies

The fund may invest in the securities of other registered investment companies, including ETFs and money market funds, to the extent that such investments are consistent with the fund’s investment objective and policies and permissible under the Investment Company Act of 1940, as amended (“1940 Act”), and the rules thereunder. Investment in other registered investment companies may provide the fund with exposure to segments of the insurance and reinsurance market represented by another fund at times when the fund might not be able to buy the particular type of securities directly.

Other investments

Floating rate investments

Floating rate investments are securities and other instruments with interest rates that adjust or “float” periodically based on a specified interest rate or other reference and include repurchase agreements, money market securities and shares of money market and short-term bond funds. For purposes of the fund’s investment policies, the fund considers as floating rate instruments adjustable rate securities, fixed rate securities with durations of less than or equal to one year and funds that invest primarily in floating rate instruments.

Floating rate loans

Floating rate loans are provided by banks and other financial institutions to large corporate customers. These loans are rated below investment grade, but typically are secured with specific collateral and have a senior position in the capital structure of the borrower. These loans typically have rates of interest that are reset periodically by reference to a base lending rate, such as the London Interbank Offered Rate (LIBOR), plus a premium.

Non-U.S. investments

The fund may invest without limit in securities of non-U.S. issuers, including securities of emerging market issuers. Non-U.S. issuers are issuers that are organized and have their principal offices outside of the United States. Non-U.S. securities may be issued by non-U.S. governments, banks or corporations, or private issuers, and certain supranational organizations, such as the World Bank and the European Union.

Below investment grade securities

The fund may invest in debt securities rated below investment grade or, if unrated, of equivalent quality as determined by the Adviser. Below investment grade securities, which are commonly referred to as “junk” bonds, have high risk, speculative characteristics. A debt security is below investment grade if it is rated Ba/BB or lower or the equivalent rating by at least one NRSRO or determined to be of equivalent credit quality by the Adviser. Below investment grade debt securities involve greater risk of loss, are subject to greater price volatility and are less liquid, especially during periods of economic uncertainty or change, than higher quality debt securities. Below investment grade securities also may be more difficult to value.

5

If a security receives different ratings from two or more NRSROs, the fund will use the rating chosen by the Portfolio Managers as most representative of the security’s credit quality. The ratings of NRSROs represent their opinions as to the quality of the securities that they undertake to rate and may not accurately describe the risks of the securities. An NRSRO may have a conflict of interest with respect to a security for which it assigns a quality rating. In addition, there may be a delay between a change in the credit quality of a security or other asset and a change in the quality rating assigned to the security or other asset by an NRSRO. If an NRSRO changes the quality rating assigned to one or more of the fund’s portfolio securities, the Adviser will consider if any action is appropriate in light of the fund’s investment objective and strategies. An investor can still lose significant amounts when investing in investment grade securities.

Equity securities

Equity securities include common stocks, warrants and rights, as well as “equity equivalents” such as preferred stocks and securities convertible into common stock. The equity securities in which the fund invests may be publicly or privately offered. Preferred stocks generally pay a dividend and rank ahead of common stocks and behind debt securities in claims for dividends and for assets of the issuer in a liquidation or bankruptcy. The dividend rate of preferred stocks may cause their prices to behave more like those of debt securities. A convertible security is one that can be converted into or exchanged for common stock of an issuer within a particular period of time at a specified price, upon the occurrence of certain events or according to a price formula. Convertible securities offer the fund the ability to participate in equity market movements while also seeking some current income. Convertible debt securities pay interest and convertible preferred stocks pay dividends until they mature or are converted, exchanged or redeemed. The fund considers some convertible securities to be “equity equivalents” because they are convertible into common stock. The credit ratings of those convertible securities generally have less impact on the investment decision, although they may still be subject to credit and interest rate risk.

Derivatives

The fund may have exposure to derivatives, including event-linked swaps used for hedging purposes through its investments in Structured Investments, but does not expect to invest directly in derivatives instruments.

To the extent obligations created by the fund’s use of derivatives may be deemed to create senior securities, the fund will segregate or earmark liquid assets with its custodian in accordance with 1940 Act Release No. 10666 (Apr. 18, 1979), and the guidance of related no-action letters issued by the SEC, to cover these obligations. The use of leverage may cause the fund to liquidate portfolio positions when it may not be advantageous to do so to satisfy its obligations or to meet segregation requirements. The loss on leverage transactions may substantially exceed the initial investment.

Reverse repurchase agreements and borrowing

The fund may enter into reverse repurchase agreements pursuant to which the fund transfers securities to a counterparty in return for cash, and the fund agrees to repurchase the securities at a later date and generally for a higher price. Reverse repurchase agreements are treated as borrowings by the fund, are a form of leverage and may make the value of an investment in the fund more volatile and increase the risks of investing in the fund. The fund also may borrow money from banks or other lenders, including to finance repurchase requests. Entering into reverse repurchase agreements and other borrowing transactions may cause the fund to liquidate positions when it may not be advantageous to do so in order to satisfy its obligations or meet segregation requirements.

Repurchase agreements

The fund may enter into repurchase agreements with broker-dealers, member banks of the Federal Reserve System and other financial institutions. Repurchase agreements are arrangements under which the fund purchases securities and the seller agrees to repurchase the securities within a specific time and at a specific price. The repurchase price is generally higher than the fund’s purchase price, with the difference being income to the fund. A repurchase agreement may be considered a loan by the fund collateralized by securities. Under the direction of the Board of Trustees, the Adviser reviews and monitors the creditworthiness of any institution which enters into a repurchase agreement with the fund. All repurchase agreements entered into by the fund shall be fully

6

collateralized with U.S. Treasury and/or agency obligations at all times during the period of the agreement in that the value of the collateral shall be at least equal to an amount of the loan, including interest thereon. Collateral is held by the fund’s custodian in a segregated safekeeping account for the benefit of the fund. Repurchase agreements afford the fund an opportunity to earn income on temporarily available cash. In the event of commencement of bankruptcy or insolvency proceedings with respect to the seller of the security before repurchase of the security under a repurchase agreement, the fund may encounter delay and incur costs before being able to sell the security. Such a delay may involve loss of interest or a decline in price of the security. If the court characterizes the transaction as a loan and the fund has not perfected a security interest in the collateral, the fund may be required to return the collateral to the seller’s estate and be treated as an unsecured creditor of the seller. As an unsecured creditor, the fund would be at risk of losing some or all of the principal and interest involved in the transaction.

Cash management and temporary investments

Normally, the fund invests substantially all of its assets to meet its investment objective. The fund may invest the remainder of its assets in securities with remaining maturities of less than one year or cash equivalents, or may hold cash. For temporary defensive purposes, including during periods of unusual cash flows, the fund may depart from its principal investment strategies and invest part or all of its assets in these securities or may hold cash. To the extent that the fund has any uninvested cash, the fund would also be subject to risk with respect to the depository institution holding the cash. During such periods, it may be more difficult for the fund to achieve its investment objective. The fund may adopt a defensive strategy when the Adviser believes securities in which the fund normally invests have special or unusual risks or are less attractive due to adverse market, economic, political or other conditions.

Short-term trading

The fund usually does not trade for short-term profits. The fund will sell an investment, however, even if it has only been held for a short time, if it no longer meets the fund’s investment criteria. If the fund does a lot of trading, it may incur additional operating expenses, which would reduce performance, and could cause shareowners to incur a higher level of taxable income or capital gains.

Risk Factors

An investment in the fund involves special risk considerations. You should consider carefully the risks summarized below, which are described in more detail beginning on page 29 of this Prospectus under “Risk Factors.”

Principal risks

General

The fund is a non-diversified, closed-end management investment company designed primarily as a long-term investment and not as a trading tool. The fund is not a complete investment program and should be considered only as an addition to an investor’s existing portfolio of investments. Because the fund invests predominantly in ILWs and catastrophe bonds, which may carry risk similar to below investment grade (high yield) debt securities, an investment in the fund’s shares is speculative in that it involves a high degree of risk. Due to uncertainty inherent in all investments, there can be no assurance that the fund will achieve its investment objective. In addition, even though the fund will make periodic offers to repurchase a portion of its outstanding shares to provide some liquidity to shareholders, shareholders should consider the fund to be an illiquid investment.

No operating history

The fund is a newly organized, non-diversified, closed-end management investment company. The fund has no operating history.

7

Insurance and reinsurance investments risk

The principal risk of an investment in insurance and reinsurance instruments is that a triggering event(s) (e.g., natural events, such as a hurricane, tornado or earthquake of a particular size/magnitude in a designated geographic area) will occur and the fund will lose all or a significant portion of the principal it has invested in the security and the right to additional interest payments with respect to the security and an investor will lose money. If multiple triggering events occur that impact a significant portion of the portfolio of the fund, the fund could suffer substantial losses. A significant portion of the fund’s assets will have exposure to ILWs and catastrophe bonds tied to natural events and there is inherent uncertainty as to whether, when or where such events will occur. There is no way to accurately predict whether a triggering event will occur and, because of this significant uncertainty, insurance and reinsurance investments carry a high degree of risk. The fund is subject to the principal risks described below, whether through the fund’s (i) direct investments, (ii) indirect investment through one or more Special Purpose Entities, or (iii) other investments.

Risks of investing in structured reinsurance investments. Structured Investments, such as equity-linked notes and preferred shares, are subject to the same risks as the underlying ILWs and/or catastrophe bonds, as applicable.

The fund’s successful use of Structured Investments will generally depend on, among other things, the Adviser’s quantitative and qualitative analysis of various factors, including the probability of the occurrence of trigger events in the underlying ILWs and/or catastrophe bonds. Should the price of the underlying ILWs and/or catastrophe bonds move in an unexpected manner, or should the structure of the Structured Investment respond to market conditions differently than anticipated, the fund may not achieve the anticipated benefits of the investment in the Structured Investment, and it may realize losses, which could be significant and could include the fund’s entire principal investment.

Structured Investments generally will be considered illiquid securities by the fund. An investor in Structured Investments participates in the premiums and losses associated with the underlying ILWs and/or catastrophe bonds.

Special Purpose Entities which issue Structured Investments have operating fees and expenses separate from the fees and expenses that the fund bears directly in connection with its own operations. The fund will indirectly bear its proportionate share of the operating fees and expenses assessable to the holders of those Structured Investments in which the fund invests. Such fees and expenses, which are not reflected in the fee table and example below, reduce the return to the fund on such investments and affect its performance.

Risks of investing in industry loss warranties. ILWs are exposed to catastrophic risks that can lead to binary performance of individual transactions. Events that trigger most payouts with respect to ILWs are rare and as such the probability of their occurrence may be difficult to predict. The performance of ILWs depends on determination of industry losses by a recognized third-party assessor. This dependency may cause substantial delays in either releasing the ILW collateral and premium funds to the fund or paying it to the reinsured party, because the third-party assessor may require time to issue its findings of industry losses. Such delays are typically between one to six months but, in unusual circumstances, may extend up to 36 months. Contracts for ILWs typically contain clauses that allow collateral release upon review of certain loss thresholds relative to certain time intervals—the “loss development period.” For instance, if a third party assessor estimates at a set point in time that industry-insured losses for the relevant specific event are $15 billion, and the ILW transaction in question is triggered at an industry loss of more than $30 billion, the ILW collateral would normally be released at the time of such determination. In general, if the initial estimated loss is less than 50% of the trigger value, the ILW is released at the defined date of estimation; otherwise, release may be delayed. The Adviser anticipates that the majority of the ILWs in which the fund will have exposure will be structured so as to release collateral either at the defined date of estimation, assuming no losses or within a twenty-four month loss development period. The Adviser will seek to gain exposure to ILW commitments structured to limit any conditional lock-up period to the extent commercially reasonable, but there can be no assurance such conditional lock-up period will coincide with the intended duration of the fund’s investment. It is not expected that any delay will have a material impact on the fund’s ability to make required distributions in order to qualify as a regulated investment company. Generally, there will be no readily-available market for ILWs. ILWs will be considered illiquid securities by the fund.

Risks of investing in catastrophe bonds. Catastrophe bonds (also known as event-linked bonds) carry large uncertainties and major risk exposures to adverse conditions. If a trigger event, as defined within the terms of a catastrophe bond, involves losses or other metrics exceeding a specific magnitude in the geographic region and time period specified, the fund may lose a portion or all of its accrued interest and/or principal invested in such security. Because catastrophe bonds cover “catastrophic” events that, if they occur, will result in significant losses, catastrophe bonds carry a high degree of risk of loss and carry risk similar to “high yield” or “junk” bonds. The rating of a catastrophe bond, if any, primarily reflects the rating agency’s calculated probability that a pre-defined trigger event will occur. Thus, lower-rated bonds have a greater likelihood of a triggering event occurring and loss to the fund. In addition to the specified trigger events, catastrophe bonds may expose the fund to certain nonprincipal risks, including but not limited to issuer (credit) default, adverse regulatory or jurisdictional interpretations and adverse tax consequences.

8

Reinsurance market and reinvestment risk. The size of the reinsurance market may change over time, which may limit the availability of ILWs, catastrophe bonds and Structured Investments for investment by the fund. The original issuance of ILWs, catastrophe bonds and Structured Investments in general, including these investments with desired instrument or risk characteristics, may fluctuate depending on the capital and capacity needs of reinsurers as well as the demand for such investments by institutional investors. The availability of ILWs, catastrophe bonds and Structured Investments in the secondary market also may be limited by supply and demand dynamics and prevailing economic conditions. To the extent ILWs, catastrophe bonds and Structured Investments held by the fund mature, or the fund must sell securities in connection with share repurchases, the fund may be required to hold more cash or short-term instruments than it normally would until attractive reinsurance investments become available. Holding excess cash and/or reinvestment in securities that are lower yielding or less desirable than securities sold may negatively affect performance.

Illiquidity and restricted securities risk. To the extent consistent with the repurchase liquidity requirement of an interval fund, the fund may invest without limitation in illiquid investments. Illiquidity risk is the risk that the investments held by the fund may be difficult or impossible to sell at the time that the fund would like or at the price that the fund believes the security is currently worth. As a relatively new type of financial instrument, there is limited trading history for reinsurance investments, even for those securities deemed to be liquid. There can be no assurance that a liquid market for the fund’s investments will be maintained. At any given time, the fund’s portfolio may be substantially illiquid. The fund’s ability to realize full value in the event of the need to liquidate certain assets may be impaired and/or result in losses to the fund. The fund may be unable to sell its investments, even under circumstances when the Adviser believes it would be in the best interests of the fund to do so. Illiquid investments may also be difficult to value and their pricing may be more volatile than more liquid investments, which could adversely affect the price at which the fund is able to sell such instruments. Illiquidity risk also may be greater in times of financial stress. The risks associated with illiquid instruments may be particularly acute in situations in which the fund’s operations require cash (such as in connection with repurchase offers) and could result in the fund borrowing to meet its short-term needs or incurring losses on the sale of illiquid instruments.

Certain of the instruments in which the fund may invest are subject to restrictions on resale by the federal securities laws or otherwise, such as securities offered privately pursuant to Section 4(a)(2) of the Securities Act of 1933 (the “1933 Act”) and securities issued pursuant to Rule 144A under the 1933 Act. While certain restricted securities may, notwithstanding their limitations on resale, be treated as liquid if the Adviser determines, pursuant to the applicable procedures, that such treatment is warranted, there can be no guarantee that any such determination will continue.

Valuation risk. The fund is subject to the risk that one or more of the securities in which the fund invests are priced incorrectly, due to factors such as incomplete data, market instability, lack of a liquid secondary market or human error. In addition, pricing of insurance and reinsurance investments is subject to the added uncertainty caused by the inability to generally predict whether, when or where a natural disaster or other triggering event will occur. A substantial portion of the fund’s investment will be in Structured Investments for which market quotations will not be available. The fund’s investments in Structured Investments will be valued pursuant to fair value procedures adopted by the Board of Trustees. The Board of Trustees is responsible for the valuation of the fund’s investments and reviews all fair value determinations. The fund’s direct investments in catastrophe bonds will normally be valued by a third-party pricing vendor proposed by the Adviser and approved by the Board of Trustees. The Adviser considers the inputs, methods, models, and assumptions used by the pricing service to determine such prices, and how those inputs, methods, models and assumptions are affected (if at all) as market conditions change.

9

Reinsurance industry risk. The performance of the fund’s investments and the reinsurance industry itself are tied to the occurrence of various triggering events, including weather, natural disasters (hurricanes, earthquakes, etc.) and other specified events causing physical and/or economic loss. Triggering events are typically defined by three criteria: an event; a geographic area in which the event must occur; and a threshold of economic or physical loss (either actual or modeled) caused by the event, together with a method to measure such loss. Generally, the event is a natural peril of a kind that results in significant physical or economic loss. Natural perils include disasters such as hurricanes, earthquakes, windstorms, fires and floods. Major natural disasters in populated areas (such as in the cases of hurricane Katrina in New Orleans in 2005 and super storm Sandy in the New York City metropolitan area in 2012) or related to high-value insured property (such as plane crashes) can result in significant losses and investors in ILWs, catastrophe bonds and Structured Investments tied to such exposures may also experience substantial losses. If the likelihood and severity of natural and other large disasters increase, the risk of significant losses to reinsurers may increase.

Risk-modeling risk. The Adviser, in selecting investments for the fund, may consider risk models created by independent third parties, the sponsor of a reinsurance- related security and/or a broker. The sponsor of a reinsurance-related security may be incentivized to skew risk models to minimize risks associated with such security in order to entice investors, thereby jeopardizing the integrity of the Adviser’s investment analysis process. The Adviser may also consider its own risk models based on comparable prior transactions, quantitative analysis, and industry knowledge. Risk models are designed to assist investors, governments, and businesses understand the potential impact of a wide variety of catastrophic events and allow such parties to analyze the probability of loss in regions with the highest exposure. The Adviser will use the output of the risk models before and after investment to assist the Adviser in assessing the risk of a particular reinsurance- related security or a group of such securities. Risk models are created using historical, scientific and other related data. Because such risk models are based in part upon historical data and averages, there is no guarantee that such information will accurately predict the future occurrence, location or severity of any particular catastrophic event and thus may fail to accurately calculate the probability of a trigger event and may underestimate the likelihood of a trigger event. In addition, any errors or imperfections in a risk model or in the data on which it is based or any technical issues with the construction of the models (including, for example, data problems and/or software or other implementation issues) could adversely affect the ability of the Adviser to use such analyses or models effectively, which in turn could adversely affect the fund’s performance. Risk models are used by the Adviser as one input in its risk analysis process for fund investments. The Adviser also considers available information related to any known market impacts on the various investments within the parameters of the fund’s principal investment strategies.

Risks of investing in Iris Re

Iris Re is a registered Bermuda Class 3 insurer. As such, it is subject to regulation and supervision in Bermuda. Bermuda insurance statutes, regulations and policies of the Bermuda Monetary Authority may affect Iris Re’s ability to write reinsurance policies or the ability of its segregated accounts to distribute funds. It is not presently intended that Iris Re will be admitted to do business in any jurisdiction in the United States or elsewhere (other than Bermuda). However, there can be no assurance that insurance regulators in the United States or elsewhere will not review the activities of Iris Re or related companies or its segregated accounts or agents and claim that Iris Re is subject to such jurisdiction’s licensing requirements. The process of obtaining licenses is very time consuming and costly, and Iris Re may not be able to become licensed in a jurisdiction other than Bermuda, which could significantly and adversely affect Iris Re’s business by limiting its ability to conduct business as well as subjecting it to penalties and fines. If, in the future, Iris Re becomes subject to any insurance laws of the United States or any state thereof or of any other jurisdiction, there is no assurance that it would be in compliance with those laws or that coming into compliance with those laws would not have a significant and negative effect on its business.

Because Iris Re is incorporated in Bermuda, it is subject to changes of Bermuda law and regulation that may have an adverse impact on its operations, including imposition of tax liability or increased regulatory supervision. In addition, the Bermuda insurance and reinsurance regulatory framework recently has become subject to increased scrutiny in many jurisdictions, including in the United States and in various states within the United States. The future impact on Iris Re’s operations of any future changes in the laws and regulations to which it is or may become subject cannot be predicted.”

Focused investing risk

At any given time, it is expected that the fund’s investments or portfolio risks will be focused on particular types of reinsurance investments, on a limited group of available perils and geographic regions or in reinsurance contracts written by one or more reinsurers. Such focused investing could expose the fund to losses disproportionate to other comparable funds.

The fund will concentrate in the financial services group of industries. Such concentration of risk may increase any losses suffered by the fund. Issuers of ILWs, catastrophe bonds and Structured Investments are generally classified as belonging to the financial services group of industries. Although, the fund has no current intention to invest in banks or other issuers that may be commonly considered in the financial services group of industries, as a result of this categorization of reinsurance investments, the fund may be subject to concentration risk. The industries within the financial services group of industries are subject to extensive government regulation, which can limit both the amounts and types of loans and other financial commitments they can make, and the interest rates and fees they can charge. Profitability can be largely dependent on the availability and cost of capital funds and the rate of corporate and consumer debt defaults, and can fluctuate significantly when interest rates change. Credit losses resulting from financial difficulties of borrowers can negatively affect the financial services group of industries. Insurance companies can be subject to severe price competition. The financial services group of industries are currently undergoing relatively rapid change as existing distinctions between financial service segments become less clear. For example, recent business combinations have included insurance, finance, and securities brokerage under single ownership. Non-U.S. financial services companies, including insurance companies, may be subject to different levels of regulation than that to which similar companies operating in the U.S. are subject.

Non-diversification risk

The fund is classified as “non-diversified,” which means that it can invest a higher percentage of its assets in the securities of any one or more issuers than a diversified fund. Being non-diversified may magnify the fund’s losses from adverse events affecting a particular issuer, and the value of its shares may be more volatile than if it invested more widely.

Market risk

The market prices of the fund’s securities may go up or down, sometimes rapidly or unpredictably, due to general market conditions, such as real or perceived adverse economic or political conditions, inflation, changes in interest rates or currency rates, lack of liquidity in the markets or adverse investor sentiment. Adverse market conditions may be prolonged and may not have the same impact on all types of securities. Market prices of securities also may go down due to events or conditions that affect particular sectors, industries or issuers. When market prices fall, the value of your investment will go down. The fund may experience a substantial or complete loss on any individual security.

In the past several years financial markets, such as those in the United States, Europe, Asia and elsewhere, have experienced increased volatility, depressed valuations, decreased liquidity and heightened uncertainty. Governmental and non-governmental issuers defaulted on, or were forced to restructure, their debts. These market conditions may continue, worsen or spread. Events that have contributed to these market conditions include, but are not limited to major cybersecurity events; measures to address U.S. federal and state budget deficits; downgrading of U.S. long-term sovereign debt; declines in oil and commodity prices; dramatic changes in currency exchange rates; and public sentiment. The European Union has experienced increasing stress for a variety of reasons, including economic downturns in various member countries. In June 2016, the United Kingdom voted to withdraw from the European Union, and additional members could do the same. The impact of these conditions and events is not yet known.

The U.S. government and the Federal Reserve, as well as certain foreign governments and central banks, have taken steps to support financial markets. Government intervention may not work as intended, particularly if the efforts are perceived by investors as being unlikely to achieve the desired results. The Federal Reserve has reduced its market support activities and recently has begun raising interest rates. Certain foreign governments and central banks are implementing or discussing so-called negative interest rates (e.g., charging depositors who keep their cash at a bank) to spur economic growth. Further Federal Reserve or other U.S. or non-U.S. governmental or central bank actions, including interest rate increases or contrary actions by different governments could negatively affect financial markets generally, increase market volatility and reduce the value and liquidity of securities in which the fund invests.

Policy and legislative changes in the United States and in other countries are affecting many aspects of financial regulation, and may in some instances contribute to decreased liquidity and increased volatility in the financial markets. The impact of these changes on the markets, and the practical implications for market participants, may not be fully known for some time.

Economies and financial markets throughout the world are increasingly interconnected. Economic, financial or political events, trading and tariff arrangements, terrorism, natural disasters and other circumstances in one country or region could have profound impacts on global economies or markets. As a result, whether or not the fund invests in securities of issuers located in or with significant exposure to the countries directly affected, the value and liquidity of the fund’s investments may be negatively affected.

10

Management and operational risk

The fund is subject to management risk because it relies on the Adviser’s ability to achieve its investment objective. The fund runs the risk that the Adviser’s investment techniques will fail to produce desired results and cause the fund to incur significant losses. The Adviser may select investments that do not perform as anticipated by the Adviser and may choose to hedge or not to hedge positions at disadvantageous times. Any imperfections, errors, or limitations in quantitative analyses and models used by the Adviser as part of its investment process could affect the fund’s performance.

The fund also is subject to the risk of loss as a result of other services provided by the Adviser and other service providers, including pricing, administrative, accounting, tax, legal, custody, transfer agency and other services.

Operational risk includes the possibility of loss caused by inadequate procedures and controls, human error and cyber-attacks, disruptions and failures affecting, or by, a service provider.

Tax risk

As described in more detail later in this Prospectus, in order to qualify for the favorable tax treatment generally available to regulated investment companies, at least 90% of the fund’s gross income each taxable year must consist of qualifying income, the fund must meet certain asset diversification tests at the end of each quarter of its taxable year, and the fund must meet certain distribution requirements for each taxable year. The fund might generate more non-qualifying income than anticipated, might not be able to generate qualifying income in a particular taxable year at levels sufficient to meet the qualifying income test, or might not be able to determine the percentage of qualifying income it has derived for a taxable year until after year-end. The fund may determine not to make an investment that it otherwise would have made, or may dispose of an investment it otherwise would have retained (potentially resulting in the recognition of taxable gain or loss, and potentially under disadvantageous circumstances), in an effort to meet the qualifying income test.

The fund may invest a significant portion of its assets in equity-linked notes and possibly other instruments issued by segregated accounts or “cells” of one or more insurance companies or other entities (“cell entities”) formed under the law of Bermuda (“cell instruments”). The federal income tax treatment of those instruments, both generally and with respect to the requirements applicable to regulated investment companies, is not entirely clear. Under proposed Treasury Regulations, it is expected that each of those cells will be treated as a separate entity for U.S. federal income tax purposes. If such a cell entity were to instead be treated as a single entity (and each of its cells as a division of that entity), then the fund could fail to meet the asset diversification tests applicable to regulated investment companies. Additionally, it is expected that the cell instruments will be treated as non-voting equity interests in the cells for U.S. federal income tax purposes. If the cell instruments were to instead be treated as voting equity investments, the fund could fail to meet the asset diversification tests applicable to regulated investment companies, or the income derived from the cells could be treated as income that is not qualifying income.

The tax treatment of certain insurance- and reinsurance-related instruments is also not entirely clear. Certain of the fund’s investments (including, potentially, certain ILWs, catastrophe bonds and Structured Investments and cell instruments) may generate income that is not qualifying income. It is possible that certain investments made by the fund (including certain ILWs, catastrophe bonds and Structured Investments and cell instruments) may be treated as equity in passive foreign investment companies (“PFICs”) for federal income tax purposes. In general, a PFIC is a foreign corporation (i) that earns at least 75% of its annual gross income from passive sources (such as interest, dividends, certain rents and royalties,

11

or capital gains) or (ii) where at least 50% of its assets (computed based on average fair market value) either produce or are held for the production of passive income. If the fund acquires any equity interest in a PFIC, the fund could be subject to U.S. federal income tax and additional interest charges on “excess distributions” received from the PFIC or on any gain recognized by the fund from the sale or other disposition of stock in the PFIC, even if all income or gain actually earned by the fund is timely distributed to its shareholders. The fund would not be able to pass through to its shareholders any credit or deduction for such a tax. A “qualified electing fund” election or a “mark to market” election may be available that would ameliorate these adverse tax consequences, but such elections could require the fund to recognize taxable income or gain (which would be subject to the distribution requirements applicable to regulated investment companies, as described above) without the concurrent receipt of cash. In order to satisfy the distribution requirements and avoid a tax on the fund, the fund may be required to liquidate portfolio securities that it might otherwise have continued to hold (potentially resulting in the recognition of taxable gain or loss, and potentially under disadvantageous circumstances), or the fund may be required to borrow cash. Gains recognized by the fund from the sale or other disposition of stock of PFICs may also be treated as ordinary income. Under proposed Treasury Regulations, certain income derived by the fund from a PFIC with respect to which the fund has made a qualified electing fund election would generally constitute qualifying income only to the extent the PFIC makes distributions of that income to the fund. In order for the fund to make a qualified electing fund election with respect to a PFIC, the PFIC would have to agree to provide certain tax information to the fund on an annual basis, which it might not agree to do. The fund may limit and/or manage its holdings in PFICs to limit its tax liability or maximize its after-tax return from these investments.

If a sufficient portion of the voting interests in a foreign issuer (including certain issuers of insurance- and reinsurance-related securities) is held by the fund, independently or together with certain other U.S. persons, that issuer may be treated as a “controlled foreign corporation” (a “CFC”) with respect to the fund, in which case the fund will be required to take into account each year, as ordinary income, its share of certain portions of that issuer’s income, whether or not such amounts are distributed. The fund may have to dispose of its portfolio securities (potentially resulting in the recognition of taxable gain or loss, and potentially under disadvantageous circumstances) to generate cash, or may have to borrow the cash, to meet its distribution requirements and avoid fund-level taxes. Under proposed Treasury Regulations, certain income derived by the fund from a CFC would generally constitute qualifying income only to the extent the CFC makes distributions of that income to the fund. In addition, some fund gains recognized from the sale or other disposition of interests in such an issuer may be treated as ordinary income. The fund may limit and/or manage its holdings in issuers that could be treated as CFCs in order to limit its tax liability or maximize its after-tax return from these investments.

If the fund were to fail to qualify for treatment as a regulated investment company, it would generally be subject to tax in the same manner as an ordinary corporation, and distributions to its shareholders generally would not be deductible by the fund in computing its taxable income. Under certain circumstances, the fund may be able to cure a failure to meet the qualifying income test or the diversification test if such failure was due to reasonable cause and not willful neglect, but in order to do so the fund may incur a significant penalty tax that would reduce (and potentially could eliminate) the fund’s returns.

Repurchase offers risk

The fund is an “interval fund” and, in order to provide liquidity to shareholders, the fund, subject to applicable law, conducts quarterly repurchase offers of the fund’s outstanding shares at NAV subject to approval of the Board of Trustees. In all cases such repurchases will be for at least 5% and not more than 25%, and are currently

12

expected to be for 5%, of its outstanding shares at NAV, pursuant to Rule 23c-3 under the 1940 Act. The fund believes that these repurchase offers are generally beneficial to the fund’s shareholders, and repurchases generally will be funded from available cash, borrowings or sales of portfolio securities. However, repurchase offers and the need to fund repurchase obligations may affect the ability of the fund to be fully invested or force the fund to maintain a higher percentage of its assets in liquid investments, which may harm the fund’s investment performance. Moreover, diminution in the size of the fund through repurchases may result in untimely sales of portfolio securities (with associated imputed transaction costs, which may be significant), and may limit the ability of the fund to participate in new investment opportunities or to achieve its investment objective. If the fund employed investment leverage, repurchases of shares would compound the adverse effects of leverage in a declining market. In addition, if the fund borrows money to finance repurchases, interest on that borrowing will negatively affect shareholders who do not tender their shares by increasing fund expenses and reducing any net investment income. If a repurchase offer is oversubscribed, the fund will repurchase the shares tendered on a pro rata basis, and shareholders will have to wait until the next repurchase offer to make another repurchase request. As a result, shareholders may be unable to liquidate all or a given percentage of their investment in the fund during a particular repurchase offer. Some shareholders, in anticipation of proration, may tender more shares than they wish to have repurchased in a particular quarter, thereby increasing the likelihood that proration will occur. A shareholder may be subject to market and other risks, and the NAV of shares tendered in a repurchase offer may decline between the repurchase request deadline and the date on which the NAV for tendered shares is determined. In addition, the repurchase of shares by the fund may be a taxable event to shareholders.

Borrowing risk

The fund may borrow to meet repurchase requests or for investment purposes (i.e., to purchase additional portfolio securities). The fund’s borrowings may be on a secured or unsecured basis and at fixed or variable rates of interest. The fund’s ability to obtain leverage through borrowings is dependent upon its ability to establish and maintain an appropriate line of credit. The use of leverage, including through borrowings, will increase volatility of the fund’s investment portfolio and magnify the fund’s investment losses or gains. Borrowing will also cost the fund interest expense and other fees. The cost of borrowing may reduce the fund’s return.

Expense risk

Your actual costs of investing in the fund may be higher than the expenses shown in “Annual Fund Operating Expenses” for a variety of reasons. For example, expense ratios may be higher than those shown if overall net assets decrease. Net assets are more likely to decrease and the fund’s expense ratio is more likely to increase when markets are volatile.

Other risks

Floating rate instrument risks

Floating rate loans and similar investments may be illiquid or less liquid than other investments. Market quotations for these securities may be volatile and/or subject to large spreads between bid and ask prices. No active trading market may exist for many floating rate loans, and many loans are subject to restrictions on resale. Any secondary market may be subject to irregular trading activity and extended trade settlement periods. In particular, loans may take longer than seven days to settle, potentially leading to the sale proceeds of loans not being available to meet redemptions for a substantial period of time after the sale of the loans. To the extent that sale proceeds of loans are not available, the fund may sell securities that have shorter settlement periods or may access other sources of liquidity to meet redemption requests. Loans may not be considered “securities,” and purchasers, such as the fund, therefore may not be entitled to rely on the anti-fraud protections afforded by federal securities laws. The ILWs, catastrophe bonds and Structured Investments in which the fund directly or indirectly invests may be variable rate, or floating rate.

13

Risks of inverse floating rate obligations

The interest rate on inverse floating rate obligations will generally decrease as short-term interest rates increase, and increase as short-term rates decrease. Due to their leveraged structure, the sensitivity of the market value of an inverse floating rate obligation to changes in interest rates is generally greater than a comparable long-term bond issued by the same issuer and with similar credit quality, redemption and maturity provisions. Inverse floating rate obligations may be volatile and involve leverage risk.

Interest rate risk

The market prices of securities may fluctuate significantly when interest rates change. When interest rates rise, the value of fixed income securities generally falls. Interest rates in the U.S. recently have been historically low, so the fund faces a heightened risk that interest rates may rise. A general rise in interest rates may cause investors to move out of fixed income securities on a large scale, which could adversely affect the price and liquidity of fixed income securities and could also result in increased redemptions from the fund. A change in interest rates will not have the same impact on all fixed income securities. Generally, the longer the maturity (i.e., measure of time remaining until the final payment on a security) or duration (i.e., measure of the underlying portfolio’s price sensitivity to changes in prevailing interest rates) of a fixed income security, the greater the impact of a rise in interest rates on the security’s value. For example, if interest rates increase by 1%, the value of a fund’s portfolio with a portfolio duration of ten years would be expected to decrease by 10%, all other things being equal. In addition, different interest rate measures (such as short- and long-term interest rates and U.S. and foreign interest rates), or interest rates on different types of securities or securities of different issuers, may not necessarily change in the same amount or in the same direction.

Rising interest rates can lead to increased default rates, as issuers of floating rate securities find themselves faced with higher payments. Unlike fixed rate securities, floating rate securities generally will not increase in value if interest rates decline. Changes in interest rates also will affect the amount of interest income the fund earns on its floating rate investments.

Credit risk

If an issuer or guarantor of a security held by the fund or a counterparty to a financial contract with the fund defaults on its obligation to pay principal and/or interest, has its credit rating downgraded or is perceived to be less creditworthy, or the credit quality or value of any underlying assets declines, the value of your investment will decline. In addition, the fund may incur expenses to protect the fund’s interest in securities experiencing these events. A security may change in price for a variety of reasons. For example, floating rate securities may have final maturities of ten or more years, but their effective durations will tend to be very short. If there is an adverse credit event, or a perceived change in the issuer’s creditworthiness, these securities could experience a far greater negative price movement than would be predicted by the change in the security’s yield in relation to their effective duration. The fund evaluates the credit quality of issuers and counterparties prior to investing in securities. Credit risk is broadly gauged by the credit ratings of the securities in which the fund invests. However, ratings are only the opinions of the companies issuing them and are not guarantees as to quality. Securities rated in the lowest category of investment grade (Baa/BBB) may possess certain speculative characteristics.

Prepayment or call risk

Many issuers have a right to prepay their securities. If interest rates fall, an issuer may exercise this right. If this happens, the fund would be forced to reinvest

14

prepayment proceeds at a time when yields or securities available in the market are lower than the yield on the prepaid security. The fund may also lose any premium it paid on the security.

Risks of subordinated securities

A holder of securities that are subordinated or “junior” to more senior securities of an issuer is entitled to payment after holders of more senior securities of the issuer. Subordinated securities are more likely to suffer a credit loss than non-subordinated securities of the same issuer, any loss incurred by the subordinated securities is likely to be proportionately greater, and any recovery of interest or principal may take more time. As a result, even a perceived decline in creditworthiness of the issuer is likely to have a greater impact on them. Certain Special Purpose Entities in which the fund invests may issue multiple tranches of interests to investors.

Risks of non-U.S. investments

Investing in non-U.S. issuers, or in U.S. issuers that have significant exposure to foreign markets, may involve unique risks compared to investing in securities of U.S. issuers. These risks are more pronounced for issuers in emerging markets or to the extent that the fund invests significantly in one region or country. These risks may include different financial reporting practices and regulatory standards, less liquid trading markets, extreme price volatility, currency risks, changes in economic, political, regulatory and social conditions, sustained economic downturns, financial instability, tax burdens, and investment and repatriation restrictions. Lack of information and less market regulation also may affect the value of these securities. Withholding and other non-U.S. taxes may decrease the fund’s return. Non-U.S. issuers may be located in parts of the world that have historically been prone to natural disasters. Investing in depositary receipts is subject to many of the same risks as investing directly in non-U.S. issuers. Depositary receipts may involve higher expenses and may trade at a discount (or premium) to the underlying security.

Below investment grade securities and unrated securities risk

Below investment grade debt securities, which are commonly called “junk” bonds, are rated below BBB- by Standard & Poor’s Ratings Services (“S&P”) or Baa3 by Moody’s Investors Service, Inc. (“Moody’s”), or have comparable ratings by another rating organization. Debt securities rated below investment grade, called “junk” bonds, are speculative, have a higher risk of default or are already in default, tend to be less liquid and are more difficult to value than higher grade securities. Junk bonds tend to be volatile and more susceptible to adverse events and negative sentiments. These risks are more pronounced for securities that are already in default.

Equity investing risk

The fund may at times invest directly or indirectly in equity securities, which may be publicly or privately offered. The equity securities in which the fund invests may be more volatile than the equity markets as a whole. Equity securities risk is the risk that the value of equity instruments to which the fund is exposed will fall due to general market or economic conditions; overall market changes; local, regional or global political, social or economic instability; currency, interest rate and commodity price fluctuations; perceptions regarding the industries in which the issuers participate, and the particular circumstances and performance of the issuers. The prices of equities are also sensitive to rising interest rates, as the costs of capital rise and borrowing costs increase. Market conditions may affect certain types of equity securities to a greater extent than other types. Although equities have historically generated higher average returns than debt securities over the long term, equity securities also have experienced significantly more volatility in returns.

15

Swaps risk

The fund may obtain swap exposure by investing indirectly in, among other things, event-linked swaps, which typically are contingent, or formulaically related to defined trigger events, or by pursuing similar event-linked derivative strategies. Trigger events include hurricanes, earthquakes, weather-related phenomena and other criteria determined by independent parties. If a trigger event(s) occurs, the fund may lose the swap’s notional amount. As derivative instruments, event-linked swaps are subject to risks in addition to the risks of investing in insurance- and reinsurance-related instruments, including risks associated with the counterparty and leverage.

Leveraging risk

The value of your investment may be more volatile and other risks tend to be compounded if the fund borrows or has exposure to derivatives or other investments that have embedded leverage. Leverage generally magnifies the effect of any increase or decrease in the value of the fund’s underlying assets and creates a risk of loss of value on a larger pool of assets than the fund would otherwise have, potentially resulting in the loss of all assets. Engaging in such transactions may cause the fund to liquidate positions when it may not be advantageous to do so to satisfy its obligations or meet segregation requirements. During periods in which the fund is using leverage, the fees paid to the Adviser for its investment advisory services will be higher than if the fund did not use leverage because the fees paid will be calculated on the basis of the fund’s average total assets.

Anti-takeover provisions

The fund’s Agreement and Declaration of Trust and by-laws include provisions that could limit the ability of other entities or persons to acquire control of the fund or convert the fund to open-end status.

Borrowing	The fund has the option to borrow, which such borrowing, if any, the fund anticipates would be used to satisfy repurchase requests from fund shareholders and otherwise to provide the fund with temporary liquidity. The amount that the fund may borrow will be limited by the provisions of Section 18 of the 1940 Act, which, among other limitations contained therein relating to the declaration of dividends or distributions, limits the issuance of a “senior security” (as defined in the 1940 Act) to those instances where immediately after giving effect to such issuance, the fund will have “net asset coverage” (as defined in the 1940 Act) of at least 300%. To the extent the fund borrows, the interest on borrowing by the fund will be at prevailing market rates. Notwithstanding the foregoing, the fund intends to limit its borrowing, if any, and the overall leverage of its portfolio to an amount that does not exceed 33 1/3% of the fund’s gross asset value.

Investment Adviser

City National Rochdale, LLC is the fund’s investment adviser. The Adviser is responsible on a day-to-day basis for investment of the fund’s portfolio in accordance with its investment objective and principal investment strategies.

The Adviser is a registered investment adviser that specializes in investment management for high-net-worth individuals, families and foundations. The Adviser had approximately $[        ] billion in assets under management as of [        ] [    ], 2016, and is a wholly-owned subsidiary of City National Bank (“CNB”), a federally chartered commercial bank founded in the early 1950s, which has provided trust and fiduciary services, including investment management services, to individuals and businesses for over 50 years. CNB currently provides investment management services to individuals, pension and profit sharing plans, endowments and foundations. As of [        ] [    ], 2016, CNB and its affiliates had approximately $[        ] billion in assets under administration, which includes approximately $[        ] billion in assets under management. CNB is a wholly-owned subsidiary of RBC USA Holdco Corporation, which is a wholly-owned indirect subsidiary of Royal Bank of Canada.

The Adviser’s main office is at 400 North Roxbury Drive, Beverly Hills, California 90210.

16

The fund does not currently charge a repurchase fee, and it does not currently expect to impose a repurchase fee.

Advisory Fee	The fund pays the Adviser a fee for its investment advisory services in the amount of 0.50% of the fund’s average total assets, less accrued liabilities. See “Management of the Fund.”

Portfolio Managers	Garrett R. D’Alessandro and Thomas H. Ehrlein (the “Portfolio Managers”) are jointly and primarily responsible for the day-to-day management of the fund’s portfolio.

Expenses

The fund pays all of its organizational and investment expenses, including, without limitation, brokerage commissions (if any) and all other costs of executing transactions, calculating the fund’s NAV, interest expense, insurance expense, custodial expense and all ongoing ordinary administrative and operational costs of the fund, including legal costs, accounting costs, taxes and any fees paid to the Administrator and Custodian and all expenses incurred in connection with the offering and sales of its shares and communications with shareholders.

The Adviser bears all ongoing ordinary administrative and operational costs of the Adviser, including employees’ salaries, facilities, travel costs, technology costs, office supplies, research and data costs and its own legal, accounting and filing fees.

Fees Paid to Third Parties	The fund expects to invest significantly in Structured Investments issued by Special Purpose Entities through which the fund will gain exposure to ILWs and/or catastrophe bonds. The fund may also invest in registered investment companies that invest in insurance- or reinsurance-related securities. A portion of the fund’s investment in any Special Purpose Entities and any registered investment companies may be used to pay the operating fees and expenses of those vehicles, such as underwriting commissions and the costs of the set-up, management and/or operation of the vehicles. The indirect fees and expenses borne by the fund on investments in Special Purpose Entities are not reflected in the fee table and example below. The estimated fees and expenses to be incurred indirectly by the fund on investments in registered investment companies are reflected in the fee table and example below, and will be separately reflected in the fee table as Acquired Fund Fees and Expenses should such costs exceed 0.01% of the fund’s average net assets. These indirect costs will reduce the return to the fund on its investment in such vehicles and affect its performance.

Shareholder Servicing Fee	The fund is subject to a shareholder service agreement that allows the fund to pay a fee of 0.25% of its average net assets for shareholder services provided to shareholders of the fund. Because this fee is paid out of the fund’s assets, over time the fee will increase the cost of a shareholder’s investment.

Administrator, Fund Accounting Agent, Distributor, Custodian and Transfer Agent

SEI Investments Global Funds Services, located at One Freedom Valley Drive, Oaks, Pennsylvania 19456, serves as the fund’s administrator and fund accounting agent (the “Administrator”). SEI Investments Distribution Co., located at One Freedom Valley Drive, Oaks, Pennsylvania 19456, serves as the fund’s distributor (the “Distributor”). U.S. Bank, N.A., located at 1555 N. Rivercenter Drive, Milwaukee, Wisconsin 53212, serves as the fund’s custodian (the “Custodian”). U.S. Bancorp Fund Services, LLC, located at 615 East Michigan Street, Milwaukee, Wisconsin 53202, serves as the fund’s transfer agent (the “Transfer Agent”).

The Adviser or the fund compensates the Distributor for its services. The fund compensates the Custodian and the Transfer Agent for their services.

Unlisted Closed-End Fund Structure

The fund’s shares have very limited liquidity. The fund’s shares are not listed and the fund does not currently intend to list its shares for trading on any securities exchange, and the fund does not expect any secondary market to develop for its shares.

Shareholders of the fund are not able to have their shares redeemed or otherwise sell their shares on a daily basis because the fund is an unlisted closed-end fund. In order to provide liquidity to shareholders, the fund is structured as an “interval fund” and conducts periodic repurchase offers for a portion of its outstanding shares, as described in this Prospectus.

An investment in the fund is suitable only for long-term investors who can bear the risks associated with the limited liquidity of the shares of the fund. Investors should consider their investment goals, time horizons and risk tolerance before investing in the fund.

17

Distributions	The fund intends to declare and pay dividends of substantially all net investment income and net realized capital gains at least annually. Unless shareholders specify otherwise, dividends will be reinvested in shares of the fund.

Tax Considerations

You will normally be subject to federal income taxes, and any state or local taxes, on the dividends and other distributions you receive from the fund. For U.S. federal income tax purposes, distributions from the fund’s net capital gains (the excess, if any, of its net long-term capital gains over its net short-term capital losses) are considered long-term capital gains and are generally taxable to non-corporate shareholders at a rate of up to 20%. Distributions from the fund’s net short-term capital gains are generally taxable as ordinary income. Other dividends are generally taxable as ordinary income or, in general, if paid from the fund’s “qualified dividend income” and if certain conditions, including holding period requirements, are met by the fund and the shareholder, as qualified dividend income taxable to individual and certain other non-corporate shareholders at U.S. federal income tax rates of up to 20%. “Qualified dividend income” generally is income derived from dividends paid by U.S. corporations or certain foreign corporations that are either incorporated in a U.S. possession or eligible for tax benefits under certain U.S. income tax treaties. In addition, dividends that the fund receives in respect of stock of certain foreign corporations may be qualified dividend income if that stock is readily tradable on an established U.S. securities market. A portion of dividends received from the fund (but none of the fund’s capital gain distributions) may qualify for the dividends-received deduction for corporations.

The fund will report to shareholders annually the U.S. federal income tax status of all fund distributions.

If the fund declares a dividend in October, November or December, payable to shareholders of record in such a month, and pays such dividend in January of the following calendar year, you will be subject to tax on the dividend as if you received it in the calendar year in which it was declared.

You should consult a tax adviser about state, local and foreign taxes on your distributions from the fund.

See “Dividends and Distributions” and “Federal Income Tax Matters.”

18

SUMMARY OF FUND EXPENSES

The following table describes the fees and expenses you may pay if you buy and hold shares of the fund.

Shareholder Transaction Expenses (fees paid directly from your investment)

Maximum Repurchase Fee	None
Sales Load	None

Annual Fund Operating Expenses (as a percentage of net assets attributable to the shares)

Management Fee	0.50%
Service Fees	0.25%
Other Expenses(1)	0.22%

Total Annual Fund Operating Expenses	0.97%

(1)	“Other expenses” are estimated for the current fiscal year. Actual expenses may differ from estimates.

Example

The following Example is intended to help you understand the various costs and expenses that you, as a holder of shares, would bear directly or indirectly. The Example assumes that you invest $1,000 in shares of the fund for the time periods indicated. Because there are no costs to you associated with repurchases of your shares, your costs would be the same whether you hold your shares or tender your shares for repurchase at the end of the time periods indicated. The example also assumes that your investment has a 5% return each year, that all dividends and distributions are reinvested at NAV, and that the fund’s operating expenses (as described above) remain the same. The example should not be considered a representation of the fund’s future expenses. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

1 Year	3 Years

19

FINANCIAL HIGHLIGHTS

Because the fund is newly organized and has not yet commenced operations as of the date of this Prospectus, the fund does not have any financial history. Accordingly, financial highlights for the fund have not been included in this Prospectus.

20

THE FUND

City National Rochdale Select Strategies Fund is a newly organized, continuously offered, non-diversified, closed-end management investment company that is operated as an interval fund. The fund was organized under the laws of the State of Delaware on December 1, 2016, and has registered under the Investment Company Act of 1940, as amended (the “1940 Act”). As a newly organized entity, the fund has no operating history. The fund’s principal office is located at 400 Park Avenue, New York, New York 10022, and its telephone number is 1-888-889-0799.

21

USE OF PROCEEDS

The fund will invest the proceeds of the offering of shares in accordance with the fund’s investment objective and principal investment strategies as stated in this Prospectus. It is presently anticipated that the fund will be able to fully invest all of the proceeds according to its investment objective and strategies within approximately three to six months after receipt of the proceeds, depending on the amount and timing of proceeds available to the fund as well as the availability of investments consistent with the fund’s investment objective and strategies. Pending investment, all or a portion of the proceeds may be invested in U.S. government securities or high grade, short-term money market instruments. See “Investment Objective and Principal Investment Strategies.”

22

INVESTMENT OBJECTIVE AND PRINCIPAL INVESTMENT STRATEGIES

When used in this Prospectus, the term “invest” includes both direct investing and indirect investing and the term “investments” includes both direct investments and indirect investments. For example, the fund may invest indirectly by investing in derivatives or through investment in one or more Special Purpose Entities. The fund may be exposed to the different types of investments described below through such “indirect” investments.

INVESTMENT OBJECTIVE

The fund seeks to provide total return consisting of income and capital appreciation. There can be no assurance that the fund will achieve its investment objective.

The fund’s investment objective may be changed without shareholder approval. The fund will provide notice prior to implementing any change to its investment objective.

PRINCIPAL INVESTMENT STRATEGIES

The fund generally pursues its investment objective by focusing on particular types of reinsurance investments providing exposure to the insurance risk of natural catastrophes, such as hurricanes and earthquakes. The fund will normally implement its investment strategies by investing significantly in structured reinsurance investments (“Structured Investments”), such as equity-linked notes and preferred shares, issued by insurance company segregated accounts or special purpose vehicles (“Special Purpose Entities”) whose return is tied to underlying industry loss warranties (“ILWs”) and/or catastrophe bonds (also known as event-linked bonds). Under normal circumstances, the fund will invest primarily in instruments designed to provide exposure to ILWs and/or catastrophe bonds, and at least 70% of its total assets in investments designed to provide exposure to ILWs.

In selecting these investments for investment, the Adviser uses a combination of quantitative and qualitative analysis, considering, among other things, data and information obtained from third party models. In particular, the Adviser relies on research provided by two of the leading catastrophe risk modeling companies, which seek to measure catastrophe risks on a probabilistic basis, using simulation techniques. The Adviser analyzes each investment on an individual basis and relative to potential impact within the fund’s entire portfolio. Each investment is assigned a probability of loss based on the modeled projections of an event occurring. In selecting ILWs or Structured Investments with exposure to ILWs, the Adviser considers a wide range of factors, both in terms of portfolio level diversification, as well as broader trends impacting the potential investments, including cyclical seasonal forecasts (i.e., short- to medium-term) and secular/historical data (i.e., long-term averages). The Adviser has been investing in and analyzing investments in the reinsurance market since 2013.

In implementing the fund’s investment strategy, the Adviser will generally seek to invest directly or indirectly in ILWs and catastrophe bonds tied to a varied group of available perils and geographic regions.

The fund expects to have substantial direct or indirect exposure to ILWs and/or catastrophe bonds written by one or more reinsurers. The fund expects to have indirect exposure exceeding 25% of the fund’s assets to ILWs and/or catastrophe bonds underwritten by Iris Reinsurance Ltd., a registered Bermuda Class 3 insurer (“Iris Re”), through the fund’s investment in Structured Investments issued by Special Purpose Entities of Iris Re.

The fund expects to gain a significant percentage of its exposure to ILWs and catastrophe bonds indirectly through investments in equity-linked notes, a type of Structured Investment. Many of the ILWs and catastrophe bonds to which the fund will have exposure through its Structured Investments are expected to be shorter-term instruments that are seasonal in nature. The Special Purpose Entities which issue the Structured Investments will normally hold cash and/or cash equivalents when not holding ILWs and/or catastrophe bonds.

The fund may invest in registered investment companies, such as exchange-traded funds (“ETFs”), that invest in insurance- or reinsurance-related securities. The fund may also invest directly or indirectly in event-linked swaps for hedging purposes.

In addition to the above, the fund may invest in a broad range of other types of equity securities and debt securities, including instruments and obligations of U.S. and non-U.S. corporate and other non-governmental entities, those of U.S. and non-U.S. governmental entities (including government agencies and instrumentalities), floating rate loans and other floating rate securities, subordinated debt securities, certificates of deposit, money market securities, funds that invest primarily in debt securities, and cash, cash equivalents and other short term holdings.

The fund’s other investments may have fixed or variable principal payments and all types of interest rate and dividend payment and reset terms, including fixed rate, adjustable rate, floating rate, contingent, deferred, payment in kind and auction rate features. The fund’s investments may include instruments that allow for balloon payments or negative amortization payments.

23

To the extent consistent with the repurchase liquidity requirement of an interval fund, the fund may invest without limitation in illiquid securities.

The fund’s investment strategies and policies may be changed from time to time without shareholder approval, unless specifically stated otherwise in this Prospectus or in the SAI.

Principal portfolio composition

Under normal circumstances, the fund will invest primarily in instruments designed to provide exposure to ILWs and/or catastrophe bonds, and at least 70% of its total assets in investments designed to provide exposure to ILWs. The fund expects to gain a significant percentage of its exposure to ILWs and catastrophe bonds indirectly through investments in equity-linked notes, a type of Structured Investment. It is expected that the fund will hold other types of investments directly.

Structured reinsurance investments

The fund expects to gain a significant percentage of its exposure to ILWs and catastrophe bonds by holding Structured Investments, including equity-linked notes and preferred shares. Structured Investments are privately structured securities utilized to gain exposure to the reinsurance market. These customizable instruments facilitate risk-transfer from insurance markets to capital marker investors. The fund, as holder of a Structured Investment, would participate in the premiums and losses associated with the underlying ILWs and/or catastrophe bonds. The fund may have exposure to derivatives, including event-linked swaps used for hedging purposes through its investments in Structured Investments. Structured Investments generally will be considered illiquid investments by the fund.

The Adviser expects to have full transparency into each ILW, catastrophe bond and/or event-linked swap held by each Special Purpose Entity in which the fund may make a Structured Investment.

The reinsurance market is highly cyclical, with coverage being written at the beginning of the year and midyear for coverage for the following 12 months. The pricing of reinsurance is also highly cyclical as premiums for reinsurance coverage are driven, in large part, by insurers’ recent loss experience.

Industry loss warranties

The fund may invest directly or indirectly in ILWs. ILWs are a type of short-term reinsurance contract whereby one party agrees to a set payment to its counterparty if insurance industry losses, as determined by an independent, third-party assessor, exceed a specified trigger amount.

ILWs are instruments that are privately negotiated among insurance companies, corporations, financial investors and public entities that seek to minimize commercial disruption in the event of the occurrence of natural disasters that negatively impact business operations. ILWs typically cover, among other things, natural catastrophe events, such as tornadoes, hurricanes, typhoons and windstorms in the United States, Japan and Europe, and earthquakes in the United States and Japan. For example, the buyer of a “$10 million limit US Wind ILW attaching at $2 billion” will pay an upfront premium to a protection writer (i.e., the reinsurer or a Special Purpose Entity) and in return will receive $10 million if total losses to the insurance industry from a single U.S. hurricane exceed $2 billion. The industry loss ($2 billion in this case) is often referred to as the “trigger” and is reported by an independent third party after an event has occurred. The amount of protection offered by the contract ($10 million in this case) is referred to as the “limit.” The fund, as holder of the ILW or ILW Instrument, would be entitled to a return linked to the premium paid by the buyer and the occurrence or non-occurrence of the trigger event. If the trigger event occurs, the fund may lose all or a substantial portion of its investment.

24

The Adviser expects that all or substantially all of the ILWs in which the fund directly or indirectly invests will be fully collateralized by third parties counterparties. In a typical ILW transaction, the counterparty will contribute an agreed-upon premium to an independently administered collateral trust at the commencement of the contract and the fund will contribute funds, directly or indirectly, to such collateral trust in respect of an agreed-upon limit of coverage.

If, within the contract’s duration the insured loss event does not occur in a specified magnitude and within pre-determined durations, as determined by an agreed-upon, independent, third-party assessor, all amounts placed in the collateral trust will be released to the fund. If the insured event does occur, all of the amounts placed in the collateral trust will be released to the counterparty. Due to the time required to determine triggering events, in some cases, it may take a significant period of time for the underlying transaction to be completed and funds appropriately released.

Catastrophe bonds

The fund may invest directly or indirectly in catastrophe bonds, which sometimes are referred to as insurance-linked bonds or event-linked bonds. Catastrophe bonds are instruments that transfer risk from an issuer (such as an insurance company or a reinsurance company) to capital markets investors.

Catastrophe bonds are often structured as floating rate debt obligations for which the return of principal and the payment of interest are contingent on the non-occurrence of a pre-defined “trigger” event, such as a hurricane or an earthquake of a specific magnitude. The trigger event’s magnitude may be based on losses to a company or industry, industry indexes or readings of scientific instruments, or may be based on specified actual losses. If a trigger event, as defined within the terms of a catastrophe bond, occurs, the fund may lose a portion or all of its accrued interest and/or principal invested in such catastrophe bond or investment in Structured Investments with exposure to such catastrophe bond. The fund is entitled to receive principal and interest payments so long as no trigger event occurs of the description and magnitude specified by the instrument.

As mentioned above, the fund may invest in different types of catastrophe bonds where the trigger event may be based on issuer company-wide losses (“indemnity triggers”), the occurrence of a catastrophic event with certain defined physical parameters (e.g., wind speed and location of a hurricane or magnitude and location of an earthquake) (“parametric triggers”), the estimated loss for the insurance industry as a whole from a particular catastrophe (where estimates are derived from a reporting service, such as Property Claim Services) (“industry loss triggers”), and a catastrophe-modeling firm’s database estimate of an industry loss, or a company’s losses compared to a modeling firm’s industry estimate of losses (“modeled loss triggers”). Certain investments may have multiple triggers or a combination of the different types of triggers (“hybrid triggers”). For example, a hybrid trigger could involve the occurrence of both a U.S. hurricane and a Japanese earthquake with a different kind of index trigger for each. Another example of a hybrid trigger involves different trigger types occurring in a particular sequence. For example, after the occurrence of a qualifying U.S. earthquake, a modeled-loss index is used to establish a company’s overall market share, and then applied to the industry loss index associated with the qualifying event to determine any principal reduction.

Catastrophe bonds may have trigger events related to a broad range of insurance risks, which can be broken down into three major categories: natural risks, weather risks and non-natural events. Investments in catastrophe bonds with trigger events related to natural risks generally provide coverage for natural catastrophes, such as hurricanes and earthquakes. Investments in catastrophe bonds linked to weather risks provide insurance to companies, or insurers of companies, whose sales depend on the weather and provide a hedge on the impact of weather-related risks. For example, a weather catastrophe bond could provide coverage based on the average temperature in a region over a given period. Investments in catastrophe bonds linked to non-natural risks could cover a much broader array of insurable risks, such as aerospace and shipping catastrophes. Certain catastrophe bonds may cover the risk that multiple loss events will occur. While the fund intends to generally invest in catastrophe bonds with trigger events related to natural risks, the fund has no limit as to the types of events, geographic areas or thresholds of loss referenced by catastrophe bonds in which it can invest.

Some catastrophe bonds reference only a single event. Other catastrophe bonds may reference multiple events, the occurrence of any one (or other number) of which would satisfy these criteria.

Catastrophe bonds may be issued by government agencies, insurance companies, reinsurers, special purpose corporations or other U.S. or non-U.S. entities. Catastrophe bonds are often rated by at least one nationally recognized

25

statistical rating organization (“NRSRO”), but also may be unrated. The rating for a catastrophe bond primarily reflects the rating agency’s calculated probability that a trigger event will occur. This rating also assesses the catastrophe bond’s credit risk and the model used to calculate the probability of a trigger event. Catastrophe bonds are often rated below investment grade or unrated. It is expected that the fund will invest in catastrophe bonds that are rated below investment grade or are unrated, but determined by the Adviser to be of comparable credit quality as below investment grade.

The Adviser expects that the majority of the fund’s direct or indirect investments in catastrophe bonds will be held in collateral trust accounts in conjunction with the formal bond offering. The Adviser also expects that funds within such collateral account generally will be assigned by way of security interest to a trustee pursuant to a deed of charge.

Other investment companies

The fund may invest in the securities of other registered investment companies, including ETFs and money market funds, to the extent that such investments are consistent with the fund’s investment objective and policies and permissible under the 1940 Act and the rules thereunder. Investment in other registered investment companies may provide the fund with exposure to segments of the insurance and reinsurance market represented by another fund at times when the fund might not be able to buy the particular type of securities directly. The fund, as a holder of the securities of other investment companies, will bear its pro rata portion of the other investment companies’ expenses, including advisory fees. These expenses are in addition to the direct expenses incurred by the fund. The fund does not intend to invest in other investment companies unless the Adviser believes that the potential benefits of the investment justify the payment of any premiums or sales charges. Absent SEC exemptive or similar relief, the fund’s investments in the securities of other investment companies are subject to the limits that apply to those types of investments under the 1940 Act.

Liquidity and restricted securities

A significant percentage of the ILWs and catastrophe bonds in which the fund invests are legally restricted as to resale pursuant to Section 4(2) of the Securities Act of 1933, as amended (the “1933 Act”), and securities eligible for resale pursuant to Rule 144A thereunder. Certain Section 4(2) and Rule 144A securities may be treated as liquid securities if the Board of Trustees determines that such treatment is warranted, and most or all of the catastrophe bonds in which the fund invests will be considered liquid securities. Even if determined to be liquid, holdings of Rule 144A securities may increase the level of fund illiquidity if eligible buyers become uninterested in purchasing them. Other insurance- and reinsurance-related, generally will be considered illiquid securities by the fund. The fund may invest substantially in illiquid securities.

Other investments

Floating rate investments

Floating rate investments are securities and other instruments with interest rates that adjust or “float” periodically based on a specified interest rate or other reference and include repurchase agreements, money market securities and shares of money market and short-term bond funds. For purposes of the fund’s investment policies, the fund considers as floating rate instruments adjustable rate securities, fixed rate securities with durations of less than or equal to one year, and funds that invest primarily in floating rate instruments.

Floating rate loans

Floating rate loans are provided by banks and other financial institutions to large corporate customers. These loans are rated below investment grade, but typically are secured with specific collateral and have a senior position in the capital structure of the borrower. These loans typically have rates of interest that are reset periodically by reference to a base lending rate, such as the London Interbank Offered Rate (LIBOR), plus a premium.

Non-U.S. investments

The fund may invest without limit in securities of non-U.S. issuers, including securities of emerging market issuers. Because the majority of (re)insurance-related security issuers are domiciled outside the United States, the fund will normally invest significant amounts of its assets in non-U.S. securities. Non-U.S. issuers are issuers that are organized and have their principal offices outside of the United States. Non-U.S. securities may be issued by non-U.S. governments, banks or corporations, or private issuers, and certain supranational organizations, such as the World Bank and the European Union.

26

Below investment grade securities

The fund may invest in debt securities rated below investment grade or, if unrated, of equivalent quality as determined by the Adviser. Below investment grade securities, which are commonly referred to as “junk” bonds, have high risk, speculative characteristics. A debt security is below investment grade if it is rated Ba/BB or lower or the equivalent rating by at least one NRSRO or determined to be of equivalent credit quality by the Adviser. Below investment grade debt securities involve greater risk of loss, are subject to greater price volatility and are less liquid, especially during periods of economic uncertainty or change, than higher quality debt securities. Below investment grade securities also may be more difficult to value.

If a security receives different ratings from two or more NRSROs, the fund will use the rating chosen by the Portfolio Managers as most representative of the security’s credit quality. The ratings of NRSROs represent their opinions as to the quality of the securities that they undertake to rate and may not accurately describe the risks of the securities. An NRSRO may have a conflict of interest with respect to a security for which it assigns a quality rating. In addition, there may be a delay between a change in the credit quality of a security or other asset and a change in the quality rating assigned to the security or other asset by an NRSRO. If an NRSRO changes the quality rating assigned to one or more of the fund’s portfolio securities, the Adviser will consider if any action is appropriate in light of the fund’s investment objective and strategies. An investor can still lose significant amounts when investing in investment grade securities.

Equity securities

Equity securities include common stocks, warrants and rights, as well as “equity equivalents” such as preferred stocks and securities convertible into common stock. The equity securities in which the fund invests may be publicly or privately offered. Preferred stocks generally pay a dividend and rank ahead of common stocks and behind debt securities in claims for dividends and for assets of the issuer in a liquidation or bankruptcy. The dividend rate of preferred stocks may cause their prices to behave more like those of debt securities. A convertible security is one that can be converted into or exchanged for common stock of an issuer within a particular period of time at a specified price, upon the occurrence of certain events or according to a price formula. Convertible securities offer the fund the ability to participate in equity market movements while also seeking some current income. Convertible debt securities pay interest and convertible preferred stocks pay dividends until they mature or are converted, exchanged or redeemed. The fund considers some convertible securities to be “equity equivalents” because they are convertible into common stock. The credit ratings of those convertible securities generally have less impact on the investment decision, although they may still be subject to credit and interest rate risk.

Derivatives

The fund may have exposure to derivatives, including event-linked swaps used for hedging purposes through its investments in Structured Investments, but does not expect to invest directly in derivatives instruments.

To the extent obligations created by the fund’s use of derivatives may be deemed to create senior securities, the fund will segregate or earmark liquid assets with its custodian in accordance with 1940 Act Release No. 10666 (Apr. 18, 1979), and the guidance of related no-action letters issued by the SEC, to cover these obligations. The use of leverage may cause the fund to liquidate portfolio positions when it may not be advantageous to do so to satisfy its obligations or to meet segregation requirements. The loss on leverage transactions may substantially exceed the initial investment.

Reverse repurchase agreements and borrowing

The fund may enter into reverse repurchase agreements pursuant to which the fund transfers securities to a counterparty in return for cash, and the fund agrees to repurchase the securities at a later date and generally for a higher price. Reverse repurchase agreements are treated as borrowings by the fund, are a form of leverage and may make the value of an investment in the fund more volatile and increase the risks of investing in the fund. The fund also may borrow money from banks or other lenders, including to finance repurchase requests. Entering into reverse repurchase agreements and other borrowing transactions may cause the fund to liquidate positions when it may not be advantageous to do so in order to satisfy its obligations or meet segregation requirements.

Repurchase agreements

The fund may enter into repurchase agreements with broker-dealers, member banks of the Federal Reserve System and other financial institutions. Repurchase agreements are arrangements under which the fund purchases securities and the

27

seller agrees to repurchase the securities within a specific time and at a specific price. The repurchase price is generally higher than the fund’s purchase price, with the difference being income to the fund. A repurchase agreement may be considered a loan by the fund collateralized by securities. Under the direction of the Board of Trustees, the Adviser reviews and monitors the creditworthiness of any institution which enters into a repurchase agreement with the fund. All repurchase agreements entered into by the fund shall be fully collateralized with U.S. Treasury and/or agency obligations at all times during the period of the agreement in that the value of the collateral shall be at least equal to an amount of the loan, including interest thereon. Collateral is held by the fund’s custodian in a segregated safekeeping account for the benefit of the fund. Repurchase agreements afford the fund an opportunity to earn income on temporarily available cash. In the event of commencement of bankruptcy or insolvency proceedings with respect to the seller of the security before repurchase of the security under a repurchase agreement, the fund may encounter delay and incur costs before being able to sell the security. Such a delay may involve loss of interest or a decline in price of the security. If the court characterizes the transaction as a loan and the fund has not perfected a security interest in the collateral, the fund may be required to return the collateral to the seller’s estate and be treated as an unsecured creditor of the seller. As an unsecured creditor, the fund would be at risk of losing some or all of the principal and interest involved in the transaction.

Cash management and temporary investments

Normally, the fund invests substantially all of its assets to meet its investment objective. The fund may invest the remainder of its assets in securities with remaining maturities of less than one year or cash equivalents, or may hold cash. For temporary defensive purposes, including during periods of unusual cash flows, the fund may depart from its principal investment strategies and invest part or all of its assets in these securities or may hold cash. To the extent that the fund has any uninvested cash, the fund would also be subject to risk with respect to the depository institution holding the cash. During such periods, it may be more difficult for the fund to achieve its investment objective. The fund may adopt a defensive strategy when the Adviser believes securities in which the fund normally invests have special or unusual risks or are less attractive due to adverse market, economic, political or other conditions.

Short-term trading

The fund usually does not trade for short-term profits. The fund will sell an investment, however, even if it has only been held for a short time, if it no longer meets the fund’s investment criteria. If the fund does a lot of trading, it may incur additional operating expenses, which would reduce performance, and could cause shareowners to incur a higher level of taxable income or capital gains.

28

RISK FACTORS

Risk is inherent in all investing. Investing in any investment company security involves risk, including the risk that you may receive little or no return on your investment. Therefore, before purchasing shares of the fund, you should consider carefully the following risks that you assume when you invest in the fund.

PRINCIPAL RISKS

General

The fund is a non-diversified, closed-end management investment company designed primarily as a long-term investment and not as a trading tool. The fund is not a complete investment program and should be considered only as an addition to an investor’s existing portfolio of investments. Because the fund invests predominantly in ILWs and catastrophe bonds, which may carry risk similar to below investment grade (high yield) debt securities, an investment in the fund’s shares is speculative in that it involves a high degree of risk. Due to uncertainty inherent in all investments, there can be no assurance that the fund will achieve its investment objective. In addition, even though the fund will make periodic offers to repurchase a portion of its outstanding shares to provide some liquidity to shareholders, shareholders should consider the fund to be an illiquid investment.

No operating history

The fund is a newly organized, non-diversified, closed-end management investment company. The fund has no operating history and thus has no meaningful operating or financial data on which potential investors may evaluate the fund and its performance.

Insurance and reinsurance investments risk

The principal risk of an investment in insurance and reinsurance instruments is that a triggering event(s) (e.g., natural events, such as a hurricane, tornado or earthquake of a particular size/magnitude in a designated geographic area) will occur and the fund will lose all or a significant portion of the principal it has invested in the security and the right to additional interest payments with respect to the security and an investor will lose money. If multiple triggering events occur that impact a significant portion of the portfolio of the fund, the fund could suffer substantial losses. A significant portion of the fund’s assets will have exposure to ILWs and catastrophe bonds tied to natural events and there is inherent uncertainty as to whether, when or where such events will occur. There is no way to accurately predict whether a triggering event will occur and, because of this significant uncertainty, insurance and reinsurance investments carry a high degree of risk. The fund is subject to the principal risks described below, whether through the fund’s (i) direct investments, (ii) indirect investment through one or more Special Purpose Entities, or (iii) other investments.

Risks of investing in structured reinsurance investments

Structured Investments, such as equity-linked notes and preferred shares, are subject to the same risks as the underlying ILWs and/or catastrophe bonds, as applicable.

The fund’s successful use of Structured Investments will generally depend on, among other things, the Adviser’s quantitative and qualitative analysis of various factors, including the probability of the occurrence of trigger events in the underlying ILWs and/or catastrophe bonds. Should the price of the underlying ILWs and/or catastrophe bonds move in an unexpected manner, or should the structure of the Structured Investment respond to market conditions differently than anticipated, the fund may not achieve the anticipated benefits of the investment in the Structured Investment, and it may realize losses, which could be significant and could include the fund’s entire principal investment.

Structured Investments generally will be considered illiquid securities by the fund. An investor in Structured Investments participates in the premiums and losses associated with the underlying ILWs and/or catastrophe bonds.

Special Purpose Entities which issue Structured Investments have operating fees and expenses separate from the fees and expenses that the fund bears directly in connection with its own operations. The fund will indirectly bear its proportionate share of the operating fees and expenses assessable to the holders of those Structured Investments in which the fund invests. Such fees and expenses, which are not reflected in the fee table and example below, reduce the return to the fund on such investments and affect its performance.

29

Risks of investing in industry loss warranties

ILWs are exposed to catastrophic risks that can lead to binary performance of individual transactions. Events that trigger most payouts with respect to ILWs are rare and as such the probability of their occurrence may be difficult to predict. The performance of ILWs depends on determination of industry losses by a recognized third-party assessor. This dependency may cause substantial delays in either releasing the ILW collateral and premium funds to the fund or paying it to the reinsured party, because the third-party assessor may require time to issue its findings of industry losses. Such delays are typically between one to six months but, in unusual circumstances, may extend up to 36 months. Contracts for ILWs typically contain clauses that allow collateral release upon review of certain loss thresholds relative to certain time intervals—the “loss development period.” For instance, if a third party assessor estimates at a set point in time that industry-insured losses for the relevant specific event are $15 billion, and the ILW transaction in question is triggered at an industry loss of more than $30 billion, the ILW collateral would normally be released at the time of such determination. In general, if the initial estimated loss is less than 50% of the trigger value, the ILW is released at the defined date of estimation; otherwise, release may be delayed. The Adviser anticipates that the majority of the ILWs in which the fund will have exposure will be structured so as to release collateral either at the defined date of estimation, assuming no losses or within a twenty-four month loss development period. The Adviser will seek to gain exposure to ILW commitments structured to limit any conditional lock-up period to the extent commercially reasonable, but there can be no assurance such conditional lock-up period will coincide with the intended duration of the fund’s investment. It is not expected that any delay will have a material impact on the fund’s ability to make required distributions in order to qualify as a regulated investment company.

Generally, there will be no readily-available market for ILWs. ILWs will be considered illiquid securities by the fund.

Risks of investing in catastrophe bonds

Catastrophe bonds (also known as event-linked bonds) carry large uncertainties and major risk exposures to adverse conditions. If a trigger event, as defined within the terms of a catastrophe bond, involves losses or other metrics exceeding a specific magnitude in the geographic region and time period specified, the fund may lose a portion or all of its accrued interest and/or principal invested in such security. Because catastrophe bonds cover “catastrophic” events that, if they occur, will result in significant losses, catastrophe bonds carry a high degree of risk of loss and carry risk similar to “high yield” or “junk” bonds. The rating of a catastrophe bond, if any, primarily reflects the rating agency’s calculated probability that a pre-defined trigger event will occur. Thus, lower-rated bonds have a greater likelihood of a triggering event occurring and loss to the fund. Most rating agencies rely upon one or more of the reports prepared by the following three independent catastrophe-modeling firms: EQECAT, Inc., AIR Worldwide Corporation and Risk Management Solutions, Inc. The Adviser may use reports from one or more of these modeling firms as part of its investment process or may create its own internal risk model for this purpose. Different methodologies are used to evaluate the probability of various types of pre-defined trigger events. If the reports used by the rating agency are flawed, it may cause a rating agency to assign a rating to a catastrophe bond that is not justified. Therefore, to the extent the Adviser relies on rating agency ratings to select securities for the fund, the fund may be exposed to greater risks. Additionally, because there are few major independent catastrophe-modeling firms, the effects of a flawed model or report issued by one or more of such firms will be magnified. In addition to the specified trigger events, catastrophe bonds may expose the fund to certain nonprincipal risks, including but not limited to issuer (credit) default, adverse regulatory or jurisdictional interpretations and adverse tax consequences.

Reinsurance market and reinvestment risk

The size of the reinsurance market may change over time, which may limit the availability of ILWs, catastrophe bonds and Structured Investments for investment by the fund. The original issuance of ILWs, catastrophe bonds and Structured Investments in general, including these investments with desired instrument or risk characteristics, may fluctuate depending on the capital and capacity needs of reinsurers as well as the demand for such investments by institutional investors. The availability of ILWs, catastrophe bonds and Structured Investments in the secondary market also may be limited by supply and demand dynamics and prevailing economic conditions. To the extent ILWs, catastrophe bonds and Structured Investments held by the fund mature, or the fund must sell securities in connection with share repurchases, the fund may be required to hold more cash or short-term instruments than it normally would until attractive reinsurance investments become available. Holding excess cash and/or reinvestment in securities that are lower yielding or less desirable than securities sold may negatively affect performance.

Illiquidity and restricted securities risk

To the extent consistent with the repurchase liquidity requirement of an interval fund, the fund may invest without limitation in illiquid investments. Illiquidity risk is the risk that the investments held by the fund may be difficult or impossible to sell at the time that the fund would like or at the price that the fund believes the security is currently worth. As a relatively new type of financial instrument, there is limited trading history for reinsurance investments, even for those securities deemed to be liquid. There can be no assurance that a liquid market for the fund’s investments will be maintained. At any given time, the fund’s portfolio may be substantially illiquid. The fund’s ability to realize full value in the event of the need to liquidate certain assets may be impaired and/or result in losses to the fund. The fund may be unable to sell its investments, even under circumstances when the Adviser believes it would be in the best interests of the fund to do so. Illiquid investments may also be difficult to value and their pricing may be more volatile than more liquid investments, which could adversely affect the price at which the fund is able to sell such instruments. Illiquidity risk also may be greater in times of financial stress. The risks associated with illiquid instruments may be particularly acute in situations in which the fund’s operations require cash (such as in connection with repurchase offers) and could result in the fund borrowing to meet its short-term needs or incurring losses on the sale of illiquid instruments.

30

Certain of the instruments in which the fund may invest are subject to restrictions on resale by the federal securities laws or otherwise, such as securities offered privately pursuant to Section 4(a)(2) of the Securities Act of 1933 (the “1933 Act”) and securities issued pursuant to Rule 144A under the 1933 Act. While certain restricted securities may, notwithstanding their limitations on resale, be treated as liquid if the Adviser determines, pursuant to the applicable procedures, that such treatment is warranted, there can be no guarantee that any such determination will continue. Restricted securities previously determined to be liquid may subsequently become illiquid while held by the fund. Even if such restricted securities are not deemed to be illiquid, they may nevertheless be difficult to value and the fund may be required to hold restricted securities when it otherwise would sell such securities or may be forced to sell securities at a price lower than the price the fund has valued such securities. This may result in losses to the fund and investors.

Valuation risk

The fund is subject to the risk that one or more of the securities in which the fund invests are priced incorrectly, due to factors such as incomplete data, market instability, lack of a liquid secondary market or human error. In addition, pricing of insurance and reinsurance investments is subject to the added uncertainty caused by the inability to generally predict whether, when or where a natural disaster or other triggering event will occur. A substantial portion of the fund’s investment will be in Structured Investments for which market quotations will not be available. The fund’s investments in Structured Investments will be valued pursuant to fair value procedures adopted by the Board of Trustees. The Board of Trustees is responsible for the valuation of the fund’s investments and reviews all fair value determinations. The fund’s direct investments in catastrophe bonds will normally be valued by a third-party pricing vendor proposed by the Adviser and approved by the Board of Trustees. The Adviser considers the inputs, methods, models, and assumptions used by the pricing service to determine such prices, and how those inputs, methods, models and assumptions are affected (if at all) as market conditions change.

Reinsurance industry risk

The performance of the fund’s investments and the reinsurance industry itself are tied to the occurrence of various triggering events, including weather, natural disasters (hurricanes, earthquakes, etc.) and other specified events causing physical and/or economic loss. Triggering events are typically defined by three criteria: an event; a geographic area in which the event must occur; and a threshold of economic or physical loss (either actual or modeled) caused by the event, together with a method to measure such loss. Generally, the event is a natural peril of a kind that results in significant physical or economic loss. Natural perils include disasters such as hurricanes, earthquakes, windstorms, fires and floods. Major natural disasters in populated areas (such as in the cases of hurricane Katrina in New Orleans in 2005 and super storm Sandy in the New York City metropolitan area in 2012) or related to high-value insured property (such as plane crashes) can result in significant losses and investors in ILWs, catastrophe bonds and Structured Investments tied to such exposures may also experience substantial losses. If the likelihood and severity of natural and other large disasters increase, the risk of significant losses to reinsurers may increase. Typically, one significant triggering event (even in a major metropolitan area) will not result in financial failure to a reinsurer. However, a series of major triggering events could cause the failure of a reinsurer. Similarly, to the extent the fund invests in ILWs, catastrophe bonds or Structured Investments for which a triggering event occurs, losses associated with such event will result in losses to the fund and a series of major triggering events affecting a large portion of the ILWs, catastrophe bonds or Structured Investments held by the fund will result in substantial losses to the fund. In addition, unexpected events such as natural disasters or terrorist attacks could lead to government intervention. Political, judicial and legal developments affecting the reinsurance industry could also create new and expanded theories of liability or regulatory or other requirements; such changes could have a material adverse effect on the fund.

Risk-modeling risk

The Adviser, in selecting investments for the fund, may consider risk models created by independent third parties, the sponsor of a reinsurance-related security and/or a broker. The sponsor of a reinsurance-related security may be incentivized to skew risk models to minimize risks associated with such security in order to entice investors, thereby jeopardizing the integrity of the Adviser’s investment analysis process. The Adviser may also consider its own risk models based on comparable prior transactions, quantitative analysis, and industry knowledge. Risk models are designed to assist investors, governments, and businesses understand the potential impact of a wide variety of catastrophic events and allow such parties to analyze the probability of loss in regions with the highest exposure. The Adviser will use the

31

output of the risk models before and after investment to assist the Adviser in assessing the risk of a particular reinsurance-related security or a group of such securities. Risk models are created using historical, scientific and other related data. Because such risk models are based in part upon historical data and averages, there is no guarantee that such information will accurately predict the future occurrence, location or severity of any particular catastrophic event and thus may fail to accurately calculate the probability of a trigger event and may underestimate the likelihood of a trigger event. In addition, any errors or imperfections in a risk model or in the data on which it is based or any technical issues with the construction of the models (including, for example, data problems and/or software or other implementation issues) could adversely affect the ability of the Adviser to use such analyses or models effectively, which in turn could adversely affect the fund’s performance. Risk models are used by the Adviser as one input in its risk analysis process for fund investments. The Adviser also considers available information related to any known market impacts on the various investments within the parameters of the fund’s principal investment strategies.

Risks of investing in Iris Re

Iris Re is a registered Bermuda Class 3 insurer. As such, it is subject to regulation and supervision in Bermuda. Bermuda insurance statutes, regulations and policies of the Bermuda Monetary Authority may affect Iris Re’s ability to write reinsurance policies or the ability of its segregated accounts to distribute funds. It is not presently intended that Iris Re will be admitted to do business in any jurisdiction in the United States or elsewhere (other than Bermuda). However, there can be no assurance that insurance regulators in the United States or elsewhere will not review the activities of Iris Re or related companies or its segregated accounts or agents and claim that Iris Re is subject to such jurisdiction’s licensing requirements. The process of obtaining licenses is very time consuming and costly, and Iris Re may not be able to become licensed in a jurisdiction other than Bermuda, which could significantly and adversely affect Iris Re’s business by limiting its ability to conduct business as well as subjecting it to penalties and fines. If, in the future, Iris Re becomes subject to any insurance laws of the United States or any state thereof or of any other jurisdiction, there is no assurance that it would be in compliance with those laws or that coming into compliance with those laws would not have a significant and negative effect on its business.

Because Iris Re is incorporated in Bermuda, it is subject to changes of Bermuda law and regulation that may have an adverse impact on its operations, including imposition of tax liability or increased regulatory supervision. In addition, the Bermuda insurance and reinsurance regulatory framework recently has become subject to increased scrutiny in many jurisdictions, including in the United States and in various states within the United States. The future impact on Iris Re’s operations of any future changes in the laws and regulations to which it is or may become subject cannot be predicted.”

Focused investing risk

At any given time, it is expected that the fund’s investments or portfolio risks will be focused on particular types of reinsurance investments, on a limited group of available perils and geographic regions or in reinsurance contracts written by one or more reinsurers. Such focused investing could expose the fund to losses disproportionate to other comparable funds.

The fund will concentrate in the financial services group of industries. Such concentration of risk may increase any losses suffered by the fund. Issuers of ILWs, catastrophe bonds and Structured Investments are generally classified as belonging to the financial services group of industries. Although, the fund has no current intention to invest in banks or other issuers that may be commonly considered in the financial services group of industries, as a result of this categorization of reinsurance investments, the fund may be subject to concentration risk. The industries within the financial services group of industries are subject to extensive government regulation, which can limit both the amounts and types of loans and other financial commitments they can make, and the interest rates and fees they can charge. Profitability can be largely dependent on the availability and cost of capital funds and the rate of corporate and consumer debt defaults, and can fluctuate significantly when interest rates change. Credit losses resulting from financial difficulties of borrowers can negatively affect the financial services group of industries. Insurance companies can be subject to severe price competition. The financial services group of industries are currently undergoing relatively rapid change as existing distinctions between financial service segments become less clear. For example, recent business combinations have included insurance, finance, and securities brokerage under single ownership. Non-U.S. financial services companies, including insurance companies, may be subject to different levels of regulation than that to which similar companies operating in the U.S. are subject. Similarly, to the extent the fund has exposure to a significant extent in investments tied economically to a specific geographic region, country or a particular market, it will have more exposure to regional and country economic risks than it would if it had more geographically diverse investments.

Non-diversification risk

The fund is classified as “non-diversified,” which means that it can invest a higher percentage of its assets in the securities of any one or more issuers than a diversified fund. Being non-diversified may magnify the fund’s losses from adverse events affecting a particular issuer, and the value of its shares may be more volatile than if it invested more widely.

Market risk

The market prices of the fund’s securities may go up or down, sometimes rapidly or unpredictably, due to general market conditions, such as real or perceived adverse economic or political conditions, inflation, changes in interest rates or currency rates, lack of liquidity in the markets or adverse investor sentiment. Adverse market conditions may be prolonged and may not have the same impact on all types of securities. Market prices of securities also may go down due to events or conditions that affect particular sectors, industries or issuers. When market prices fall, the value of your investment will go down. The fund may experience a substantial or complete loss on any individual security.

In the past several years financial markets, such as those in the United States, Europe, Asia and elsewhere, have experienced increased volatility, depressed valuations, decreased liquidity and heightened uncertainty. Governmental and non-governmental issuers defaulted on, or were forced to restructure, their debts. These market conditions may continue, worsen or spread. Events that have contributed to these market conditions include, but are not limited to major cybersecurity events; measures to address U.S. federal and state budget deficits; downgrading of U.S. long-term sovereign debt; declines in oil and commodity prices; dramatic changes in currency exchange rates; and public sentiment. The European Union has experienced increasing stress for a variety of reasons, including economic downturns in various member countries. In June 2016, the United Kingdom voted to withdraw from the European Union, and additional members could do the same. The impact of these conditions and events is not yet known.

The U.S. government and the Federal Reserve, as well as certain foreign governments and central banks, have taken steps to support financial markets. Government intervention may not work as intended, particularly if the efforts are perceived by investors as being unlikely to achieve the desired results. The Federal Reserve has reduced its market support activities and recently has begun raising interest rates. Certain foreign governments and central banks are implementing or discussing so-called negative interest rates (e.g., charging depositors who keep their cash at a bank) to spur economic growth. Further Federal Reserve or other U.S. or non-U.S. governmental or central bank actions, including interest rate increases or contrary actions by different governments could negatively affect financial markets generally, increase market volatility and reduce the value and liquidity of securities in which the fund invests.

Policy and legislative changes in the United States and in other countries are affecting many aspects of financial regulation, and may in some instances contribute to decreased liquidity and increased volatility in the financial markets. The impact of these changes on the markets, and the practical implications for market participants, may not be fully known for some time.

Economies and financial markets throughout the world are increasingly interconnected. Economic, financial or political events, trading and tariff arrangements, terrorism, natural disasters and other circumstances in one country or region could have profound impacts on global economies or markets. As a result, whether or not the fund invests in securities of issuers located in or with significant exposure to the countries directly affected, the value and liquidity of the fund’s investments may be negatively affected.

Cash management risk

The value of the investments held by the fund for cash management or temporary defensive purposes may be affected by changing interest rates and by changes in credit ratings of the investments. To the extent that the fund has any uninvested cash, the fund will be subject to risk with respect to the depository institution holding the cash. During such periods, it may be more difficult for the fund to achieve its investment objectives.

Management and operational risk

The fund is subject to management risk because it relies on the Adviser’s ability to achieve its investment objective. The fund runs the risk that the Adviser’s investment techniques will fail to produce desired results and cause the fund to incur significant losses. The Adviser may select investments that do not perform as anticipated by the Adviser and may choose to hedge or not to hedge positions at disadvantageous times. Any imperfections, errors, or limitations in quantitative analyses and models used by the Adviser as part of its investment process could affect the fund’s performance. Models that appear to explain prior market data can fail to predict future market events. Further, the data used in models may be inaccurate or may not include the most recent information about a company or a security.

32

The fund also is subject to the risk of loss as a result of other services provided by the Adviser and other service providers, including pricing, administrative, accounting, tax, legal, custody, transfer agency and other services.

Operational risk includes the possibility of loss caused by inadequate procedures and controls, human error and cyber-attacks, disruptions and failures affecting, or by, a service provider. For example, trading delays or errors (both human and systematic) could prevent the fund from benefiting from potential investment gains or avoiding losses.

With the increased use of technologies and the dependence on computer systems to perform necessary business functions, investment companies (such as the fund) and their service providers (including the Adviser) may be prone to operational and information security risks resulting from cyber-attacks and/or other technological malfunctions. In general, cyber-attacks are deliberate, but unintentional events may have similar effects.

Cyber-attacks include, among others, stealing or corrupting data maintained online or digitally, preventing legitimate users from accessing information or services on a website, releasing confidential information without authorization, and causing operational disruption. Successful cyber-attacks against, or security breakdowns of, the fund, the Adviser, or the custodian, transfer agent, or other third-party service provider may adversely affect the fund or its shareholders. For instance, cyber-attacks may interfere with the processing of shareholder transactions, affect the fund’s ability to calculate its NAV, cause the release of private shareholder information or confidential fund information, impede trading, cause reputational damage, and subject the fund to regulatory fines, penalties or financial losses, reimbursement or other compensation costs, and additional compliance costs. While the Adviser has established business continuity plans and systems designed to prevent cyber-attacks, there are inherent limitations in such plans and systems including the possibility that certain risks have not been identified.

Quantitative model risk

The fund may use quantitative methods to select investments. Securities or other investments selected using quantitative methods may perform differently from the market as a whole or from their expected performance for many reasons, including factors used in building the quantitative analytical framework, the weights placed on each factor, and changing sources of market returns, among others. Any errors or imperfections in the quantitative analyses or models of the Adviser or any third party, or in the data on which they are based, could adversely affect the ability of the Adviser to use such analyses or models effectively, which in turn could adversely affect the fund’s performance. There can be no assurance that these methodologies will help the fund to achieve its investment objective.

Tax risk

As described in more detail later in this Prospectus, in order to qualify for the favorable tax treatment generally available to regulated investment companies, at least 90% of the fund’s gross income each taxable year must consist of qualifying income, the fund must meet certain asset diversification tests at the end of each quarter of its taxable year, and the fund must meet certain distribution requirements for each taxable year. The fund might generate more non-qualifying income than anticipated, might not be able to generate qualifying income in a particular taxable year at levels sufficient to meet the qualifying income test, or might not be able to determine the percentage of qualifying income it has derived for a taxable year until after year-end. The fund may determine not to make an investment that it otherwise would have made, or may dispose of an investment it otherwise would have retained (potentially resulting in the recognition of taxable gain or loss, and potentially under disadvantageous circumstances), in an effort to meet the qualifying income test.

The fund may invest a significant portion of its assets in cell instruments issued by cell entities. The federal income tax treatment of cell instruments, both generally and with respect to the requirements applicable to regulated investment companies, is not entirely clear. Under proposed Treasury Regulations, it is expected that each of the issuing cells will be treated as a separate entity for U.S. federal income tax purposes. If a cell entity were to instead be treated as a single entity (and each of its cells as a division of that entity), then the fund could fail to meet the asset diversification tests applicable to regulated investment companies. Additionally, it is expected that the cell instruments will be treated as non-voting equity interests in the cells for U.S. federal income tax purposes. If the cell instruments were to instead be treated as voting equity investments, the fund could fail to meet the asset diversification tests applicable to regulated investment companies, or the income derived from the cells could be treated as income that is not qualifying income.

33

The tax treatment of certain insurance- and reinsurance-related instruments is also not entirely clear. Certain of the fund’s investments (including, potentially, certain ILWs, catastrophe bonds and Structured Investments and cell instruments) may generate income that is not qualifying income. It is possible that certain investments made by the fund (including certain ILWs, catastrophe bonds and Structured Investments and cell instruments) may be treated as equity in PFICs for federal income tax purposes. In general, a PFIC is a foreign corporation (i) that earns at least 75% of its annual gross income from passive sources (such as interest, dividends, certain rents and royalties, or capital gains) or (ii) where at least 50% of its assets (computed based on average fair market value) either produce or are held for the production of passive income. If the fund acquires any equity interest in a PFIC, the fund could be subject to U.S. federal income tax and additional interest charges on “excess distributions” received from the PFIC or on any gain recognized by the fund from the sale or other disposition of stock in the PFIC, even if all income or gain actually earned by the fund is timely distributed to its shareholders. The fund would not be able to pass through to its shareholders any credit or deduction for such a tax. A “qualified electing fund” election or a “mark to market” election may be available that would ameliorate these adverse tax consequences, but such elections could require the fund to recognize taxable income or gain (which would be subject to the distribution requirements applicable to regulated investment companies, as described above) without the concurrent receipt of cash. In order to satisfy the distribution requirements and avoid a tax on the fund, the fund may be required to liquidate portfolio securities that it might otherwise have continued to hold (potentially resulting in the recognition of taxable gain or loss, and potentially under disadvantageous circumstances), or the fund may be required to borrow cash. Gains recognized by the fund from the sale or other disposition of stock of PFICs may also be treated as ordinary income. Under proposed Treasury Regulations, certain income derived by the fund from a PFIC with respect to which the fund has made a qualified electing fund election would generally constitute qualifying income only to the extent the PFIC makes distributions of that income to the fund. In order for the fund to make a qualified electing fund election with respect to a PFIC, the PFIC would have to agree to provide certain tax information to the fund on an annual basis, which it might not agree to do. The fund may limit and/or manage its holdings in PFICs to limit its tax liability or maximize its after-tax return from these investments.

If a sufficient portion of the voting interests in a foreign issuer (including certain issuers of insurance- and reinsurance-related securities) is held by the fund, independently or together with certain other U.S. persons, that issuer may be treated as a CFC with respect to the fund, in which case the fund will be required to take into account each year, as ordinary income, its share of certain portions of that issuer’s income, whether or not such amounts are distributed. The fund may have to dispose of its portfolio securities (potentially resulting in the recognition of taxable gain or loss, and potentially under disadvantageous circumstances) to generate cash, or may have to borrow the cash, to meet its distribution requirements and avoid fund-level taxes. Under proposed Treasury Regulations, certain income derived by the fund from a CFC would generally constitute qualifying income only to the extent the CFC makes distributions of that income to the fund. In addition, some fund gains recognized from the sale or other disposition of interests in such an issuer may be treated as ordinary income. The fund may limit and/or manage its holdings in issuers that could be treated as CFCs in order to limit its tax liability or maximize its after-tax return from these investments.

If the fund were to fail to qualify for treatment as a regulated investment company, it would generally be subject to tax in the same manner as an ordinary corporation, and distributions to its shareholders generally would not be deductible by the fund in computing its taxable income. Under certain circumstances, the fund may be able to cure a failure to meet the qualifying income test or the diversification test if such failure was due to reasonable cause and not willful neglect, but in order to do so the fund may incur a significant penalty tax that would reduce (and potentially could eliminate) the fund’s returns.

Repurchase offers risk

The fund is an “interval fund” and, in order to provide liquidity to shareholders, the fund, subject to applicable law, conducts quarterly repurchase offers of the fund’s outstanding shares at NAV subject to approval of the Board of Trustees. In all cases such repurchases will be for at least 5% and not more than 25%, and are currently expected to be for 5%, of its outstanding shares at NAV, pursuant to Rule 23c-3 under the 1940 Act. The fund believes that these repurchase offers are generally beneficial to the fund’s shareholders, and repurchases generally will be funded from available cash, borrowings or sales of portfolio securities. However, repurchase offers and the need to fund repurchase obligations may affect the ability of the fund to be fully invested or force the fund to maintain a higher percentage of its assets in liquid investments, which may harm the fund’s investment performance. Moreover, diminution in the size of the fund through repurchases may result in untimely sales of portfolio securities (with associated imputed transaction costs, which may be significant), and may limit the ability of the fund to participate in new investment opportunities or to achieve its investment objective. If the fund employed investment leverage, repurchases of shares would compound

34

the adverse effects of leverage in a declining market. In addition, if the fund borrows money to finance repurchases, interest on that borrowing will negatively affect shareholders who do not tender their shares by increasing fund expenses and reducing any net investment income. If a repurchase offer is oversubscribed, the fund will repurchase the shares tendered on a pro rata basis, and shareholders will have to wait until the next repurchase offer to make another repurchase request. As a result, shareholders may be unable to liquidate all or a given percentage of their investment in the fund during a particular repurchase offer. Some shareholders, in anticipation of proration, may tender more shares than they wish to have repurchased in a particular quarter, thereby increasing the likelihood that proration will occur. A shareholder may be subject to market and other risks, and the NAV of shares tendered in a repurchase offer may decline between the repurchase request deadline and the date on which the NAV for tendered shares is determined. In addition, the repurchase of shares by the fund may be a taxable event to shareholders.

Borrowing risk

The fund may borrow to meet repurchase requests or for investment purposes (i.e., to purchase additional portfolio securities). The fund’s borrowings may be on a secured or unsecured basis and at fixed or variable rates of interest. The fund’s ability to obtain leverage through borrowings is dependent upon its ability to establish and maintain an appropriate line of credit. The use of leverage, including through borrowings, will increase volatility of the fund’s investment portfolio and magnify the fund’s investment losses or gains. Borrowing will also cost the fund interest expense and other fees. The cost of borrowing may reduce the fund’s return. In addition to any more stringent terms imposed by a lender, the 1940 Act requires a closed-end fund to maintain asset coverage of not less than 300% of the value of the outstanding amount of senior securities representing indebtedness (as defined in the 1940 Act) and generally requires a closed-end fund to make provision to prohibit the declaration of any dividend (except a dividend payable in stock of the fund) or distribution on the fund’s stock or the repurchase of any of the fund’s stock, unless, at the time of the declaration or repurchase, there is asset coverage of at least 300% after deducting the amount of the dividend, distribution or purchase price, as the case may be. To satisfy 1940 Act requirements in connection with leverage or to meet obligations, the fund may be required to dispose of portfolio securities when such disposition might not otherwise be desirable. There can be no assurances that the fund’s use of leverage will be successful.

Expense risk

Your actual costs of investing in the fund may be higher than the expenses shown in “Annual Fund Operating Expenses” for a variety of reasons. For example, expense ratios may be higher than those shown if overall net assets decrease. Net assets are more likely to decrease and the fund’s expense ratio is more likely to increase when markets are volatile.

OTHER RISKS

Floating rate instrument risks

Floating rate loans and similar investments may be illiquid or less liquid than other investments. Market quotations for these securities may be volatile and/or subject to large spreads between bid and ask prices. No active trading market may exist for many floating rate loans, and many loans are subject to restrictions on resale. Any secondary market may be subject to irregular trading activity and extended trade settlement periods. In particular, loans may take longer than seven days to settle, potentially leading to the sale proceeds of loans not being available to meet redemptions for a substantial period of time after the sale of the loans. To the extent that sale proceeds of loans are not available, the fund may sell securities that have shorter settlement periods or may access other sources of liquidity to meet redemption requests. Loans may not be considered “securities,” and purchasers, such as the fund, therefore may not be entitled to rely on the anti-fraud protections afforded by federal securities laws. The ILWs, catastrophe bonds and Structured Investments in which the fund directly or indirectly invests may be variable rate, or floating rate.

In addition, while the collateral securing most catastrophe bonds in which the fund currently intends to invest is typically invested in low-risk investments, certain Special Purpose Entities in which the fund invests may permit investment of collateral in higher risk, higher yielding investments. Thus, the value of collateral, if any, securing the fund’s investments in catastrophe bonds can decline or may be insufficient to meet the issuer’s obligations and the collateral, if repaid to the fund, may be difficult to liquidate. Market quotations for these securities may be volatile and/or subject to large spreads between bid and ask prices.

35

Risks of inverse floating rate obligations

The interest rate on inverse floating rate obligations will generally decrease as short-term interest rates increase, and increase as short-term rates decrease. Due to their leveraged structure, the sensitivity of the market value of an inverse floating rate obligation to changes in interest rates is generally greater than a comparable long-term bond issued by the same issuer and with similar credit quality, redemption and maturity provisions. Inverse floating rate obligations may be volatile and involve leverage risk.

Investing in other investment companies risk

Investing in other investment companies subjects the fund to the risks of investing in the underlying securities or assets held by those investment companies. When investing in another investment company, the fund will bear a pro rata portion of the underlying fund’s expenses, in addition to its own expenses.

Interest rate risk

The market prices of securities may fluctuate significantly when interest rates change. When interest rates rise, the value of fixed income securities generally falls. Interest rates in the U.S. recently have been historically low, so the fund faces a heightened risk that interest rates may rise. A general rise in interest rates may cause investors to move out of fixed income securities on a large scale, which could adversely affect the price and liquidity of fixed income securities and could also result in increased redemptions from the fund. A change in interest rates will not have the same impact on all fixed income securities. Generally, the longer the maturity (i.e., measure of time remaining until the final payment on a security) or duration (i.e., measure of the underlying portfolio’s price sensitivity to changes in prevailing interest rates) of a fixed income security, the greater the impact of a rise in interest rates on the security’s value. For example, if interest rates increase by 1%, the value of a fund’s portfolio with a portfolio duration of ten years would be expected to decrease by 10%, all other things being equal. In addition, different interest rate measures (such as short- and long-term interest rates and U.S. and foreign interest rates), or interest rates on different types of securities or securities of different issuers, may not necessarily change in the same amount or in the same direction.

Rising interest rates can lead to increased default rates, as issuers of floating rate securities find themselves faced with higher payments. Unlike fixed rate securities, floating rate securities generally will not increase in value if interest rates decline. Changes in interest rates also will affect the amount of interest income the fund earns on its floating rate investments.

Credit risk

If an issuer or guarantor of a security held by the fund or a counterparty to a financial contract with the fund defaults on its obligation to pay principal and/or interest, has its credit rating downgraded or is perceived to be less creditworthy, or the credit quality or value of any underlying assets declines, the value of your investment will decline. In addition, the fund may incur expenses to protect the fund’s interest in securities experiencing these events. A security may change in price for a variety of reasons. For example, floating rate securities may have final maturities of ten or more years, but their effective durations will tend to be very short. If there is an adverse credit event, or a perceived change in the issuer’s creditworthiness, these securities could experience a far greater negative price movement than would be predicted by the change in the security’s yield in relation to their effective duration. The fund evaluates the credit quality of issuers and counterparties prior to investing in securities. Credit risk is broadly gauged by the credit ratings of the securities in which the fund invests. However, ratings are only the opinions of the companies issuing them and are not guarantees as to quality. Securities rated in the lowest category of investment grade (Baa/BBB) may possess certain speculative characteristics.

Prepayment or call risk

Many issuers have a right to prepay their securities. If interest rates fall, an issuer may exercise this right. If this happens, the fund would be forced to reinvest prepayment proceeds at a time when yields or securities available in the market are lower than the yield on the prepaid security. The fund may also lose any premium it paid on the security.

36

Risks of subordinated securities

A holder of securities that are subordinated or “junior” to more senior securities of an issuer is entitled to payment after holders of more senior securities of the issuer. Subordinated securities are more likely to suffer a credit loss than non-subordinated securities of the same issuer, any loss incurred by the subordinated securities is likely to be proportionately greater, and any recovery of interest or principal may take more time. As a result, even a perceived decline in creditworthiness of the issuer is likely to have a greater impact on them. Certain Special Purpose Entities in which the fund invests may issue multiple tranches of interests to investors.

Risks of non-U.S. investments

Investing in non-U.S. issuers, or in U.S. issuers that have significant exposure to foreign markets, may involve unique risks compared to investing in securities of U.S. issuers. These risks are more pronounced for issuers in emerging markets or to the extent that the fund invests significantly in one region or country. These risks may include different financial reporting practices and regulatory standards, less liquid trading markets, extreme price volatility, currency risks, changes in economic, political, regulatory and social conditions, sustained economic downturns, financial instability, tax burdens, and investment and repatriation restrictions. Lack of information and less market regulation also may affect the value of these securities. Withholding and other non-U.S. taxes may decrease the fund’s return. Non-U.S. issuers may be located in parts of the world that have historically been prone to natural disasters. Investing in depositary receipts is subject to many of the same risks as investing directly in non-U.S. issuers. Depositary receipts may involve higher expenses and may trade at a discount (or premium) to the underlying security.

Below investment grade securities and unrated securities risk

Below investment grade debt securities, which are commonly called “junk” bonds, are rated below BBB- by Standard & Poor’s Ratings Services (“S&P”) or Baa3 by Moody’s Investors Service, Inc. (“Moody’s”), or have comparable ratings by another rating organization. Debt securities rated below investment grade are commonly referred to as “junk” bonds and are considered speculative. Below investment grade debt securities involve greater risk of loss, are subject to greater price volatility and are less liquid, especially during periods of economic uncertainty or change, than higher quality debt securities. Below investment grade securities also may be more difficult to value.

Below investment grade investments may be subject to greater risks than other investments, including greater levels of risk related to changes in interest rates, credit risk (including a greater risk of default), and illiquidity risk. Below investment grade investments or unrated investments judged by the Adviser to be of comparable quality may be more susceptible to real or perceived adverse economic and competitive industry or business conditions than higher-grade investments. Yields on below investment grade investments will fluctuate.

Equity investing risk

The fund may at times invest directly or indirectly in equity securities, which may be publicly or privately offered. The equity securities in which the fund invests may be more volatile than the equity markets as a whole. Equity securities risk is the risk that the value of equity instruments to which the fund is exposed will fall due to general market or economic conditions; overall market changes; local, regional or global political, social or economic instability; currency, interest rate and commodity price fluctuations; perceptions regarding the industries in which the issuers participate, and the particular circumstances and performance of the issuers. Market conditions may affect certain types of equity securities to a greater extent than other types. Although equities have historically generated higher average returns than debt securities over the long term, equity securities also have experienced significantly more volatility in returns. Equities to which the fund will be exposed are structurally subordinated to bonds and other debt instruments in a company’s capital structure, in terms of priority to corporate income, and, therefore, will be subject to greater dividend risk than debt instruments of such issuers. Finally, the prices of equities may be sensitive to rising interest rates, as the costs of capital rise and borrowing costs increase.

Preferred securities risk

Preferred securities may pay fixed or adjustable rates of return. Preferred securities are subject to issuer-specific and market risks applicable generally to equity securities. In addition, preferred securities generally pay a dividend and rank

37

ahead of common stocks and behind debt securities in claims for dividends and for assets of the issuer in a liquidation or bankruptcy. For this reason, the value of preferred securities will usually react more strongly than bonds and other debt to actual or perceived changes in the company’s financial condition or prospects. Preferred securities may also be sensitive to changes in interest rates. When interest rates rise, the fixed dividend on preferred securities may be less attractive, causing the price of preferred stocks to decline. Preferred securities of smaller companies may be more vulnerable to adverse developments than preferred stock of larger companies.

Swaps risk

The fund may obtain swap exposure by investing indirectly in, among other things, event-linked swaps, which typically are contingent, or formulaically related to defined trigger events, or by pursuing similar event-linked derivative strategies. Trigger events include hurricanes, earthquakes, weather-related phenomena and other criteria determined by independent parties. If a trigger event(s) occurs, the fund may lose the swap’s notional amount. As derivative instruments, event-linked swaps are subject to risks in addition to the risks of investing in insurance- and reinsurance-related instruments, including risks associated with the counterparty and leverage.

Leveraging risk

The value of your investment may be more volatile and other risks tend to be compounded if the fund borrows or has exposure to derivatives or other investments that have embedded leverage. Leverage generally magnifies the effect of any increase or decrease in the value of the fund’s underlying assets and creates a risk of loss of value on a larger pool of assets than the fund would otherwise have, potentially resulting in the loss of all assets. Engaging in such transactions may cause the fund to liquidate positions when it may not be advantageous to do so to satisfy its obligations or meet segregation requirements. During periods in which the fund is using leverage, the fees paid to the Adviser for its investment advisory services will be higher than if the fund did not use leverage because the fees paid will be calculated on the basis of the fund’s average total assets.

Anti-takeover provisions

The fund’s Agreement and Declaration of Trust and by-laws include provisions that could limit the ability of other entities or persons to acquire control of the fund or convert the fund to open-end status.

38

MANAGEMENT OF THE FUND

Trustees and Officers

The fund’s Board of Trustees provides broad supervision over the affairs of the fund. The officers of the fund are responsible for the fund’s operations. The Trustees and officers of the fund, together with their principal occupations and other affiliations during the past five years, are listed in the SAI.

Investment Adviser

City National Rochdale, LLC is the fund’s investment adviser. The Adviser is responsible on a day-to-day basis for investment of the fund’s portfolio in accordance with its investment objective and principal investment strategies, for managing the fund’s overall investment program, supervising the fund’s overall compliance program and providing for the general management of the business affairs of the fund.

The Adviser is a registered investment adviser that specializes in investment management for high-net-worth individuals, families and foundations. The Adviser had approximately $[        ] billion in assets under management as of [        ] [    ], 2016, and is a wholly-owned subsidiary of City National Bank (“CNB”), a federally chartered commercial bank founded in the early 1950s, which has provided trust and fiduciary services, including investment management services, to individuals and businesses for over 50 years. CNB currently provides investment management services to individuals, pension and profit sharing plans, endowments and foundations. As of [        ] [    ], 2016, CNB and its affiliates had approximately $[        ] billion in assets under administration, which includes approximately $[        ] billion in assets under management. CNB is a wholly-owned subsidiary of RBC USA Holdco Corporation, which is a wholly-owned indirect subsidiary of Royal Bank of Canada.

The Adviser’s main office is at 400 North Roxbury Drive, Beverly Hills, California 90210.

Advisory Fee

Under the terms of the advisory agreement between the fund and the Adviser (the “Advisory Agreement”), the fund pays the Adviser a fee for its investment advisory services in the amount of 0.50% of the fund’s average total assets, less accrued liabilities.

A discussion regarding the Advisory Agreement and the factors that the Board of Trustees considered in approving the Advisory Agreement will be available in the upcoming semi-annual report to shareholders for the period ending July 31, 2017.

Portfolio Managers

Garrett R. D’Alessandro and Thomas H. Ehrlein (the “Portfolio Managers”) are jointly and primarily responsible for the day-to-day management of the fund’s portfolio.

Garrett R. D’Alessandro is the President, Chief Executive Officer and Interim Chief Investment Officer of City National Rochdale. He has over 30 years of experience in the investment industry. He joined the former Rochdale Investment Management (predecessor to City National Rochdale) in 1986. Mr. D’Alessandro received his MBA in Finance from the Stern School of Business at New York University. He holds the Chartered Financial Analyst designation and the Chartered Alternative Investments Analyst designation, and is a member of the New York Society of Security Analysts and the CFA Institute.

Thomas H. Ehrlein joined the former Rochdale Investment Management (predecessor to City National Rochdale) in 2005. He oversees a number of business segments at the firm including investment oversight for all non-traditional investments and the portfolio analytics and modeling processes, and is the Portfolio Manager of the City National Rochdale High Yield Alternative Strategies Fund. Mr. Ehrlein is also a key member of the asset allocation committee at City National Rochdale. He has been in the Investment Management industry since 2000. Prior to 2005, Mr. Ehrlein was a Senior Consultant in the Investment Management division of FactSet Research Systems, Inc., where he performed financial market and portfolio management research and quantitative analysis for institutional money management firms, and a middle market lending credit analyst at ABN-Amro, North America. Mr. Ehrlein earned his BS in Finance from the University of Scranton and his MBA in Finance from Hofstra University.

The SAI provides additional information about the portfolio managers’ compensation, other accounts managed by the portfolio managers and the portfolio managers’ ownership of securities in the fund.

39

DIVIDENDS AND DISTRIBUTIONS

The fund intends to declare and pay dividends of substantially all net investment income and net realized capital gains at least annually.

After the first year of operations, the fund may pay dividends annually. Unless shareholders specify otherwise, dividends will be reinvested in shares of the fund. You may notify the Transfer Agent in writing to:

•	choose to receive dividends or distributions (or both) in cash; or

•	change the way you currently receive distributions

PLAN OF DISTRIBUTION

SEI Investments Distribution Co. (the “Distributor”) and the fund are parties to a distribution agreement (the “Distribution Agreement”) with respect to shares of the fund. [The Distribution Agreement is renewable annually by approval of the Board of Trustees and of the Independent Trustees. The Distribution Agreement may be terminated by the Distributor, by a majority vote of the Independent Trustees who have no financial interest in the Distribution Agreement or by a majority vote of the outstanding securities of the fund upon not more than 60 days’ written notice by either party or upon assignment by the Distributor. The Distributor is not obligated to sell any specific amount of shares of the fund. The Distributor will also act as agent for the fund in connection with repurchases of shares.

Shares of the fund will be continuously offered through the Distributor, as the exclusive distributor of the fund’s shares. The fund has authorized one or more intermediaries (e.g., brokers, investment advisers, etc. (collectively, “intermediaries”)), including affiliates of City National Rochdale, to receive orders on its behalf. Such intermediaries are authorized to designate other intermediaries to receive orders on the fund’s behalf. The fund will be deemed to have received an order when an authorized broker or, if applicable, a broker’s authorized designee, receives the order. The shares will be offered at the NAV per share calculated each regular business day.

For two years from the date of this Prospectus, the fund will have a cap on assets under management of $500 million. During this time period, the fund will not accept additional assets into the fund above this cap. The fund’s assets under management may exceed $500 million as a result of a change in the value of the fund’s portfolio.

Any continuous offering, if commenced, may be discontinued at any time. The fund and the Distributor will have the sole right to accept orders to purchase shares and reserve the right to reject any order in whole or in part.

Additional conditions may apply to investments in the fund made by shareholders investing through financial intermediaries, programs sponsored by financial intermediaries and retirement plans. The investment professional or intermediary may charge you a transaction-based, administrative or other fee for its services. These conditions and fees are in addition to those imposed by the fund and its affiliates. You should ask your investment professional or financial intermediary about its services and any applicable fees. In addition, when you invest through an account that is not in your name, you generally may buy and sell shares and complete other transactions only through the account. Ask your investment professional or financial intermediary for more information.]

No market currently exists for the fund’s shares. The fund’s shares are not listed and the fund does not currently intend to list its shares for trading on any securities exchange, and does not anticipate that a secondary market will develop for its shares. Neither the Adviser nor the Distributor intends to make a market in the fund’s shares.

The Distributor is not obligated to buy any of the shares and does not intend to make a market in the shares. The Distributor is located at One Freedom Valley Drive, Oaks, Pennsylvania 19456.

Payments to financial intermediaries

Your financial intermediary may receive compensation from the Adviser and its affiliates for the sale of fund shares and related services, including administrative services and transaction processing.

The Adviser and its affiliates may make additional payments to your financial intermediary. These payments may provide your financial intermediary with an incentive to favor the fund over other mutual funds or assist the Distributor in its efforts to promote the sale of the fund’s shares. Financial intermediaries include broker-dealers, banks (including bank trust departments), registered investment advisers, financial planners, retirement plan administrators and other types of intermediaries.

40

The Adviser makes these additional payments (sometimes referred to as “revenue sharing”) to financial intermediaries out of its own assets, which may include profits derived from services provided to the fund or service fees. The Adviser may base these payments on a variety of criteria, including the amount of sales or assets of the fund attributable to the financial intermediary or as a per transaction fee.

Not all financial intermediaries receive additional compensation and the amount of compensation paid varies for each financial intermediary. In certain cases, these payments may be significant. The Adviser determines which firms to support and the extent of the payments it is willing to make, generally choosing firms that have a strong capability to effectively distribute shares of the fund and that are willing to cooperate with the Adviser’s promotional efforts. The Adviser also may compensate financial intermediaries (in addition to amounts that may be paid by the fund) for providing certain administrative services and transaction processing services.

The Adviser may benefit from revenue sharing if the intermediary features the fund in its sales system (such as by placing the fund on its preferred fund list or giving access on a preferential basis to members of the financial intermediary’s sales force or management). In addition, the financial intermediary may agree to participate in the Distributor’s marketing efforts (such as by helping to facilitate or provide financial assistance for conferences, seminars or other programs at which City National Rochdale personnel may make presentations on the fund to the intermediary’s sales force). To the extent intermediaries sell more shares of the fund or retain shares of the fund in their clients’ accounts, the Adviser receives greater management and other fees due to the increase in the fund’s assets. The intermediary may earn a profit on these payments if the amount of the payment to the intermediary exceeds the intermediary’s costs.

Your intermediary may charge you additional fees or commissions other than those disclosed in this Prospectus. Intermediaries may categorize and disclose these arrangements differently than in the discussion above and in the SAI. You can ask your financial intermediary about any payments it receives from the Adviser or the fund, as well as about fees and/or commissions it charges.

The Adviser and its affiliates may have other relationships with your financial intermediary relating to the provision of services to the fund, such as providing omnibus account services or effecting portfolio transactions for the fund. If your intermediary provides these services, the Adviser or the fund may compensate the intermediary for these services. In addition, your intermediary may have other relationships with the Adviser or its affiliates that are not related to the fund.

41

PURCHASE OF SHARES

Shares of beneficial interest in the fund are being offered during an initial offering period that is expected to terminate on or about [    ], or such earlier or later date as the Adviser may determine in its discretion. During the initial offering period, the shares will be offered for purchase on a daily basis at the offering price, which is $10.00 per share. The shares are expected to be offered on a continuous basis at NAV per share. The fund expects to close to daily purchases by new investors upon completion of the initial offering period and only the reinvestment of dividends by existing investors will be permitted upon completion of the initial offering period. Thereafter, the fund generally expects to re-open to new investment and accept orders to purchase shares on a monthly basis. However, the fund’s ability to accept orders to purchase shares may be limited, including during periods when, in the judgment of the Adviser, appropriate investments for the fund are not available.

For two years from the date of this Prospectus, the fund will have a cap on assets under management of $500 million. During this time period, the fund will not accept additional assets into the fund above the cap. The fund’s assets under management may exceed $500 million as a result of a change in the value of the fund’s portfolio.

Any continuous offering may be discontinued at any time. The fund and the Distributor will have the sole right to accept orders to purchase shares and reserve the right to reject any order in whole or in part.

For two years from the date of this Prospectus, shares of the fund will be available only to clients of (a) the Adviser, (b) the Adviser’s advisory partners, and (c) the Adviser’s advisory affiliates. All initial investments in the fund by or through the Adviser, its advisory partners and its advisory affiliates will be subject to a $1,000,000 minimum per registered investment adviser or intermediary. The Adviser and its advisory partners and affiliates may impose different or additional minimum investment and eligibility requirements from those of the fund. Please contact your registered investment adviser or financial intermediary for more information. The Adviser or the Distributor may waive these minimum investment requirements. The fund and the Distributor reserve the right to reject a purchase order for any reason.

Please contact the Distributor or your registered investment adviser or other qualified intermediary for more information.

42

PERIODIC REPURCHASE OFFERS

The fund is a closed-end “interval” fund and, to provide some liquidity and the ability to receive NAV on a disposition of at least a portion of your shares, makes periodic offers to repurchase shares. Except as permitted by the fund’s interval structure, no shareholder will have the right to require the fund to repurchase its shares. No public market for shares exists, and none is expected to develop in the future. Consequently, shareholders generally will not be able to liquidate their investment other than as a result of repurchases of their shares by the fund.

The fund has adopted, pursuant to Rule 23c-3 under the 1940 Act, a fundamental policy, which cannot be changed without shareholder approval, requiring the fund to offer to repurchase at least 5% and up to 25% of its shares at NAV on a regular schedule. Although the policy permits repurchases of between 5% and 25% of the fund’s outstanding shares, for each repurchase offer, the fund expects to offer to repurchase 5% of its outstanding shares unless the fund’s Board of Trustees has approved a higher or lower amount for that repurchase offer.

The fund is required to make repurchase offers every three months. Quarterly repurchase offers occur in the months of [January, April, July and October]. The fund expects the initial offering of shares to terminate on or about [    ] (or such earlier or later date as the Adviser may determine in its discretion) and the first repurchase offer to be issued [    ].

The date on which the repurchase price for shares is determined will be generally on or about the 15th day of the following month, but shall occur no later than the 14th day after the repurchase request deadline (or the next business day, if the 14th day is not a business day). The “repurchase request deadline” is the date by which shareholders wishing to tender shares for repurchase must respond to the repurchase offer, which date typically falls approximately seven days before the repurchase pricing date.

When a repurchase offer commences, the fund sends, at least 21 days before the repurchase request deadline, written notice to each shareholder setting forth, among other things:

•	The percentage of outstanding shares that the fund is offering to repurchase and how the fund will purchase shares on a pro rata basis if the offer is oversubscribed.

•	The date on which a shareholder’s repurchase request is due (the repurchase deadline).

•	The date that will be used to determine the fund’s NAV applicable to the repurchase offer (the “repurchase pricing date”). See “Net Asset Value” in this Prospectus.

•	The date by which the fund will pay to shareholders the proceeds from their shares accepted for repurchase.

•	The NAV of the shares as of a date no more than seven days before the date of the written notice and the means by which shareholders may ascertain the NAV.

•	The procedures by which shareholders may request that their shares be repurchased and the right of shareholders to withdraw or modify their repurchase requests before the repurchase request deadline.

•	The circumstances in which the fund may suspend or postpone the repurchase offer.

This notice may be included in a shareholder report or other fund document. The repurchase request deadline will be strictly observed. A repurchase request is received in good order if it is properly completed and signed. If a shareholder fails to submit a repurchase request in good order by the repurchase request deadline, the shareholder will be unable to liquidate shares until a subsequent repurchase offer, and will have to resubmit a request in the next repurchase offer. Shareholders may withdraw or change a repurchase request with a proper instruction submitted in good order at any point before the repurchase request deadline.

Determination of Repurchase Price and Payment for Shares

The date on which the repurchase price for shares is determined will be generally on or about the 15th day of the month that follows the repurchase offer (the “repurchase pricing date”), but shall occur no later than the 14th day after the repurchase request deadline (or the next business day, if the 14th day is not a business day). The fund expects to distribute payment to shareholders between one and three business days after the repurchase pricing date and will distribute such payment no later than seven (7) calendar days after such date. The fund’s NAV per share may change materially between the date a repurchase offer is mailed and the repurchase request deadline, and it may also change materially between the repurchase request deadline and repurchase pricing date. The method by which the fund calculates NAV is discussed under “Net Asset Value” in this Prospectus. During the period an offer to repurchase is open, shareholders may obtain the current NAV by calling the fund’s transfer agent at 1-888-889-0799.

43

The fund does not currently charge a repurchase fee, and it does not currently expect to impose a repurchase fee.

Suspension or Postponement of Repurchase Offers

The fund may suspend or postpone a repurchase offer in limited circumstances set forth in Rule 23c-3 under the 1940 Act, as described below, but only with the approval of a majority of the Trustees, including a majority of Trustees who are not “interested persons” of the fund, as defined in the 1940 Act.

The fund may suspend or postpone a repurchase offer only: (1) if making or effecting the repurchase offer would cause the fund to lose its status as a regulated investment company under the Internal Revenue Code of 1986, as amended (the “Code”), (2) for any period during which the New York Stock Exchange (the “NYSE”) or any other market in which the securities owned by the fund are principally traded is closed, other than customary weekend and holiday closings, or during which trading in such market is restricted; (3) for any period during which an emergency exists as a result of which disposal by the fund of securities owned by it is not reasonably practicable, or during which it is not reasonably practicable for the fund fairly to determine the value of its net assets; or (4) for such other periods as the SEC may by order permit for the protection of shareholders of the fund.

Oversubscribed Repurchase Offers

There is no minimum number of shares that must be submitted for repurchase before the fund will honor repurchase requests. However, the fund’s Trustees set for each repurchase offer a maximum percentage of shares that may be repurchased by the fund. In the event a repurchase offer by the fund is oversubscribed, the fund may repurchase, but is not required to repurchase, additional shares up to a maximum amount of 2% of the outstanding shares of the fund. If the fund determines not to repurchase additional shares beyond the repurchase offer amount, or if shareholders submit for repurchase an amount of shares greater than that which the fund is entitled to repurchase, the fund will repurchase the shares submitted for repurchase on a pro rata basis. The fund does not currently expect to offer to repurchase additional shares in the event a repurchase offer is oversubscribed.

If any shares that you wish to have repurchased by the fund are not repurchased because of proration, you will have to wait until the next repurchase offer and resubmit your repurchase request, and your repurchase request will not be given any priority over other shareholders’ requests. Thus, there is a risk that the fund may not purchase all of the shares you wish to have repurchased in a given repurchase offer or in any subsequent repurchase offer. In anticipation of the possibility of proration, some shareholders may submit for repurchase more shares than they wish to have repurchased in a particular quarter, increasing the likelihood of proration.

There is no assurance that you will be able to have your shares repurchased by the fund when or in the amount that you desire.

Consequences of Repurchase Offers

From the time the fund distributes or publishes each repurchase offer notification until the repurchase pricing date for that offer, the fund must maintain liquid assets at least equal to the percentage of its shares subject to the repurchase offer. For this purpose, “liquid assets” means assets that may be sold or otherwise disposed of in the ordinary course of business, at approximately the price at which the fund values them, within the period between the repurchase request deadline and the repurchase payment date, or which mature by the repurchase payment date. The fund is also permitted to borrow up to the maximum extent permitted under the 1940 Act to meet repurchase requests.

44

If the fund borrows to finance repurchases, interest on that borrowing will negatively affect shareholders who do not submit their shares for repurchase by increasing the fund’s expenses and reducing any net investment income. There is no assurance that the fund will be able sell a significant amount of additional shares so as to mitigate these effects.

These and other possible risks associated with the fund’s repurchase offers are described under “Risk Factors” in this Prospectus. The repurchase of shares by the fund will be a taxable event to shareholders, potentially even to those shareholders that do not participate in the repurchase. For a discussion of these tax consequences, see “Federal Income Tax Matters” below and “Tax Status” in the SAI.

Proceeds from the repurchase of shares will be paid in cash (in U.S. dollars).

45

FEDERAL INCOME TAX MATTERS

The following is a summary discussion of certain U.S. federal income tax consequences that may be relevant to a shareholder acquiring, holding or disposing of shares of the fund. This discussion addresses only U.S. federal income tax consequences to U.S. shareholders who hold their shares as capital assets (within the meaning of Section 1221 of the Code) and does not address all of the U.S. federal income tax consequences that may be relevant to particular shareholders in light of their individual circumstances. This discussion also does not address the tax consequences to shareholders who are subject to special rules, including, without limitation, banks and financial institutions, insurance companies, real estate investment trusts, other regulated investment companies, dealers in securities or foreign currencies, foreign shareholders, shareholders who hold their shares as or in a hedge, a constructive sale, or a conversion transaction, S corporations, shareholders who are subject to the alternative minimum tax, shareholders whose functional currency (as defined in Section 985 of the Code) is not the U.S. dollar, or governments or their agencies or instrumentalities. In addition, the discussion does not address any state, local, or non-U.S. or non-income tax consequences, and it does not address the effect of any treaty. The discussion reflects applicable tax laws of the United States as of the date of this Prospectus, which tax laws may be changed or subject to new interpretations by the courts or the Internal Revenue Service (the “IRS”) retroactively or prospectively. No attempt is made to present a detailed explanation of all U.S. federal income tax concerns affecting the fund and its shareholders. Investors are urged to consult their own tax advisers to determine the specific tax consequences to them of acquiring, holding and disposing of shares in the fund, including the applicable federal, state, local and foreign tax consequences to them and the effect of possible changes in tax laws.

The fund will elect to be treated, and intends to qualify each year, as a “regulated investment company” under Subchapter M of the Code, so that it will not be subject to U.S. federal income tax on income and capital gains distributed as dividends for U.S. federal income tax purposes to shareholders. In order to qualify as a regulated investment company under Subchapter M of the Code, the fund must, among other things, (i) derive at least 90% of its gross income for each taxable year from dividends, interest, payments with respect to certain securities loans, gains from the sale or other disposition of stock, securities or foreign currencies, or other income (including gains from options, futures and forward contracts) derived with respect to its business of investing in such stock, securities or currencies, and net income derived from an interest in a qualified publicly traded partnership (as defined in Section 851(h) of the Code) (the “90% income test”) and (ii) diversify its holdings so that, at the end of each quarter of each taxable year (subject to certain exceptions and special rules): (a) at least 50% of the value of the fund’s total assets is represented by (1) cash and cash items, U.S. government securities, securities of other regulated investment companies, and (2) other securities, with such other securities limited, in respect of any one issuer, to an amount not greater than 5% of the value of the fund’s total assets and to not more than 10% of the outstanding voting securities of such issuer and (b) not more than 25% of the value of the fund’s total assets is invested in (1) the securities (other than U.S. government securities and securities of other regulated investment companies) of any one issuer, (2) the securities (other than securities of other regulated investment companies) of two or more issuers that the fund controls and that are engaged in the same, similar, or related trades or businesses, or (3) the securities of one or more qualified publicly traded partnerships (collectively, the “asset diversification tests”).

For purposes of the 90% income test, the character of gross income earned by any entities in which the fund may invest that are not treated as corporations for U.S. federal income tax purposes (e.g., partnerships other than certain publicly traded partnerships or trusts that have not elected to be classified as corporations under the “check-the-box” regulations) will generally pass through to the fund. Consequently, in order to qualify as a regulated investment company, the fund may be required to limit its equity investments in such entities that earn fee income, rental income, insurance income or other non-qualifying gross income.

If the fund qualifies as a regulated investment company and properly distributes to its shareholders each taxable year dividends for U.S. federal income tax purposes in an amount equal to or exceeding the sum of (i) 90% of its “investment company taxable income” as that term is defined in the Code (which includes, among other things, dividends, taxable interest, and the excess of any net short-term capital gains over net long-term capital losses, as reduced by certain deductible expenses) without regard to the deduction for dividends paid and (ii) 90% of the excess of its gross tax-exempt interest income, if any, over certain disallowed deductions, the fund generally will not be subject to

46

U.S. federal income tax on any income of the fund, including “net capital gain” (the excess of net long-term capital gain over net short-term capital loss), distributed as dividends for U.S. federal income tax purposes to shareholders. However, if the fund meets such distribution requirements, but chooses to retain some portion of its taxable income or gains, it generally will be subject to U.S. federal income tax at regular corporate rates on the amount retained. The fund may designate certain amounts retained as undistributed net capital gain in a notice to its shareholders, who (i) will be required to include in income for U.S. federal income tax purposes, as long-term capital gain, their proportionate shares of the undistributed amount so designated, (ii) will be entitled to credit their proportionate shares of the income tax paid by the fund on that undistributed amount against their federal income tax liabilities and to claim refunds to the extent such credits exceed their liabilities and (iii) will be entitled to increase their tax basis, for federal income tax purposes, in their shares by an amount equal to the excess of the amount of undistributed net capital gain included in their respective income over their respective income tax credits. The fund intends to distribute at least annually all or substantially all of its investment company taxable income (computed without regard to the dividends-paid deduction), net tax-exempt interest income, and net capital gain.

The fund may invest a significant portion of its assets in cell instruments issued by cell entities. The federal income tax treatment of cell instruments, both generally and with respect to the requirements applicable to regulated investment companies, is not entirely clear. Under proposed Treasury Regulations, it is expected that each of those cells will be treated as a separate entity for U.S. federal income tax purposes. If a cell entity were to instead be treated as a single entity (and each of its cells as a division of that entity), then the fund could fail to meet the asset diversification tests applicable to regulated investment companies. Additionally, it is expected that the instruments issued by the cells will be treated as non-voting equity interests in the cells for U.S. federal income tax purposes. If the cell instruments were to instead be treated as voting equity investments, the fund could fail to meet the asset diversification tests applicable to regulated investment companies, or the gross income derived from the cells could be treated as gross income that is not qualifying gross income for purposes of the 90% income test.

The tax treatment of certain insurance- and reinsurance-related instruments is not entirely clear. Certain of the fund’s investments (including, potentially, certain insurance- and reinsurance-related instruments and cell instruments) may generate gross income that is not qualifying gross income for purposes of the 90% income test. The fund might generate more non-qualifying gross income than anticipated, might not be able to generate qualifying gross income in a particular taxable year at levels sufficient to meet the 90% income test, or might not be able to determine the percentage of qualifying gross income it has derived for a taxable year until after year-end. The fund may determine not to make an investment that it otherwise would have made, or may dispose of an investment it otherwise would have retained (potentially resulting in the recognition of taxable gain or loss, and potentially under disadvantageous circumstances), in an effort to meet the 90% income test.

If, for any taxable year, the fund does not qualify as a regulated investment company or does not satisfy the 90% distribution requirement, it generally will be treated as a U.S. corporation subject to U.S. federal income tax, thereby subjecting any income earned by the fund to tax at the corporate level and to a further tax at the shareholder level when such income is distributed. Under certain circumstances, the fund may be able to cure a failure to qualify as a regulated investment company, but in order to do so, the fund may incur significant fund-level taxes and may be forced to dispose of certain assets.

Under the Code, the fund will be subject to a nondeductible 4% U.S. federal excise tax on a portion of its undistributed ordinary income and capital gain net income if it fails to meet certain distribution requirements with respect to each calendar year and generally for the twelve-month period ending October 31, respectively. The fund intends to make distributions in a timely manner and accordingly does not expect to be subject to the excise tax.

The fund expects to declare and pay dividends of net investment income and net realized capital gains annually. Dividends from income and/or capital gains may also be paid at such other times as may be necessary for the fund to avoid U.S. federal income or excise tax.

Unless a shareholder specifies otherwise, all distributions from the fund to that shareholder will be automatically reinvested in additional shares of the fund. For U.S. federal income tax purposes, all dividends generally are taxable whether a shareholder takes them in cash or they are reinvested in additional shares of the fund.

47

In general, assuming that the fund has sufficient earnings and profits, dividends from net investment income and net short-term capital gains are taxable either as ordinary income or, if certain conditions are met, as “qualified dividend income,” taxable to individual and certain other non-corporate shareholders at U.S. federal income tax rates of up to 20%.

In general, dividends may be reported by the fund as qualified dividend income if they are attributable to qualified dividend income received by the fund. Qualified dividend income, with respect to dividends received by a fund shareholder, generally means dividend income received from the fund’s investments, if any, in common and preferred stock of U.S. companies and stock of certain qualified foreign corporations, provided that certain holding period and other requirements are met by both the fund and the fund shareholder in question. The fund is permitted to acquire stock of corporations and instruments treated as stock of corporations for U.S. federal income tax purposes, and it is therefore possible that a portion of the fund’s distributions may be eligible for treatment as qualified dividend income.

A foreign corporation is treated as a qualified foreign corporation for this purpose if it is incorporated in a possession of the United States or it is eligible for the benefits of certain income tax treaties with the United States and meets certain additional requirements. Certain foreign corporations that are not otherwise qualified foreign corporations will be treated as qualified foreign corporations with respect to dividends paid by them if the stock with respect to which the dividends are paid is readily tradable on an established securities market in the United States. PFICs (including certain PFICs issuing insurance and reinsurance-related instruments) are not qualified foreign corporations for this purpose. Dividends received by the fund from REITs generally are not expected to qualify for treatment as qualified dividend income. Issuers of cell instruments are not expected to be treated as qualified foreign corporations for this purpose, and fund distributions of dividends and other distributions received on cell instruments are not expected to be eligible for qualified dividend income treatment.

A dividend that is attributable to qualified dividend income of the fund that is paid by the fund to a shareholder will not be taxable as qualified dividend income to such shareholder (1) if the dividend is received with respect to any share of the fund held for fewer than 61 days during the 121-day period beginning on the date which is 60 days before the date on which such share became ex-dividend with respect to such dividend, (2) to the extent that the shareholder is under an obligation (whether pursuant to a short sale or otherwise) to make related payments with respect to positions in substantially similar or related property, or (3) if the shareholder elects to have the dividend treated as investment income for purposes of the limitation on deductibility of investment interest. The “ex-dividend” date is the date on which the owner of the share at the commencement of such date is entitled to receive the next issued dividend payment for such share even if the share is sold by the owner on that date or thereafter.

Distributions by the fund in excess of the fund’s current and accumulated earnings and profits will be treated as a return of capital to the extent of (and in reduction of) the shareholder’s tax basis in its shares and any such amount in excess of that basis will be treated as gain from the sale of shares, as discussed below.

Certain dividends received by the fund from U.S. corporations (generally, dividends received by the fund in respect of any share of stock (1) with a tax holding period of at least 46 days during the 91-day period beginning on the date that is 45 days before the date on which the stock becomes ex-dividend as to that dividend and (2) that is held in an unleveraged position) and distributed and appropriately so reported by the fund may be eligible for the 70% dividends-received deduction generally available to certain corporations under the Code. Certain preferred stock must have a holding period of at least 91 days during the 181-day period beginning on the date that is 90 days before the date on which the stock becomes ex-dividend as to that dividend in order to be eligible for this corporate dividends-received deduction. Capital gain dividends distributed to the fund from other regulated investment companies are not eligible for the dividends-received deduction. The fund is permitted to acquire stock of U.S. domestic corporations, and it is therefore possible that a portion of the fund’s distributions may qualify for this deduction. In order to qualify for the deduction, corporate shareholders must meet the minimum holding period requirement stated above with respect to their fund shares, taking into account any holding period reductions from certain hedging or other transactions or positions that diminish their risk of loss with respect to their fund shares, and, if they borrow to acquire or otherwise incur debt attributable to fund shares, they may be denied a portion of the dividends-received deduction with respect to those shares. The entire dividend, including the otherwise deductible amount, will be included in determining the excess, if any, of a corporation’s adjusted current earnings over its alternative minimum taxable

48

income, which may increase a corporation’s alternative minimum tax liability. Any corporate shareholder should consult its tax adviser regarding the possibility that its tax basis in its shares may be reduced, for U.S. federal income tax purposes, by reason of “extraordinary dividends” received with respect to the shares and, to the extent such basis would be reduced below zero, current recognition of income may be required.

Distributions from net capital gains, if any, that are reported to a fund shareholder as capital gain dividends by the fund are taxable as long-term capital gains for U.S. federal income tax purposes without regard to the length of time the shareholder has held shares of the fund. Capital gain dividends distributed by the fund to individual and certain other noncorporate shareholders will be taxed as long-term capital gains, which are generally taxable to noncorporate taxpayers at U.S. federal income tax rates of up to 20%. A shareholder should also be aware that the benefits of the favorable tax rates applicable to long-term capital gains and qualified dividend income may be affected by the application of the alternative minimum tax to individual shareholders.

The U.S. federal income tax status of all distributions will be reported to shareholders annually.

A 3.8% Medicare contribution tax generally applies to all or a portion of the net investment income of a shareholder who is an individual and not a nonresident alien for federal income tax purposes and who has adjusted gross income (subject to certain adjustments) that exceeds a threshold amount ($250,000 if married filing jointly or if considered a “surviving spouse” for federal income tax purposes, $125,000 if married filing separately, and $200,000 in other cases). This 3.8% tax also applies to all or a portion of the undistributed net investment income of certain shareholders that are estates and trusts. For these purposes, interest, dividends and certain capital gains (among other categories of income) are generally taken into account in computing a shareholder’s net investment income.

Although dividends generally will be treated as distributed when paid, any dividend declared by the fund in October, November or December and payable to shareholders of record in such a month that is paid during January of the following calendar year will be treated for U.S. federal income tax purposes as received by shareholders on December 31 of the calendar year in which it was declared. In addition, certain distributions made after the close of a taxable year of the fund may be “spilled back” and treated for certain purposes as paid by the fund during such taxable year. In such case, however, shareholders generally will be treated as having received such dividends in the taxable year in which the distributions were actually made. For purposes of calculating the amount of a regulated investment company’s undistributed income and gain subject to the 4% excise tax described above, such “spilled back” dividends are treated as paid by the regulated investment company when they are actually paid.

For U.S. federal income tax purposes, the fund is permitted to carry forward indefinitely a net capital loss incurred in any taxable year to offset its capital gains, if any, in taxable years following the taxable year of the loss. To the extent subsequent capital gains are offset by such losses, they will not cause the fund to incur a U.S. federal income tax liability and may not be distributed as capital gain dividends to shareholders. Generally, the fund may not carry forward any losses other than net capital losses. Under certain circumstances, the fund may elect to treat certain losses as though they were incurred on the first day of the taxable year immediately following the taxable year in which they were actually incurred.

At the time of a purchase of fund shares, a portion of the purchase price paid by a fund shareholder may be attributable to unrealized appreciation in the fund’s portfolio, or to undistributed investment income or capital gains of the fund. Consequently, subsequent distributions by the fund with respect to these shares from such appreciation, investment income or gains may be taxable to such investor even if the net asset value of the investor’s shares is, as a result of the distributions, reduced below the investor’s cost for such shares and the distributions economically represent a return of a portion of the investment.

A repurchase by the fund of its shares from a shareholder generally is expected to be treated as a sale of the shares by the shareholder. If, however, the shareholder continues to own shares of the fund after the repurchase (including shares owned by attribution), and if the repurchase does not otherwise qualify under the Code for treatment as a sale of shares, some or all of the amounts received by a shareholder in a repurchase may be recharacterized either as an ordinary income dividend or as a capital gain dividend. There is also a risk that shareholders who do not participate in the

49

repurchase may be deemed to have received such a distribution as a result of their proportionate increase in the ownership of the fund. The fund will use its judgment in reporting repurchases as sales or deemed distributions of ordinary income dividends or capital gain dividends for U.S. federal income tax purposes, but the IRS may disagree with the fund’s reporting. Shareholders should consult their own tax advisers with reference to their individual circumstances to determine whether any particular transaction in fund shares (including a repurchase) is properly treated as a sale for tax purposes, as the following discussion assumes, and to ascertain the tax treatment of any gains or losses recognized in such transactions.

In general, if fund shares are sold, the shareholder will recognize gain or loss equal to the difference between the amount realized on the sale and the shareholder’s adjusted basis in the shares. Such gain or loss generally will be treated as long-term capital gain or loss if the shares were held for more than one year and otherwise generally will be treated as short-term capital gain or loss. Any loss recognized by a shareholder upon the sale or other disposition of shares with a tax holding period of six months or less will be treated as a long-term capital loss to the extent of any amounts treated as distributions to the shareholder of long-term capital gain with respect to such shares (including any amounts credited to the shareholder as undistributed capital gains).

The fund may report to the IRS the amount of proceeds that a shareholder receives from a repurchase of fund shares. The fund may also report the shareholder’s basis in those shares and whether any gain or loss that the shareholder realizes on the repurchase is short-term or long-term gain or loss. If a shareholder has a different basis for different shares of the fund in the same account (e.g., if a shareholder purchased fund shares in the same account at different times for different prices, including as the result of reinvestment of dividends), the fund will calculate the basis of the shares using its default method unless the shareholder has properly elected to use a different method. The fund’s default method for calculating basis will be the average basis method, under which the basis per share is reported as the average of the bases of all of the shareholder’s fund shares in the account. A shareholder may elect, on an account-by-account basis, to use a method other than average basis by following procedures established by the fund. If such an election is made on or prior to the date of the first repurchase of shares in the account and on or prior to the date that is one year after the shareholder receives notice of the fund’s default method, the new election will generally apply as if the average basis method had never been in effect for such account. If such an election is not made on or prior to such dates, the shares in the account at the time of the election will generally retain their averaged bases. Shareholders should consult their tax advisers concerning the tax consequences of applying the average basis method or electing another method of basis calculation.

Losses on repurchases of shares may be disallowed under “wash sale” rules in the event of other investments in the fund (including those made pursuant to reinvestment of distributions) within a period of 61 days beginning 30 days before and ending 30 days after a repurchase or other disposition of shares. In such a case, the disallowed portion of any loss generally would be included in the U.S. federal tax basis of the shares acquired in the other investments.

Under Treasury regulations, if a shareholder recognizes a loss with respect to fund shares of $2 million or more for an individual shareholder, or $10 million or more for a corporate shareholder, in any single taxable year (or certain greater amounts over a combination of years), the shareholder must file with the IRS a disclosure statement on IRS Form 8886. Shareholders who own portfolio securities directly are in many cases excepted from this reporting requirement but, under current guidance, shareholders of regulated investment companies are not excepted. A shareholder who fails to make the required disclosure to the IRS may be subject to adverse tax consequences, including substantial penalties. The fact that a loss is reportable under these regulations does not affect the legal determination of whether or not the taxpayer’s treatment of the loss is proper. Shareholders should consult with their tax advisers to determine the applicability of these regulations in light of their individual circumstances.

Shareholders that are exempt from U.S. federal income tax, such as retirement plans that are qualified under Section 401 of the Code, generally are not subject to U.S. federal income tax on fund dividends or distributions, or on repurchases of fund shares unless the fund shares are “debt-financed property” within the meaning of the Code. However, in the case of fund shares held through a non-qualified deferred compensation plan, fund dividends and distributions received by the plan and gains from repurchases of fund shares by the plan generally are taxable to the employer sponsoring such plan in accordance with the U.S. federal income tax laws that are generally applicable to shareholders receiving such dividends or distributions from regulated investment companies such as the fund.

50

A plan participant whose retirement plan invests in the fund, whether such plan is qualified or not, generally is not subject to tax on fund dividends or distributions received by the plan or on gains from repurchases of fund shares by the plan for U.S. federal income tax purposes. However, distributions to plan participants from a retirement plan account generally are taxable as ordinary income, and different tax treatment, including penalties on certain excess contributions and deferrals, certain pre-retirement and post-retirement distributions and certain prohibited transactions, is accorded to accounts maintained as qualified retirement plans. Shareholders should consult their tax advisers for more information.

Foreign exchange gains and losses realized by the fund in connection with certain transactions involving foreign currency-denominated debt securities, certain options, futures contracts, forward contracts and similar financial instruments relating to foreign currency, foreign currencies, or payables or receivables denominated in a foreign currency are subject to Section 988 of the Code, which generally causes such gains and losses to be treated as ordinary income and losses and may affect the amount, timing and character of distributions to shareholders. Under Treasury regulations that may be promulgated in the future, any gains from such transactions that are not directly related to the fund’s principal business of investing in stock or securities (or its options contracts or futures contracts with respect to stock or securities) may have to be limited in order to enable the fund to satisfy the 90% income test.

Certain investments made by the fund (including certain ILWs, catastrophe bonds and Structured Investments and cell instruments) may be treated as equity interests in PFICs for federal income tax purposes. In general, a PFIC is a foreign corporation (i) that earns at least 75% of its annual gross income from passive sources (such as interest, dividends, certain rents and royalties, or capital gains) or (ii) where at least 50% of its assets (computed based on average fair market value) either produce or are held for the production of passive income. If the fund acquires any equity interest (under Treasury regulations that may be promulgated in the future, generally including not only stock but also an option to acquire stock such as is inherent in a convertible bond) in a PFIC, the fund could be subject to U.S. federal income tax and additional interest charges on “excess distributions” received from the PFIC or on any gain recognized by the fund from the sale or other disposition of stock in the PFIC, even if all income or gain actually earned by the fund is timely distributed to its shareholders. The fund would not be able to pass through to its shareholders any credit or deduction for such a tax. Gains recognized by the fund from the sale or other disposition of stock of PFICs may also be treated as ordinary income.

A “qualified electing fund” election or a “mark to market” election may be available that would ameliorate these adverse tax consequences, but such elections could require the fund to recognize taxable income or gain (which would be subject to the distribution requirements applicable to regulated investment companies, as described above) without the concurrent receipt of cash. In order to satisfy the distribution requirements and avoid a tax on the fund, the fund may be required to liquidate portfolio securities that it might otherwise have continued to hold (potentially resulting in taxable gain or loss to the fund and potentially under disadvantageous circumstances), or the fund may be required to borrow cash. In order for the fund to make a qualified electing fund election with respect to a PFIC, the PFIC would have to agree to provide certain tax information to the fund on an annual basis, which it might not agree to do. If the fund makes a valid qualified electing fund election with respect to a PFIC, the fund will include in its income each year its pro rata share of the PFIC’s net capital gains (as long-term capital gain) and other earnings and profits (as ordinary income), whether or not any amounts are distributed from the PFIC to the fund. If the qualified electing fund election is made, actual cash distributions by the PFIC paid out of earnings and profits already included in taxable income will not be taken into account in determining the taxable income of the fund. Any gain or loss recognized by the fund from the sale or other disposition of stock of a PFIC for which the fund has made a qualified electing fund election will generally be treated as a capital gain or loss. Under proposed Treasury Regulations, certain income derived by the fund from a PFIC with respect to which the fund has made a qualified electing fund election would generally constitute qualifying income only to the extent the PFIC makes distributions of that income to the fund. If the fund makes a mark-to-market election with respect to a PFIC, the fund generally will include as ordinary income each taxable year the excess, if any, of the fair market value of its stock in the PFIC at the end of the year over its adjusted tax basis in that stock, and the fund generally will be allowed to take an ordinary loss in respect of the excess, if any, of its adjusted tax basis in that stock over the fair market value of that stock at the end of the year (but only to the extent of the net amount of income previously included by the fund as a result of the mark-to-market election). If the fund makes a mark-to-market election with respect to a PFIC, then any gain recognized by the fund from the sale or other disposition of the stock of a PFIC will generally be treated as ordinary income, and any loss so recognized will be treated as an ordinary loss to the extent of the net amount of income previously included by the fund as a result of the mark-to-market election. The fund may limit and/or manage its holdings in PFICs to limit its tax liability or maximize its after-tax return from these investments.

51

If a sufficient portion of the voting interests in a foreign issuer (including certain issuers of insurance- and reinsurance-related securities) are held by the fund, independently or together with certain other U.S. persons, that issuer may be treated as a CFC with respect to the fund, in which case the fund will be required to take into account each year, as ordinary income, its share of certain portions of that issuer’s income, whether or not such amounts are distributed. The fund may have to dispose of its portfolio securities (potentially resulting in the recognition of taxable gain or loss, and potentially under disadvantageous circumstances) to generate cash, or may have to borrow the cash, to meet its distribution requirements and avoid fund-level taxes. Under proposed Treasury Regulations, certain income derived by the fund from a CFC would generally constitute qualifying income only to the extent the CFC makes distributions of that income to the fund. In addition, some fund gains recognized from the sale or other disposition of interests in such an issuer may be treated as ordinary income. The fund may limit and/or manage its holdings in issuers that could be treated as CFCs in order to limit its tax liability or maximize its after-tax return from these investments.

If the fund invests in certain payment-in-kind securities, zero coupon securities, deferred interest securities or, in general, any other securities with original issue discount (or with market discount if the fund elects to include market discount in income currently), the fund generally must accrue income on such investments for each taxable year, which generally will be recognized by the fund as a component of its investment company taxable income prior to the receipt of the corresponding cash payments. However, the fund must distribute to its shareholders, at least annually, all or substantially all of its investment company taxable income (determined without regard to the deduction for dividends paid), including such accrued income, in order to be subject to tax as a regulated investment company under the Code and avoid U.S. federal income and excise taxes. Therefore, the fund may have to dispose of its portfolio securities, potentially under disadvantageous circumstances, to generate cash, or may have to borrow the cash, to satisfy distribution requirements. Such a disposition of securities may potentially result in additional taxable gain or loss to the fund.

The fund may invest to a significant extent in, or hold, debt instruments that are below investment grade or that are unrated, including debt instruments of issuers not currently paying interest or that are in default. Investments in debt instruments that are at risk of or are in default present special tax issues for the fund. Federal income tax rules are not entirely clear about issues such as when the fund may cease to accrue interest, original issue discount or market discount, when and to what extent deductions may be taken for bad debts or worthless securities, how payments received on debt instruments in default should be allocated between principal and interest and whether certain exchanges of debt instruments in a workout context are taxable events for U.S. federal income tax purposes. These and other issues will be addressed by the fund, in the event it invests in or holds such debt instruments, in order to seek to mitigate the risk that it fails to distribute sufficient income to preserve its ability to be subject to tax as a regulated investment company and incurs U.S. federal income or excise tax.

Options written or purchased and futures contracts entered into by the fund on certain securities, indices and foreign currencies, as well as certain forward foreign currency contracts and similar financial instruments, may cause the fund to recognize gains or losses from marking-to-market even though such options may not have lapsed or been closed out or exercised, or such futures or forward contracts or similar financial instruments may not have been performed or closed out. The tax rules applicable to these contracts, options and similar financial instruments may affect the characterization of some capital gains and losses realized by the fund as long-term or short-term. Certain options, futures and forward contracts and similar financial instruments relating to foreign currency may be subject to Section 988 of the Code, as described above, and accordingly may produce ordinary income or loss. Additionally, the fund may be required to recognize gain if an option, futures contract, forward contract, short sale or similar transaction that is not subject to the mark-to-market rules is treated as a “constructive sale” of an “appreciated financial position” held by the fund under Section 1259 of the Code. Any net mark-to-market gains and/or gains from constructive sales may also have to be distributed to satisfy the distribution requirements referred to above even though the fund may receive no corresponding cash amounts, possibly requiring the disposition of portfolio securities or borrowing to obtain the necessary cash. Such a disposition of securities may potentially result in additional taxable gain or loss to the fund. Losses on certain options, futures or forward contracts and similar financial instruments, and/or offsetting positions

52

(portfolio securities or other positions with respect to which the fund’s risk of loss is substantially diminished by one or more options, futures or forward contracts) may also be deferred under the tax straddle rules of the Code, which may also affect the characterization of capital gains or losses from straddle positions and certain successor positions as long-term or short-term. Certain tax elections may be available that would enable the fund to ameliorate some adverse effects of the tax rules described in this paragraph. The tax rules applicable to options, futures, forward contracts and straddles may affect the amount, timing and character of the fund’s income and gains or losses and hence of its distributions to shareholders.

The fund may be subject to withholding and other taxes imposed by foreign countries, including taxes imposed on interest, dividends and capital gains with respect to its investments in those countries. Any such taxes would, if imposed, reduce the yield on or return from those investments. Tax conventions between certain countries and the U.S. may reduce or eliminate such taxes in some cases. If more than 50% of the fund’s total assets at the close of any taxable year consist of stock or securities of foreign corporations, the fund may elect to pass through to its shareholders their pro rata shares of qualified foreign taxes paid by the fund for that taxable year. If the fund so elects, shareholders would be required to include such taxes in their gross incomes (in addition to the dividends and distributions they actually receive), would treat such taxes as foreign taxes paid by them, and as described below may be entitled to a tax deduction for such taxes or a tax credit, subject to a holding period requirement and other limitations under the Code.

Qualified foreign taxes generally include taxes that would be treated as income taxes under U.S. tax regulations but do not include certain taxes, such as stamp taxes, securities transaction taxes, and similar taxes. If the fund qualifies to make, and makes, the election described above, shareholders may deduct their pro rata portion of qualified foreign taxes paid by the fund for that taxable year in computing their income subject to U.S. federal income taxation or, alternatively, claim them as credits, subject to applicable limitations under the Code, against their U.S. federal income taxes. Shareholders who do not itemize deductions for U.S. federal income tax purposes will not, however, be able to deduct their pro rata portion of qualified foreign taxes paid by the fund, although such shareholders will be required to include their shares of such taxes in gross income if the fund makes the election described above. No deduction for such taxes will be permitted to individuals in computing their alternative minimum tax liability.

If the fund makes this election and a shareholder chooses to take a credit for the foreign taxes deemed paid by such shareholder, the amount of the credit that may be claimed in any taxable year may not exceed the same proportion of the U.S. tax against which such credit is taken that the shareholder’s taxable income from foreign sources (but not in excess of the shareholder’s entire taxable income) bears to his entire taxable income. For this purpose, long-term and short-term capital gains the fund realizes and distributes to shareholders will generally not be treated as income from foreign sources in their hands, nor will distributions of certain foreign currency gains subject to Section 988 of the Code or of any other income recognized by the fund that is deemed, under the Code, to be U.S.-source income in the hands of the fund. This foreign tax credit limitation may also be applied separately to certain specific categories of foreign-source income and the related foreign taxes. As a result of these rules, which may have different effects depending upon each shareholder’s particular tax situation, certain shareholders may not be able to claim a credit for the full amount of their proportionate share of the foreign taxes paid by the fund. Shareholders who are not liable for U.S. federal income taxes, including tax-exempt shareholders, will ordinarily not benefit from this election. If the fund does make the election, it will provide required tax information to shareholders. The fund generally may deduct any foreign taxes that are not passed through to its shareholders in computing its income available for distribution to shareholders to satisfy applicable tax distribution requirements.

The fund is required to withhold (as “backup withholding”) a portion of reportable payments, including dividends, capital gain distributions and the proceeds of repurchases of fund shares, paid to shareholders who have not complied with certain IRS regulations. The backup withholding rate is 28%. In order to avoid this withholding requirement, shareholders, other than certain exempt entities, must generally certify that the Social Security Number or other Taxpayer Identification Number they provide is their correct number and that they are not currently subject to backup withholding, or that they are exempt from backup withholding. The fund may nevertheless be required to backup withhold if it receives notice from the IRS or a broker that the number provided is incorrect or backup withholding is applicable as a result of previous underreporting of interest or dividend income.

53

Backup withholding is not an additional tax. Any amounts withheld may be credited against the applicable shareholder’s federal income tax liability, provided the appropriate information is timely furnished to the IRS.

Persons holding fund shares who are not U.S. persons may be subject to different U.S. federal income tax treatment, including a non-resident alien U.S. withholding tax at the rate of 30% or any lower applicable treaty rate on amounts treated as ordinary dividends from the fund (other than certain dividends reported by the fund as (i) interest-related dividends, to the extent such dividends are derived from the fund’s “qualified net interest income,” or (ii) short-term capital gain dividends, to the extent such dividends are derived from the fund’s “qualified short-term gain”) or, in certain circumstances, unless an effective IRS Form W-8BEN or other applicable and authorized U.S. nonresident withholding certificate is on file, to backup withholding on certain other payments from the fund. “Qualified net interest income” is generally the fund’s net income derived from U.S.-source interest and original issue discount, subject to certain exceptions and limitations. “Qualified short-term gain” generally means the excess of the net short-term capital gain of the fund for the taxable year over its net long-term capital loss, if any. Backup withholding will not be applied to payments that have been subject to the 30% (or lower applicable treaty rate) withholding tax described in this paragraph.

Unless certain non-U.S. entities that hold fund shares comply with IRS requirements that will generally require them to report information regarding U.S. persons investing in, or holding accounts with, such entities, a 30% withholding tax may apply to fund distributions payable to such entities and, after December 31, 2018, repurchase proceeds and certain capital gain dividends payable to such entities. A non-U.S. shareholder may be exempt from the withholding described in this paragraph under an applicable intergovernmental agreement between the U.S. and a foreign government, provided that the shareholder and the applicable foreign government comply with the terms of such agreement.

Income earned by a non-U.S. shareholder from the fund that is effectively connected with a trade or business conducted by the non-U.S. shareholder in the U.S. (“effectively connected income”) generally will be subject to federal income tax at the graduated rates applicable to U.S. citizens, residents or domestic corporations, whether such income is received in cash or reinvested in fund shares and, in the case of a non-U.S. corporation, may also be subject to a branch profits tax. If a non-U.S. shareholder is eligible to claim the benefits of a tax treaty with the U.S., any such effectively connected income generally will be subject to federal income tax on a net basis only if it is also attributable to a permanent establishment maintained by the non-U.S. shareholder in the U.S.

Shareholders should consult their own tax advisers on these matters and on state, local, foreign and other applicable tax laws.

If, as anticipated, the fund qualifies as a regulated investment company under the Code, it is expected that the fund not be subject to pay any Delaware corporation income tax; however, the fund may be subject to certain other state, local or foreign income, franchise or other taxes.

A state income (and possibly local income and/or intangible property) tax exemption is generally available to the extent the fund’s distributions are derived from interest on (or, in the case of intangible property taxes, to the extent the value of its assets is attributable to) certain U.S. government obligations, provided, in some states, that certain thresholds for holdings of such obligations and/or reporting requirements are satisfied. The fund will not seek to satisfy any threshold or reporting requirements that may apply in particular taxing jurisdictions, although the fund may in its sole discretion provide relevant information to shareholders.

54

NET ASSET VALUE

The NAV of the fund’s shares is determined by dividing the total value of the fund’s portfolio investments, plus cash and other assets, less any liabilities (including accrued expenses or dividends), by the total number of shares outstanding. The fund’s shares are valued as of a particular time (the “Valuation Time”) each day that the NYSE opens for business.1 The Valuation Time is ordinarily at the close of regular trading on the NYSE (normally 4:00 p.m. Eastern time). The fund’s most recent NAV is available on the fund’s website, www.citynationalrochdalefunds.com.

The Board of Trustees has approved procedures pursuant to which the fund will value its investments. In accordance with these procedures, the fund’s investments for which market quotations are readily available are valued at market value. Market values for various types of securities and other instruments are determined on the basis of closing prices or last sale prices on an exchange or other market, or based on quotes or other market information obtained from quotation reporting systems, established market makers, brokers, data delivery vendors, or pricing services. To the extent the fund invests in open-end management companies that are registered under the 1940 Act, the fund’s NAV will be calculated based upon the NAV of such funds. The prospectuses for such funds explain the circumstances under which they will use fair value pricing and its effects. Short-term debt securities, which have a maturity date of 60 days or less, are valued at amortized cost.

If market quotations are not readily available (including in cases where available market quotations are deemed to be unreliable or infrequent), the fund’s investments will be valued as determined in good faith pursuant to policies and procedures approved by the Board of Trustees (“fair value pricing”). In these circumstances, the fund determines fair value in a manner that seeks to reflect the market value of the security on the valuation date based on consideration of any information or factors it deems appropriate as further described below. For purposes of determining the fair value of securities, the fund may consider, without limitation: (i) indications or quotes from brokers, insurance companies, or reinsurance companies; (ii) valuations provided by a third-party pricing agent; (iii) internal models that take into consideration different factors determined to be relevant by the Adviser; or (iv) any combination of the above. Fair value pricing may require subjective determinations about the value of an asset or liability. The values of the fund’s investments in publicly traded foreign equity securities generally will be determined by a pricing service using pricing models designed to estimate likely changes in the values of those securities between the times in which the trading in those securities is substantially completed and the close of the NYSE. Fair values used to determine the fund’s NAV may differ from quoted or published prices, or from prices that are used by others, for the same investments. The use of fair value pricing may not always result in adjustments to the prices of securities or other assets or liabilities held by the fund.

It is possible that the fair value determined for a security may be materially different than the value that could be realized upon the sale of such security. Thus, fair valuation may have an unintended dilutive or accretive effect on the value of shareholders’ investments in the fund. Information that becomes known to the fund or its agents after the NAV has been calculated on a particular day will not be used to retroactively adjust the price of a security or the NAV determined earlier that day.

It is expected that a substantial portion of the fund’s investments will be in equity-linked notes issued by Special Purpose Entities which have no readily available market quotations. The Special Purpose Entities will hold ILWs, for which market quotations are not readily available, and/or catastrophe bonds, for which prices are generally readily available from third-party pricing services. The fund’s investments in equity-linked notes will priced using a fair valuation methodology and related procedures approve by the Board of Trustees. In pricing an equity-linked note, the fair valuation methodology includes a variety of inputs, including the price of each underlying ILW and/or catastrophe bond held in the Special Purpose Entity, the rate in which the equity-linked note participates in the appreciation or depreciation of the underlying ILWs and/or catastrophe bonds and the indirect fees and expenses indirectly borne by the fund on its investment in the Special Purpose Entity. The underlying ILWs are generally fair valued based upon a third party model that estimates risk dissipation rates and accrued premium income in respect of the ILWs. The fund’s fair value procedures provide that the Adviser’s Fair Value Committee will convene upon the occurrence of an event with the potential to impact an ILW or catastrophe bond to consider any fair value adjustments to the equity-linked note with exposure to the that ILW or catastrophe bond.

It is expected that a substantial portion of the fund’s investments will be U.S. dollar denominated investments. Investments initially valued in currencies other than the U.S. dollar are converted to U.S. dollars using exchange rates obtained from pricing services. As a result, the NAV of the fund’s shares may be affected by changes in the value of currencies in relation to the U.S. dollar. International markets are sometimes open on days when U.S. markets are closed, which means that the value of foreign securities owned by the fund could change on days when fund shares cannot be bought or sold. The value of investments traded in markets outside the U.S. or denominated in currencies

[1]	The NYSE is open from Monday through Friday, 9:30 a.m. to 4:00 p.m., Eastern Time, and will generally close on, and in observation of the following holidays: New Year’s Day, Martin Luther King, Jr. Day, Washington’s Birthday, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving Day and Christmas Day.

55

other than the U.S. dollar may be affected significantly on a day that the NYSE is closed, and the NAV of the fund’s shares may change on days when an investor is not able to purchase, shares or have their shares repurchased by the fund. The calculation of the fund’s NAV may not take place contemporaneously with the determination of the prices of foreign securities used in NAV calculations.

56

DESCRIPTION OF SHARES

The fund is authorized to issue an unlimited number of common shares, without par value. All shares have equal rights to the payment of dividends and other distributions and the distribution of assets upon liquidation. Shares, when issued and outstanding, will be fully paid and non-assessable. Shareholders are entitled to share pro rata in the net assets of the fund available for distribution to common shareholders upon liquidation of the fund. Common shareholders are entitled to one vote for each share held.

The Adviser provided the initial capital for the fund by purchasing shares of the fund. As of the date of this Prospectus, the Adviser owned 100% of the outstanding shares of the fund. The Adviser may be deemed to control the fund until such time as it owns less than 25% of the outstanding shares of the fund.

57

CERTAIN PROVISIONS OF THE AGREEMENT AND DECLARATION OF TRUST AND BY-LAWS

The Declaration of Trust includes provisions that could have the effect of limiting the ability of other entities or persons to acquire control of the fund or to change the composition of its Board of Trustees and could have the effect of depriving shareholders of an opportunity to sell their shares at a premium over prevailing market prices by discouraging a third party from seeking to obtain control of the fund.

Although the fund is not required to hold annual meetings of its shareholders, except as required by law, a special meeting of shareholders may be called at any time by the Chairman, President or Trustees of the fund. A special meeting of shareholders may also be called by the Secretary of the fund at the written request of shareholders holding at least a majority of the outstanding shares entitled to vote at such meeting, under certain circumstances, as provided in the Declaration of Trust or in the By-Laws.

A Trustee may be removed from office only (i) by action of at least a majority of the remaining Trustees if such removal is approved by the action of at least three-quarters (3/4) of the outstanding shares, or (ii) by the action of at least three-quarters (3/4) of the remaining Trustees, specifying the date when such removal shall become effective.

The Declaration of Trust provides for shareholder voting as required by the 1940 Act or other applicable laws but otherwise permits, consistent with Delaware law, actions by the Trustees without seeking the consent of shareholders. The Trustees may, without shareholder approval, where approval of shareholders is not otherwise required under the 1940 Act, merge or consolidate the fund into other entities, reorganize the fund into another trust or entity or a series or class of another entity, sell the assets of the fund to another entity, or terminate the fund.

The fund may be converted to an open-end investment company at any time by a vote of the outstanding shares. Conversion of the fund to an open-end investment company would require the affirmative vote of three-quarters (3/4) of the Trustees the in office, followed by a favorable vote of the holders of at least a majority of fund’s outstanding shares. Such a vote also would satisfy a separate requirement in the 1940 Act that the change be approved by the shareholders. Shareholders of an open-end investment company may require the company to redeem their shares of common stock at any time (except in certain circumstances as authorized by or under the 1940 Act) at their net asset value, or net asset value per share less such redemption charge, if any, as might be in effect at the time of a redemption. All such redemptions generally will be made in cash. If the fund is converted to an open-end investment company, it could be required to liquidate portfolio securities to meet requests for redemption.

Conversion to an open-end investment company would also require changes in certain of the fund’s investment policies and restrictions, such as those relating to leverage and the purchase of illiquid securities.

The Declaration of Trust requires the favorable vote of the holders of at least three-quarters (3/4) of the outstanding shares of the fund to approve, adopt or authorize certain transactions with 5% or greater holders of the outstanding shares of the fund and their affiliates or associates. For purposes of these provisions, a 5% or greater holder of the outstanding shares of the fund (a “Principal Shareholder”) refers to any person who, whether directly or indirectly and whether alone or together with its affiliates and associates, beneficially owns 5% or more of the outstanding shares of the fund. The 5% holder transactions subject to these special approval requirements are:

•	the merger or consolidation of the fund or any subsidiary of the fund with or into any Principal Shareholder;

•	the issuance of any securities of the fund to any Principal Shareholder for cash, other than pursuant to a dividend reinvestment or similar plan available to all shareholders of the fund;

•	the sale, lease or exchange of all or any substantial part of the assets of the fund to any Principal Shareholder, except assets having an aggregate fair market value of less than $1,000,000, aggregating for the purpose of such computation all assets sold, leased or exchanged in any series of similar transactions within a 12-month period; and

•	the sale, lease or exchange to the fund or any subsidiary of the fund, in exchange for securities of the fund, of any assets of any Principal Shareholder, except assets having an aggregate fair market value of less than $1,000,000, aggregating for purposes of such computation all assets sold, leased or exchanged in any series of similar transactions within a 12-month period.

58

ADMINISTRATOR, FUND ACCOUNTING AGENT, DISTRIBUTOR, CUSTODIAN AND TRANSFER AGENT

SEI Investments Global Funds Services, located at One Freedom Valley Drive, Oaks, Pennsylvania 19456, serves as the fund’s administrator and fund accounting agent (the “Administrator”). SEI Investments Distribution Co., located at One Freedom Valley Drive, Oaks, Pennsylvania 19456, serves as the fund’s distributor (the “Distributor”). U.S. Bank, N.A., located at 1555 N. Rivercenter Drive, Milwaukee, Wisconsin 53212, serves as the fund’s custodian (the “Custodian”). U.S. Bancorp Fund Services, LLC, located at 615 East Michigan Street, Milwaukee, Wisconsin 53202, serves as the fund’s transfer agent (the “Transfer Agent”).

The Adviser or the fund compensates the Distributor for its services. The fund compensates the Custodian and the Transfer Agent for their services.

59

TABLE OF CONTENTS FOR THE STATEMENT OF ADDITIONAL INFORMATION

60

PRIVACY PRINCIPLES

The fund knows our shareholders expect and rely upon us to maintain the confidentiality and privacy of all of the information about them in our possession and control. Maintaining the trust and confidence of our shareholders is our highest priority. We have adopted and published the fund’s Statement of Privacy Principles to guide our conduct when we collect, use, maintain or release shareholder information and to assist our shareholders and others to better understand our privacy practices in general and as they apply to nonpublic personal information in particular. Certain information regarding the fund’s Privacy Principles is summarized below.

We will obey all applicable laws respecting the privacy of nonpublic personal information and will comply with the obligations of the law respecting nonpublic personal information provided to us. We collect, use and retain the information, including nonpublic personal information, about our shareholders and prospective shareholders that we believe is necessary for us to understand and better meet their financial needs and requests, to administer and maintain their accounts, to provide them with our products and services, to anticipate their future needs, to protect them and us from fraud or unauthorized transactions, and to meet legal requirements.

We may share information regarding our shareholders with our affiliates as permitted by law because some of our products and services are delivered through or in conjunction with our affiliates. We instruct our colleagues to limit the availability of all shareholder information within our organization to those colleagues responsible for servicing the needs of the shareholder and those colleagues who reasonably need such information to perform their duties and as required or permitted by law.

We do provide shareholder information, including nonpublic personal information, to our vendors and other outside service providers whom we use when appropriate or necessary to perform and enhance our shareholder services. When we provide shareholder information to anyone outside our organization, we only do so as required or permitted by law. We require all of our vendors and service providers who receive shareholder information from us to agree to maintain the information in confidence, to limit the use and dissemination of the information to the purpose for which it is provided and to abide by the law. To the extent permitted by law, we undertake to advise a shareholder of any government or other legal process served on us requiring disclosure of information about that shareholder.

Except as stated above, we limit our disclosure of nonpublic personal information to third parties to the following circumstances: (i) when requested to do so by the shareholder; (ii) when necessary, in our opinion, to effect, administer, or enforce a shareholder initiated transaction; and (iii) when required or permitted to do so by law or regulation, including authorized requests from government agencies and if we are the victim of fraud or otherwise suffer loss caused by the unlawful act of the shareholder.

A full copy of the fund’s Statement of Privacy Principles is available at www.citynationalrochdalefunds.com. Should you have any questions regarding the fund’s Privacy Principles, please contact your investment professional or the fund at 1-888-889-0799.

P-1

City National Rochdale Select Strategies Fund

PROSPECTUS

[                    ]

You should rely only on the information contained in or incorporated by reference into this prospectus. The fund has not authorized any other person to provide you with different information. If anyone provides you with different or inconsistent information, you should not rely on it.

The information in this Statement of Additional Information is not complete and may be changed. We may not sell these securities until the registration statement filed with the Securities and Exchange Commission is effective. This Statement of Additional Information is not an offer to sell these securities and is not soliciting an offer to buy these securities in any state where the offer or sale is not permitted.

City National Rochdale Select Strategies Fund

400 Park Avenue

New York, New York 10022

STATEMENT OF ADDITIONAL INFORMATION

[                    ]

City National Rochdale Select Strategies Fund (the “fund”) is a continuously offered, non-diversified, closed-end management investment company that is operated as an interval fund.

This statement of additional information (this “SAI”) related to the shares does not constitute a prospectus, but should be read in conjunction with the prospectus relating thereto, dated [                    ] (the “Prospectus”). This SAI does not include all information that a prospective investor should consider before purchasing shares, and investors should obtain and read the Prospectus prior to purchasing such shares. A copy of the Prospectus may be obtained without charge by calling 1-888-889-0799 or by written request to the fund at 400 Park Avenue, New York, New York 10022. You may also obtain a copy of the Prospectus from our website at: www.citynationalrochdalefunds.com.

FUND HISTORY

The fund is a continuously offered, non-diversified, closed-end management investment company that is operated as an interval fund. The fund was organized as a Delaware statutory trust on December 1, 2016. City National Rochdale, LLC (“City National Rochdale” or the “Adviser”) is the fund’s investment adviser.

USE OF PROCEEDS

The fund will invest the proceeds of the offering of shares in accordance with the fund’s investment objective and principal investment strategies as stated in this Prospectus. It is presently anticipated that the fund will be able to fully invest all of the proceeds according to its investment objective and strategies within approximately three to six months after receipt of the proceeds, depending on the amount and timing of proceeds available to the fund as well as the availability of investments consistent with the fund’s investment objective and strategies. Pending investment, all or a portion of the proceeds may be invested in U.S. government securities or high grade, short-term money market instruments.

INVESTMENT POLICIES, RISKS AND RESTRICTIONS

The Prospectus presents the investment objective and the principal investment strategies and risks of the fund. This section supplements the disclosure in the Prospectus and provides additional information on the fund’s investment policies or restrictions. Restrictions or policies stated as a maximum percentage of the fund’s assets are only applied immediately after a portfolio investment to which the policy or restriction is applicable (other than the limitation on borrowing). Accordingly, any later increase or decrease in a percentage resulting from a change in values, net assets or other circumstances will not be considered in determining whether the investment complies with the fund’s restrictions and policies.

PRINCIPAL INVESTMENT STRATEGIES

Structured Reinsurance Investments

Reinsurance involves the practice of insurers or reinsurers transferring portions of risk portfolios to other parties by agreement in order to reduce the likelihood of having to pay a large obligation resulting from an insurance claim. The intent of reinsurance is for an insurance or reinsurance company to reduce the risks associated with underwritten policies by spreading risks across alternative institutions. The party seeking reinsurance is known as the ceding party. The party that accepts a portion of the potential obligation in exchange for a share of the insurance premium is known as the reinsurer.

The fund expects to gain a significant percentage of its exposure to Industry Loss Warranties (“ILWs”) and catastrophe bonds indirectly through investment in structured reinsurance investments (“Structured Investments”), such as equity-linked notes and preferred shares, issued by insurance company segregated accounts or special purpose vehicles (“Special Purpose Entities”) whose return is tied to underlying ILWs and/or catastrophe bonds.

Structured Investments are privately structured securities utilized to gain exposure to the reinsurance market. These customizable instruments facilitate risk-transfer from insurance markets to capital marker investors. The fund, as holder of a Structured Investment, would participate in the premiums and losses associated with the underlying ILWs and/or catastrophe bonds. The fund may have exposure to derivatives, including event-linked swaps used for hedging purposes through its investments in Structured Investments. Structured Investments generally will be considered illiquid investments by the fund.

The Adviser expects to have full transparency into each ILW, catastrophe bond and/or event-linked swap held by each Special Purpose Entity in which the fund may make a Structured Investment.

The reinsurance market is highly cyclical, with coverage being written at the beginning of the year and midyear for coverage for the following 12 months. The pricing of reinsurance is also highly cyclical as premiums for reinsurance coverage are driven, in large part, by insurers’ recent loss experience.

Industry Loss Warranties

ILWs are a type of short-term reinsurance contract whereby one party agrees to a set payment to its counterparty if insurance industry losses, as determined by an independent, third-party assessor, exceed a specified trigger amount. ILWs are instruments that are privately negotiated among insurance companies, corporations, financial investors and public entities that seek to minimize commercial disruption in the event of the occurrence of natural disasters that negatively impact business operations. ILWs typically cover, among other things, natural catastrophe events, such as tornadoes, hurricanes, typhoons and windstorms in the United States, Japan and Europe, and earthquakes in the United States and Japan.

The Adviser expects that all or substantially all of the ILWs in which the fund directly or indirectly invests will be fully collateralized by third parties counterparties.

The fund will directly or indirectly invest in ILWs, which, by their nature, are exposed to catastrophic risks that can lead to binary performance of individual transactions. Events that trigger most payouts with respect to ILWs are rare and as such the probability of their occurrence may be difficult to predict. In particular, the performance of ILWs depends on determination of industry losses by a recognized third-party assessor. This dependency may cause substantial delays in either releasing the ILW collateral and premium funds to the fund or paying it to the reinsured party, as the third-party assessor may require time to issue its findings of industry losses.

Contracts for ILWs typically contain clauses that allow collateral release upon review of certain loss thresholds relative to certain time intervals—the “loss development period.” For instance, if a third party assessor estimates at a set point in time that industry-insured losses for the relevant specific event are $15 billion, and the ILW transaction in question is triggered at an industry loss of more than $30 billion, the ILW collateral would normally be released at the time of such determination. In general, if the initial estimated loss is less than 50% of the trigger value, the ILW is released at the defined date of estimation; otherwise, release may be delayed. The Adviser anticipates that the majority of the ILWs in which the fund will have exposure will be structured so as to release collateral either at the defined date of estimation, assuming no losses or within a twenty-four month loss development period. The Adviser will seek to gain exposure to ILW commitments structured to limit any conditional lock-up period to the extent commercially reasonable, but there can be no assurance such conditional lock-up period will coincide with the intended duration of the fund’s investment. It is not expected that any delay will have a material impact on the fund’s ability to make required distributions in order to qualify as a regulated investment company.

Generally, there will be no readily-available market for ILWs. ILWs will be considered illiquid securities by the fund.

Catastrophe Bonds

The fund may invest directly or indirectly in catastrophe bonds, which sometimes are referred to as insurance-linked bonds or event-linked bonds. Catastrophe bonds are instruments that transfer risk from an issuer (such as an insurance company or a reinsurance company) to capital markets investors.

Catastrophe bonds are often structured as floating rate debt obligations for which the return of principal and the payment of interest are contingent on the non-occurrence of a pre-defined “trigger” event, such as a hurricane or an earthquake of a specific magnitude. The trigger event’s magnitude may be based on losses to a company or industry, industry indexes or readings of scientific instruments, or may be based on specified actual losses. If a trigger event, as defined within the terms of a catastrophe bond, occurs, the fund may lose a portion or all of its accrued interest and/or principal invested in such catastrophe bond or investment in Structured Investments with exposure to such catastrophe bond. The fund is entitled to receive principal and interest payments so long as no trigger event occurs of the description and magnitude specified by the instrument.

Triggering events are typically defined by three criteria: an event; a geographic area in which the event must occur; and a threshold of economic or physical loss (either actual or modeled) caused by the event, together with a method to measure such loss. Generally, the event is either a natural or non-natural peril of a kind that results in significant physical or economic loss. Natural perils include disasters such as hurricanes, earthquakes, windstorms, fires and floods. Non-natural perils include disasters resulting from human activity, such as commercial and industrial accidents or business interruptions. Some catastrophe bonds reference only a single event. Other catastrophe bonds may reference multiple events, the occurrence of any one (or other number) of which would satisfy those criteria. Or, a catastrophe bond may not specify a particular peril. In these cases, only the geographic area and threshold of physical or economic loss determines whether a trigger event has occurred.

•	Indemnity triggers. Indemnity triggers are based on losses paid and reserved for by an identified insurance company. Generally, the identified company sponsored the special purpose vehicle issuing the catastrophe bonds. The trigger event would be considered to have occurred only if that company’s losses on catastrophic insurance claims exceeded a certain threshold of insured claims. If the company’s losses (paid and reserved for) were less than the pre-determined aggregate amount, then the trigger event would not be considered to have occurred and the fund would be entitled to recover its principal plus accrued but unpaid interest. Indemnity triggers require investors and rating agencies to understand the risks of the insurance and reinsurance policies underwritten by the company, which may be difficult to obtain and ascertain, particularly in the case of complex commercial insurance and reinsurance policies. In addition, catastrophe bond investors are dependent upon the company’s ability to estimate and settle catastrophe claims in a manner that would not be disadvantageous to investors’ interests.

•	Index triggers. Index triggers are based on pre-defined formulas, which eliminate the risks relating to a company’s insurance claims-handling practices and potential information barriers. However, investors are dependent upon the accuracy of the models and other information received from reporting services used to calculate the loss or metric. Index triggers follow one of the three broad approaches: modeled-loss, industry-loss and parametric.

•	Modeled-Loss. Modeled-loss triggers are based upon a catastrophe-modeling firm’s database estimate of a hypothetical company’s losses based on a model policy portfolio.

•	Industry Loss. Industry loss triggers are based upon the estimated loss for the insurance industry as a whole from a particular catastrophe. Estimates are derived from a reporting service, such as Property Claim Services.

•	Parametric. Parametric triggers are based upon the occurrence of a catastrophic event with certain defined physical parameters (e.g., wind speed of a hurricane, as measured from a pre-determined location, or magnitude of an earthquake, as measured from a pre-determined location).

•	Hybrid triggers. Hybrid triggers involve more than one metric of physical or economic loss in a single catastrophe bond transaction. For example, after the occurrence of a qualifying U.S. earthquake, a modeled-loss index is used to establish a company’s overall market share, and then applied to the industry-loss index associated with the qualifying event to determine any principal reduction. Hybrid triggers may be more complicated and difficult to understand for investors, and involve the applicable risks associated with the types of triggers described above.

Catastrophe bonds may be issued by government agencies, insurance companies, reinsurers, special purpose corporations or other U.S. or non-U.S. entities. In addition to the specified trigger events, catastrophe bonds may also expose the fund to certain unanticipated risks, including but not limited to issuer (credit) default, adverse regulatory or jurisdictional interpretations and adverse tax consequences. Catastrophe bonds are subject to the risk that the model used to calculate the probability of a trigger event was not accurate and underestimated the likelihood of a trigger event. This may result in more frequent and greater than expected loss of principal and/or interest, which would adversely impact the fund’s total returns. Further, to the extent there are events that involve losses or other metrics, as applicable, that are at, or near, the threshold for a trigger event, there may be some delay in the return of principal and/or interest until it is determined whether a trigger event has occurred. Finally, to the extent there is a dispute concerning the definition of the trigger event relative to the specific manifestation of a catastrophe, there may be losses or delays in the payment of principal and/or interest on the catastrophe bond. Lack of a liquid market for these instruments may impose the risk of higher transactions costs and the possibility that the fund may be forced to liquidate positions when it would not be advantageous to do so.

Catastrophe bonds are often rated by at least one nationally recognized statistical rating organization (“NRSRO”), but also may be unrated. Although each rating agency utilizes its own general guidelines and methodology to evaluate the risks of a catastrophe bond, the average rating in the current market for catastrophe bonds is “BB” by Standard & Poor’s Rating Group (or the equivalent rating for another rating agency). However, there are catastrophe bonds rated higher or lower than “BB.” Securities rated BB or lower are considered to be below investment grade.

The fund’s investments in catastrophe bonds generally will be rated B, BB or BBB at the time of purchase, although the fund may invest in catastrophe bonds rated higher or lower than these ratings, as well as catastrophe bonds that are unrated. The rating for a catastrophe bond primarily reflects the rating agency’s calculated probability that a trigger event will occur. This rating also assesses the catastrophe bond’s credit risk and the model used to calculate the probability of a trigger event. Catastrophe bonds are often rated below investment grade or unrated. It is expected that the fund will invest in catastrophe bonds that are rated below investment grade or are unrated, but determined by the Adviser to be of comparable credit quality as below investment grade.

The Adviser expects that the majority of the fund’s direct or indirect investments in catastrophe bonds will be held in collateral trust accounts in conjunction with the formal bond offering. The Adviser also expects that funds within such collateral account generally will be assigned by way of security interest to a trustee pursuant to a deed of charge.

Other Investment Companies

The fund may invest in the securities of other registered investment companies, including exchange-traded funds (“ETFs”) and money market funds, to the extent that such investments are consistent with the fund’s investment objective and policies and permissible under the Investment Company Act of 1940, as amended (the “1940 Act”), and the rules thereunder. Investment in other registered investment companies may provide the fund with exposure to segments of the insurance and reinsurance market represented by another fund at times when the fund might not be able to buy the particular type of securities directly. Investing in other investment companies subjects the fund to the risks of investing in the underlying securities held by those investment companies. The fund, as a holder of the securities of other investment companies, will bear its pro rata portion of the other investment companies’ expenses, including advisory fees. These expenses are in addition to the direct expenses incurred by the fund.

OTHER INVESTMENTS

Debt Investments

As part of its regular investment program, the fund can invest directly or indirectly in debt investments other than insurance and reinsurance-linked securities. The fund may have exposure to debt securities of U.S. or foreign issuers. These debt securities may have fixed or floating interest rates; may or may not be collateralized; and may be below investment grade or, if unrated, determined by the Adviser to be of comparable quality. The fund has no limits as to the maturity of debt securities in which the fund may invest directly or indirectly or as to the market capitalization range of the issuers. The fund does not have investment policies establishing specific maturity ranges for its investments, and it may be within any maturity range (short, medium or long) depending on the Adviser’s evaluation of investment opportunities available within the debt securities markets.

The values of debt securities (and other income-producing securities, such as preferred securities and convertible securities) to which the fund is exposed change in response to interest rate changes. In general, the value of a debt security is likely to fall as interest rates rise. This risk is generally greater for obligations with longer maturities or for debt securities that do not pay current interest (such as zero-coupon securities). Debt securities with floating interest rates can be less sensitive to interest rate changes, although, to the extent the fund’s income is based on short-term interest rates that fluctuate over short periods of time, income received by the fund may decrease as a result of a decline in interest rates. In response to an interest rate decline, debt securities that provide the issuer with the right to call or redeem the security prior to maturity may be called or redeemed. If a debt security is repaid more quickly than expected, the fund may not be able to reinvest the proceeds at the same interest rate, reducing the potential for gain. When interest rates increase or for other reasons, debt securities may be repaid more slowly than expected. As a result, the maturity of the debt instrument is extended, increasing the potential for loss.

Interest rate changes can be sudden and unpredictable, and the fund may lose money if these changes are not anticipated by the Adviser. A wide variety of factors can cause interest rates to fluctuate (e.g., central bank monetary policies, inflation rates, general economic conditions, and market developments) and debt securities may be difficult to value during such periods. In recent periods, governmental financial regulators, including the U.S. Federal Reserve, have taken steps to maintain historically low interest rates by purchasing bonds. Steps by those regulators to curtail or “taper” such activities could have a material adverse effect on prices for debt securities and on the management of the fund.

In addition, while debt securities markets have consistently grown over the past three decades, the capacity for traditional dealer counterparties to engage in debt securities trading has not kept pace and in some cases has decreased. As a result, dealer inventories of debt securities, which provide a core indication of the ability of financial intermediaries to “make markets,” are at or near historic lows in relation to market size. Because market makers provide stability to a market through their intermediary services, any significant reduction in dealer inventories could potentially lead to decreased liquidity and increased volatility in the debt securities markets.

Floating Rate Investments

Floating rate investments are securities and other instruments with interest rates that adjust or “float” periodically based on a specified interest rate or other reference and include repurchase agreements, money market securities and shares of money market and short-term bond funds. For purposes of the fund’s investment policies, the fund considers as floating rate instruments adjustable rate securities, fixed rate securities with durations of less than or equal to one year and funds that invest primarily in floating rate instruments.

Floating Rate Loans

A floating rate loan is typically originated, negotiated and structured by a U.S. or foreign commercial bank, insurance company, finance company or other financial institution for a group of investors. The financial institution typically acts as an agent for the investors, administering and enforcing the loan on their behalf. In addition, an institution, typically but not always the agent, holds any collateral on behalf of the investors.

The interest rates are adjusted based on a base rate plus a premium or spread or minus a discount. The base rate usually is the London Interbank Offered Rate (“LIBOR”), the Federal Reserve federal funds rate, the prime rate or other base lending rates used by commercial lenders. LIBOR usually is an average of the interest rates quoted by several designated banks as the rates at which they pay interest to major depositors in the London interbank market on U.S. dollar-denominated deposits.

Floating rate loans include loans to corporations and institutionally traded floating rate debt obligations issued by an asset-backed pool, and interests therein. The fund may invest in loans in different ways. The fund may: (i) make a direct investment in a loan by participating as one of the lenders; (ii) purchase an assignment of a loan; or (iii) purchase a participation interest in a loan.

Direct investment in loans. It can be advantageous to the fund to make a direct investment in a loan as one of the lenders. When a new issue is purchased, such an investment is typically made at par. This means that the fund receives a return at the full interest rate for the loan. Secondary purchases of loans may be made at par, at a premium from par or at a discount from par. When the fund invests in an assignment of, or a participation interest in, a loan, the fund may pay a fee or forgo a portion of the interest payment. Consequently, the fund’s return on such an investment may be lower than it would have been if the fund had made a direct investment in the underlying corporate loan. The fund may be able, however, to invest in corporate loans only through assignments or participation interests at certain times when reduced direct investment opportunities in corporate loans may exist. At other times, however, such as recently, assignments or participation interests may trade at significant discounts from par.

Assignments. An assignment represents a portion of a loan previously attributable to a different lender. The purchaser of an assignment typically succeeds to all the rights and obligations under the loan agreement of the assigning investor and becomes an investor under the loan agreement with the same rights and obligations as the assigning investor. Assignments may, however, be arranged through private negotiations between potential assignees and potential assignors, and the rights and obligations acquired by the purchaser of an assignment may differ from, and be more limited than, those held by the assigning investor.

Participation interests. Participation interests are interests issued by a lender or other financial institution, which represent a fractional interest in a corporate loan. The fund may acquire participation interests from the financial institution or from another investor. The fund typically will have a contractual relationship only with the financial institution that issued the participation interest. As a result, the fund may have the right to receive payments of principal, interest and any fees to which it is entitled only from the financial institution and only upon receipt by such entity of such payments from the borrower. In connection with purchasing a participation interest, the fund generally will have no right to enforce compliance by the borrower with the terms of the loan agreement, nor any rights with respect to any funds acquired by other investors through set-off against the borrower and the fund may not directly benefit from the collateral supporting the loan in which it has purchased the participation interest. As a result, the fund may assume the credit risk of both the borrower and the financial institution issuing the participation interest. In the event of the insolvency of the financial institution issuing a participation interest, the fund may be treated as a general creditor of such entity.

Other information about floating rate loans. Loans typically have a senior position in a borrower’s capital structure. The capital structure of a borrower may include loans, senior unsecured loans, senior and junior subordinated debt, preferred stock and common stock, typically in descending order of seniority with respect to claims on the borrower’s assets. Although loans typically have the most senior position in a borrower’s capital structure, they remain subject to the risk of non-payment of scheduled interest or principal.

Such non-payment would result in a reduction of income to the fund, a reduction in the value of the investment and a potential decrease in the NAV of the fund. There can be no assurance that the liquidation of any collateral securing a loan would satisfy a borrower’s obligation in the event of non-payment of scheduled interest or principal payments, or that such collateral could be readily liquidated. In the event of bankruptcy of a borrower, the fund could experience delays or limitations with respect to its ability to realize the benefits of the collateral securing a loan. Although a loan may be senior to equity and other debt securities in an issuer’s capital structure, such obligations may be structurally subordinated to obligations of the issuer’s subsidiaries. For example, if a holding company were to issue a loan, even if that issuer pledges the capital stock of its subsidiaries to secure the obligations under the loan, the assets of the operating companies are available to the direct creditors of an operating company before they would be available to the holders of the loan issued by the holding company.

In order to borrow money pursuant to a loan, a borrower will frequently, for the term of the loan, pledge collateral, including but not limited to, (i) working capital assets, such as accounts receivable and inventory; (ii) tangible fixed assets, such as real property, buildings and equipment; (iii) intangible assets, such as trademarks and patent rights (but excluding goodwill); and (iv) security interests in shares of stock of subsidiaries or affiliates. In the case of loans made to non-public companies, the company’s shareholders or owners may provide collateral in the form of secured guarantees and/or security interests in assets that they own. In many instances, a loan may be secured only by stock in the borrower or its subsidiaries. Collateral may consist of assets that may not be readily liquidated, and there is no assurance that the liquidation of such assets would satisfy fully a borrower’s obligations under a loan.

In the process of buying, selling and holding loans, the fund may receive and/or pay certain fees. Any fees received are in addition to interest payments received and may include facility fees, commitment fees, commissions and prepayment penalty fees. When the fund buys a loan it may receive a facility fee and when it sells a loan it may pay a facility fee. On an ongoing basis, the fund may receive a commitment fee based on the undrawn portion of the underlying line of credit portion of a loan. In certain circumstances, the fund may receive a prepayment penalty fee upon the prepayment of a loan by a borrower. Other fees received by the fund may include covenant waiver fees and covenant modification fees.

A borrower must comply with various restrictive covenants contained in a loan agreement or note purchase agreement between the borrower and the holders of the loan. Such covenants, in addition to requiring the scheduled payment of interest and principal, may include restrictions on dividend payments and other distributions to stockholders, provisions requiring the borrower to maintain specific minimum financial ratios, and limits on total debt.

In a typical loan, the agent administers the terms of the loan agreement. In such cases, the agent is normally responsible for the collection of principal and interest payments from the borrower and the apportionment of these payments to the credit of all institutions that are parties to the loan agreement. The fund will generally rely upon the agent or an intermediate participant to receive and forward to the fund its portion of the principal and interest payments on the loan. Furthermore, unless the fund has direct recourse against the borrower, the fund will rely on the agent and the other investors to use appropriate credit remedies against the borrower.

For some loans, such as revolving credit facility loans (“revolvers”), an investor may have certain obligations pursuant to the loan agreement that may include the obligation to make additional loans in certain circumstances. The fund generally will reserve against these contingent obligations by segregating or otherwise designating a sufficient amount of permissible liquid assets. Delayed draw term loans are similar to revolvers, except that once drawn upon by the borrower during the commitment period, they remain permanently drawn and become term loans. A prefunded L/C term loan is a facility created by the borrower in conjunction with an agent, with the loan proceeds acting as collateral for the borrower’s obligations in respect of the letters of credit. Each participant in a prefunded L/C term loan fully funds its commitment amount to the agent for the facility.

The fund may acquire interests in loans that are designed to provide temporary or “bridge” financing to a borrower pending the sale of identified assets or the arrangement of longer-term loans or the issuance and sale of debt obligations. Bridge loans often are unrated. The fund may also invest in loans of borrowers that have obtained bridge loans from other parties. A borrower’s use of bridge loans involves a risk that the borrower may be unable to locate permanent financing to replace the bridge loan, which may impair the borrower’s perceived creditworthiness.

From time to time, the Adviser and its affiliates may borrow money from various banks in connection with their business activities. Such banks may also sell interests in loans to or acquire them from the fund or may be intermediate participants with respect to loans in which the fund owns interests. Such banks may also act as agents for loans held by the fund.

Inverse Floating Rate Securities

The fund may invest in inverse floating rate obligations. The interest on an inverse floater resets in the opposite direction from the market rate of interest to which the inverse floater is indexed.

An inverse floater may be considered to be leveraged to the extent that its interest rate varies by a magnitude that exceeds the magnitude of the change in the index rate of interest. The higher degree of leverage inherent in inverse floaters is associated with greater volatility in their market values.

U.S. Government Securities

U.S. government securities in which the fund invests include debt obligations of varying maturities issued by the U.S. Treasury or issued or guaranteed by an agency, authority or instrumentality of the U.S. government, including the Federal Housing Administration, Federal Financing Bank, Farm Service Agency, Export-Import Bank of the U.S., Small Business Administration, Government National Mortgage Association (“GNMA”), General Services Administration, National Bank for Cooperatives, Federal Farm Credit Banks, Federal Home Loan Banks (“FHLBs”), Federal Home Loan Mortgage Corporation (“FHLMC”), Federal National Mortgage Association (“FNMA”), Maritime Administration, Tennessee Valley Authority and various institutions that previously were or currently are part of the Farm Credit System (which has been undergoing reorganization since 1987). Some U.S. government securities, such as U.S. Treasury bills, Treasury notes and Treasury bonds, which differ only in their interest rates, maturities and times of issuance, are supported by the full faith and credit of the United States. Others are supported by: (i) the right of the issuer to borrow from the U.S. Treasury, such as securities of the FHLBs; (ii) the discretionary authority of the U.S. government to purchase the agency’s obligations, such as securities of FNMA; or (iii) only the credit of the issuer. Such debt securities are subject to the risk of default on the payment of interest and/or principal, similar to debt of private issuers. The maximum potential liability of some U.S. government securities may greatly exceed their current resources, including any legal right to support from the U.S. government. Although the U.S. government provided financial support to FNMA and FHLMC in the past, no assurance can be given that the U.S. government will provide financial support in the future to these or other U.S. government agencies, authorities or instrumentalities that are not supported by the full faith and credit of the United States.

Securities guaranteed as to principal and interest by the U.S. government, its agencies, authorities or instrumentalities include: (i) securities for which the payment of principal and interest is backed by an irrevocable letter of credit issued by the U.S. government or any of its agencies, authorities or instrumentalities; and (ii) participations in loans made to non-U.S. governments or other entities that are so guaranteed. The secondary market for certain loan participations described above is limited and, therefore, the participations may be regarded as illiquid.

U.S. government securities may include zero coupon securities that may be purchased when yields are attractive and/or to enhance portfolio liquidity. Zero coupon U.S. government securities are debt obligations that are issued or purchased at a significant discount from face value. The discount approximates the total amount of interest the security will accrue and compound over the period until maturity or the particular interest payment date at a rate of interest reflecting the market rate of the security at the time of issuance.

Zero coupon U.S. government securities do not require the periodic payment of interest. These investments may experience greater volatility in market value than U.S. government securities that make regular payments of interest. The fund accrues income on these investments for tax and accounting purposes, which is distributable to shareholders and which, because no cash is received at the time of accrual, may require the liquidation of other portfolio securities to satisfy the fund’s distribution obligations, in which case the fund will forgo the purchase of additional income producing assets with these funds. Zero coupon U.S. government securities include STRIPS and CUBES, which are issued by the U.S. Treasury as component parts of U.S. Treasury bonds and represent scheduled interest and principal payments on the bonds.

Subordinated Securities

The fund may also invest in fixed income securities which are subordinated or “junior” to more senior securities of the issuer, or which represent interests in pools of such subordinated or junior securities. Such securities may include so-called “high yield” or “junk” bonds (i.e., bonds that are rated below investment grade by a rating agency or that are of equivalent quality) and preferred stock. Under the terms of subordinated securities, payments that would otherwise be made to their holders may be required to be made to the holders of more senior securities, and/or the subordinated or junior securities may have junior liens, if they have any rights at all, in any collateral (meaning proceeds of the collateral are required to be paid first to the holders of more senior securities). As a result, subordinated or junior securities will be disproportionately adversely affected by a default or even a perceived decline in creditworthiness of the issuer.

Zero Coupon, Pay-in-Kind, Deferred and Contingent Payment Securities

The fund may invest in zero coupon securities, which are securities that are sold at a discount to par value and on which interest payments are not made during the life of the security. Upon maturity, the holder is entitled to receive the par value of the security. Pay-in-kind securities are securities that have interest payable by delivery of additional securities. Upon maturity, the holder is entitled to receive the aggregate par value of the securities. A fund accrues income with respect to zero coupon and pay-in-kind securities prior to the receipt of cash payments. Deferred payment securities are securities that remain zero coupon securities until a predetermined date, at which time the stated coupon rate becomes effective and interest becomes payable at regular intervals. The interest rate on contingent payment securities is determined by the outcome of an event, such as the performance of a financial index. If the financial index does not increase by a prescribed amount, the fund may receive no interest.

Money Market Instruments

The fund can invest directly or indirectly in money market instruments, which are U.S. dollar-denominated, high-quality, short-term debt obligations, to provide liquidity, for temporary defensive purposes, or for other purposes. Money market instruments may have fixed, variable or floating interest rates. Examples of money market instruments include obligations issued or guaranteed by the U.S. government (or any of its agencies or instrumentalities); bank obligations, such as time deposits, certificates of deposit and bankers’ acceptances; commercial paper; and variable amount master demand notes.

Below Investment Grade Securities

Below investment grade debt securities are those rated Ba/BB or lower or the equivalent rating by at least one NRSRO or determined to be of equivalent credit quality by the Adviser. See “Appendix A” for a description of rating categories. The fund may invest in debt securities rated below investment grade or, if unrated, of equivalent quality as determined by the Adviser. Below investment grade securities, which are commonly referred to as “junk” bonds, have high risk, speculative characteristics.

The amount of high yield securities outstanding has proliferated as an increasing number of issuers have used high yield securities for corporate financing. The recent economic downturn has severely affected the ability of many highly leveraged issuers to service their debt obligations or to repay their obligations upon maturity. Factors having an adverse impact on the market value of lower quality securities will have an adverse effect on the fund’s net asset value (“NAV”) to the extent that it invests in such securities. In addition, the fund may incur additional expenses to the extent it is required to seek recovery upon a default in payment of principal or interest on its portfolio holdings or to take other steps to protect its investment in an issuer.

The secondary market for high yield securities is not usually as liquid as the secondary market for more highly rated securities, a factor which may have an adverse effect on the fund’s ability to dispose of a particular security when necessary to meet its liquidity needs. Under adverse market or economic conditions, such as those recently prevailing, the secondary market for high yield securities could contract further, independent of any specific adverse changes in the condition of a particular issuer. As a result, the fund could find it more difficult to sell these securities or may be able to sell the securities only at prices lower than if such securities were widely traded. Prices realized upon the sale of such lower rated or unrated securities, under these and other circumstances, may be less than the prices used in calculating the fund’s NAV.

Since generally greater risks are associated with lower quality debt securities of the type in which the fund may invest, the yields and prices of such securities may tend to fluctuate more than those for higher rated securities. In the lower quality segments of the debt securities market, changes in perceptions of issuers’ creditworthiness tend to occur more frequently and in a more pronounced manner than do changes in higher quality segments of the debt securities market, resulting in greater yield and price volatility.

Lower rated and comparable unrated debt securities tend to offer higher yields than higher rated securities with the same maturities because the historical financial condition of the issuers of such securities may not have been as strong as that of other issuers. However, lower rated securities generally involve greater risks of loss of income and principal than higher rated securities.

For purposes of the fund’s credit quality policies, if a security receives different ratings from two or more NRSROs, the fund will use the rating chosen by the Portfolio Managers as most representative of the security’s credit quality. The ratings of NRSROs represent their opinions as to the quality of the securities that they undertake to rate and may not accurately describe the risks of the securities. An NRSRO may have a conflict of interest with respect to a security for which it assigns a quality rating. In addition, there may be a delay between a change in the credit quality of a security or other asset and a change in the quality rating assigned to the security or other asset by an NRSRO. If an NRSRO changes the quality rating assigned to one or more of the fund’s portfolio securities, the Adviser will consider if any action is appropriate in light of the fund’s investment objective and strategies. An investor can still lose significant amounts when investing in investment grade securities.

Equity Securities

The fund may invest directly or indirectly in equity securities, including certain types of equity securities of both foreign and U.S. companies. Those equity securities include common stocks, preferred stocks, and rights and warrants. Returns on equities consist of any dividends received plus the amount of appreciation or depreciation in the value of the equity security. Certain equity securities may be purchased because they may provide dividend income.

•	Common stock. Holders of common stock generally have voting rights in the issuer and are entitled to receive common stock dividends when, as and if declared by the corporation’s board of directors. Common stock normally occupies the most subordinated position in an issuer’s capital structure.

•	Preferred stocks. Preferred stock, unlike common stock, has a stated dividend rate payable from the corporation’s earnings. Preferred stock dividends may be cumulative or non-cumulative, participating, or auction rate. “Cumulative” dividend provisions require all or a portion of prior unpaid dividends to be paid. Preferred stock may be “participating” stock, which means that it may be entitled to a dividend exceeding the stated dividend in certain cases.

Preferred stock may have mandatory sinking fund provisions, as well as provisions allowing calls or redemption prior to maturity, which also can have a negative impact on prices when interest rates decline.

•	Rights and warrants. The fund can hold warrants or rights. Warrants are options to purchase equity securities at specific prices valid for a specific period of time. Their prices do not necessarily move parallel to the prices of the underlying securities. Rights are similar to warrants, but normally have a short duration and are distributed directly by the issuer to its shareholders. Rights and warrants have no voting rights, receive no dividends and have no rights with respect to the assets of the issuer.

•	Risks of investing in equities. Equities fluctuate in price, and their short-term volatility at times may be great. To the extent that the fund obtains exposure to equity securities, the value of the fund’s portfolio will be affected by changes in the stock markets. Market risk can affect the fund’s NAV per share, which will fluctuate as the values of the fund’s portfolio securities change. The prices of individual equity securities do not all move in the same direction uniformly or at the same time. Different stock markets may behave differently from one another.

•	Convertible securities. Convertible securities are debt securities or preferred stock that may be converted in whole or in part into common stock or other equity securities. Their prices do not necessarily move parallel to the prices of the underlying securities. Convertible securities generally have no voting rights. The value of a convertible security is a function of its “bond value,” which is the value of the debt or preferred stock component of the security, and its “conversion value,” which is the value of the right to convert the securities into common stock or other equity securities. The bond value will likely increase when interest rates fall and decrease when interest rates rise, and the conversion value will likely increase when the value of the underlying equity security increases and decrease when the value of the underlying equity security decreases. If the bond value is relatively high compared to the conversion value, the security will behave more like a debt security, and if the conversion value is relatively high compared to the bond value, the security will behave more like an equity security.

Other factors can affect a particular equity security’s price, such as poor earnings reports by the issuer, loss of major customers, major litigation against the issuer, or changes in government regulations affecting the issuer or its industry.

Debt Obligations of Non-U.S. Governments

The fund may invest in all types of debt obligations of non-U.S. governments. An investment in debt obligations of non-U.S. governments and their political subdivisions (sovereign debt) involves special risks that are not present in corporate debt obligations. The non-U.S. issuer of the sovereign debt or the non-U.S. governmental authorities that control the repayment of the debt may be unable or unwilling to repay principal or interest when due, and the fund may have limited recourse in the event of a default. As a sovereign entity, the issuing government may be immune from lawsuits in the event of its failure or refusal to pay the obligations when due. During periods of economic uncertainty (such as the financial crisis that began in 2008), the values of sovereign debt and of securities of issuers that purchase sovereign debt may be more volatile than prices of debt obligations of U.S. issuers. In the past, certain non-U.S. countries have encountered difficulties in servicing their debt obligations, withheld payments of principal and interest, declared moratoria on the payment of principal and interest on their sovereign debt, or restructured their debt to effectively eliminate portions of it, and similar occurrences may happen in the future. There is no bankruptcy proceeding by which sovereign debt on which governmental entities have defaulted may be collected in whole or in part.

A sovereign debtor’s willingness or ability to repay principal and pay interest in a timely manner may be affected by, among other factors, its cash flow situation, the extent of its foreign currency reserves, the availability of sufficient foreign exchange, the relative size of the debt service burden, the sovereign debtor’s policy toward its principal international lenders and local political constraints. Sovereign debtors may also be dependent on disbursements or assistance from non-U.S. governments, multinational agencies and other entities to reduce principal and interest arrearages on their debt. Assistance may be dependent on a country’s implementation of austerity measures and reforms, which measures may limit or be perceived to limit economic growth and recovery. The failure of a sovereign debtor to implement economic reforms, achieve specified levels of economic performance or repay principal or interest when due may result in the cancellation of third-party commitments to lend funds to the sovereign debtor, which may further impair such debtor’s ability or willingness to service its debts.

Equity Securities of Non-U.S. Issuers

The fund may invest in equity securities of non-U.S. issuers, including American Depositary Receipts (“ADRs”), European Depositary Receipts (“EDRs”), Global Depositary Receipts (“GDRs”) and other similar instruments. Generally, ADRs in registered form are designed for use in U.S. securities markets, and EDRs and GDRs and other similar global instruments in bearer form are designed for use in non-U.S. securities markets.

ADRs are denominated in U.S. dollars and represent an interest in the right to receive securities of non-U.S. issuers deposited in a U.S. bank or correspondent bank. ADRs do not eliminate all the risk inherent in investing in the securities of non-U.S. issuers. However, by investing in ADRs rather than directly in equity securities of non-U.S. issuers, the fund will avoid currency risks during the settlement period for either purchases or sales. EDRs and GDRs are not necessarily denominated in the same currency as the underlying securities which they represent.

For purposes of the fund’s investment policies, investments in ADRs, EDRs, GDRs and similar instruments will be deemed to be investments in the underlying equity securities of non-U.S. issuers. The fund may acquire depositary receipts from banks that do not have a contractual relationship with the issuer of the security underlying the depositary receipt to issue and secure such depositary receipt. To the extent the fund invests in such unsponsored depositary receipts there may be an increased possibility that the fund may not become aware of events affecting the underlying security and thus the value of the related depositary receipt. In addition, certain benefits (i.e., rights offerings) which may be associated with the security underlying the depositary receipt may not inure to the benefit of the holder of such depositary receipt.

Investments in Emerging Markets

The fund may invest in securities of issuers in countries with emerging economies or securities markets. Emerging economies or securities markets will generally include, but not be limited to, countries included in the Morgan Stanley Capital International (MSCI) Emerging & Frontier Markets Index. The fund will generally focus on emerging markets that do not impose unusual trading requirements which tend to restrict the flow of investments. In addition, the fund may invest in unquoted securities of emerging market issuers.

Risks of Non-U.S. Investments

Investing in securities of non-U.S. issuers involves considerations and risks not typically associated with investing in the securities of issuers in the U.S. These risks are heightened with respect to investments in countries with emerging markets and economies. The risks of investing in securities of non-U.S. issuers generally, or in issuers with significant exposure to non-U.S. markets, may be related, among other things, to (i) differences in size, liquidity and volatility of, and the degree and manner of regulation of, the securities markets of certain non-U.S. markets compared to the securities markets in the U.S.; (ii) economic, political and social factors; and (iii) foreign exchange matters, such as restrictions on the repatriation of capital, fluctuations in exchange rates between the U.S. dollar and the currencies in which the portfolio securities are quoted or denominated, exchange control regulations and costs associated with currency exchange. The political and economic structures in certain countries, particularly emerging markets, may undergo significant evolution and rapid development, and such countries may lack the social, political and economic stability characteristic of more developed countries.

Non-U.S. securities markets and regulations. There may be less publicly available information about non-U.S. markets and issuers than is available with respect to U.S. securities and issuers. Non-U.S. companies generally are not subject to accounting, auditing and financial reporting standards, practices and requirements comparable to those applicable to U.S. companies. The trading markets for most non-U.S. securities are generally less liquid and subject to greater price volatility than the markets for comparable securities in the U.S. The markets for securities in certain emerging markets are in the earliest stages of their development. Even the markets for relatively widely traded securities in certain non-U.S. markets, including emerging market countries, may not be able to absorb, without price disruptions, a significant increase in trading volume or trades of a size customarily undertaken by institutional investors in the U.S. Additionally, market making and arbitrage activities are generally less extensive in such markets, which may contribute to increased volatility and reduced liquidity. The less liquid a market, the more difficult it may be for the fund to accurately price its portfolio securities or to dispose of such securities at the times determined by the Adviser to be appropriate. The risks associated with reduced liquidity may be particularly acute in situations in which the fund’s operations require cash, such as in order to meet redemptions and to pay its expenses.

Economic, political and social factors. Certain countries, including emerging markets, may be subject to a greater degree of economic, political and social instability than in the U.S. and Western European countries. Such instability may result from, among other things: (i) authoritarian governments or military involvement in political and economic decision making; (ii) popular unrest associated with demands for improved economic, political and social conditions; (iii) internal insurgencies; (iv) hostile relations with neighboring countries; and (v) ethnic, religious and racial conflict. Such economic, political and social instability could significantly disrupt the financial markets in such countries and the ability of the issuers in such countries to repay their obligations. In addition, it may be difficult for the fund to pursue claims against a foreign issuer in the courts of a foreign country. Investing in emerging market countries also involves the risk of expropriation, nationalization, confiscation of assets and property or the imposition of restrictions on foreign investments and on repatriation of capital invested. In the event of such expropriation, nationalization or other confiscation in any emerging country, the fund could lose its entire investment in that country.

Investments that have exposure to Russian or Ukrainian issuers or markets may be significantly affected by recent events in those regions and economic sanctions against Russia and other responses to these events by the United States and other nations.

Certain emerging market countries restrict or control foreign investment in their securities markets to varying degrees. These restrictions may limit the fund’s investment in those markets and may increase the expenses of the fund. In addition, the repatriation of both investment income and capital from certain markets is subject to restrictions such as the need for certain governmental consents. Even where there is no outright restriction on repatriation of capital, the mechanics of repatriation may affect certain aspects of the fund’s operation.

Economies in individual countries may differ favorably or unfavorably from the U.S. economy in such respects as growth of gross domestic product, rates of inflation, currency valuation, capital reinvestment, resource self-sufficiency and balance of payments positions. Many countries have experienced substantial, and in some cases extremely high, rates of inflation for many years. Inflation and rapid fluctuations in inflation rates have had, and may continue to have, very negative effects on the economies and securities markets of certain emerging countries.

Unanticipated political or social developments may affect the values of the fund’s investments and the availability to the fund of additional investments in such countries. In the past, the economies, securities and currency markets of many emerging markets have experienced significant disruption and declines. There can be no assurance that these economic and market disruptions might not occur again.

Economies in emerging market countries generally are dependent heavily upon international trade and, accordingly, have been and may continue to be affected adversely by trade barriers, exchange controls, managed adjustments in relative currency values and other protectionist measures imposed or negotiated by the countries with which they trade. These economies also have been, and may continue to be, affected adversely and significantly by economic conditions in the countries with which they trade.

Some countries in Europe have experienced severe economic and financial difficulties. Many non-governmental issuers, and even certain governments, have defaulted on, or been forced to restructure, their debts; many other issuers have faced difficulties obtaining credit or refinancing existing obligations; financial institutions have in many cases required government or central bank support, have needed to raise capital, and/or have been impaired in their ability to extend credit; and financial markets in Europe and elsewhere have experienced extreme volatility and declines in asset values and liquidity. These difficulties may continue, worsen or spread within and beyond Europe. Responses to the financial problems by European governments, central banks and others, including austerity measures and reforms, may not work, may result in social unrest and may limit future growth and economic recovery or have other unintended consequences. Further defaults or restructurings by governments and others of their debt could have additional adverse effects on economies, financial markets and asset valuations around the world. In addition, one or more countries may abandon the euro, the common currency of the European Union, and/or withdraw from the European Union. The impact of these actions, especially if they occur in a disorderly fashion, is not clear but could be significant and far-reaching. Whether or not the fund invests in securities of issuers located in Europe or with significant exposure to European issuers or countries, these events could negatively affect the value and liquidity of the fund’s investments due to the interconnected nature of the global economy and capital markets.

Currency risks. The value of the securities quoted or denominated in foreign currencies may be adversely affected by fluctuations in the relative currency exchange rates and by exchange control regulations. The fund ‘s investment performance may be negatively affected by a devaluation of a currency in which the fund’s investments are quoted or denominated. Further, the fund’s investment performance may be significantly affected, either positively or negatively, by currency exchange rates because the U.S. dollar value of securities quoted or denominated in another currency will increase or decrease in response to changes in the value of such currency in relation to the U.S. dollar.

Natural Disasters

Certain areas of the world, including areas within the United States, historically have been prone to natural disasters, such as hurricanes, earthquakes, typhoons, flooding, tidal waves, tsunamis, erupting volcanoes, wildfires or droughts. Such disasters, and the resulting damage, could have a significant adverse impact on the economies of those areas and on the ability of issuers in which the fund invests to conduct their businesses, and thus on the investments made by the fund in such geographic areas and/or issuers. Adverse weather conditions could have a significant adverse impact on issuers in the agricultural sector and on insurance companies that insure against the impact of natural disasters.

Cybersecurity Issues

With the increased use of technologies such as the Internet to conduct business, the fund is susceptible to operational, information security and related risks. In general, cyber incidents can result from deliberate attacks or unintentional events. Cyber-attacks include, but are not limited to, gaining unauthorized access to digital systems (e.g., through “hacking” or malicious software coding) for purposes of misappropriating assets or sensitive information, corrupting data, or causing operational disruption. Cyber-attacks may also be carried out in a manner that does not require gaining unauthorized access, such as causing denial-of-service attacks on websites (i.e., efforts to make network services unavailable to intended users). Cybersecurity failures or breaches by the Adviser, transfer agent, distributor and other service providers (including, but not limited to, the fund’s custodian and financial intermediaries), and the issuers of securities in which the fund invests, have the ability to cause disruptions and impact business operations potentially resulting in financial losses, interference with the fund’s ability to calculate its NAV, impediments to trading, the inability of fund shareholders to transact business, violations of applicable privacy and other laws, regulatory fines, penalties, reputational damage, reimbursement or other compensation costs, or additional compliance costs. In addition, substantial costs may be incurred in order to prevent any cyber incidents in the future. While the fund or its adviser has established business continuity plans in the event of, and risk management systems to prevent, such cyber-attacks, there are inherent limitations in such plans and systems including the possibility that certain risks have not been identified. Furthermore, the fund cannot control the cyber security plans and systems put in place by service providers to the fund and issuers in which the fund invests. The fund and its shareholders could be negatively impacted as a result.

Derivatives

The fund may have exposure to derivatives, including event-linked swaps used for hedging purposes through its investments in Structured Investments, but does not expect to invest directly in derivatives instruments.

Swaps. The fund may enter into swap agreements, including interest rate, total return, event-linked, credit default and volatility swaps. Swap agreements are two-party contracts entered into primarily by institutional investors for a specified period of time typically ranging from a few weeks to more than one year. The swapped returns are generally calculated with respect to a notional amount, that is, the return on a particular dollar amount invested in the underlying asset. In a standard swap transaction, two parties agree to exchange the returns (or the difference between the returns) earned or realized on a particular asset, such as an equity or debt security, commodity or currency, or non-asset reference, such as an interest rate or index. The fund may enter into swap agreements to, among other reasons, gain exposure to certain markets in the most economical way possible, protect against currency fluctuations, or reduce risk arising from a particular portfolio position.

The fund may enter into swap transactions with certain counterparties pursuant to master netting agreements. A master netting agreement provides that all swaps done between the fund and that counterparty shall be regarded as parts of an integral agreement. If amounts are payable on a particular date in the same currency in respect of more than one swap transaction, the amount payable shall be the net amount. In addition, the master netting agreement may provide that if one party defaults generally or on any swap, the counterparty can terminate all outstanding swaps with that party. As a result, to the extent the fund enters into master netting agreements with a counterparty, the fund may be required to terminate a greater number of swap agreements than if it had not entered into such an agreement, which may result in losses to the fund.

The use of swap agreements by the fund entails certain risks. Swap agreements entail credit risk arising from the possibility that the counterparty will default. If the counterparty defaults, the fund’s loss will consist of the net amount of contractual payments that the fund has not yet received. The Adviser will monitor the creditworthiness of counterparties to the fund’s swap transactions on an ongoing basis. Swap agreements may effectively add leverage to the fund’s portfolio because the fund would be subject to investment exposure on the notional amount of the swap. Swap agreements also involve liquidity risk.

The use of swaps involves investment techniques and risks that are different from those associated with portfolio security transactions. These instruments are typically not traded on exchanges; under recently adopted rules and regulations, however, transactions in some types of swaps (including interest rate swaps and credit default swaps on North American and European indices) are required to be centrally cleared (“cleared swaps”). For OTC swaps, there is a risk that the other party to certain of these instruments will not perform its obligations to the fund or that the fund may be unable to enter into offsetting positions to terminate its exposure or liquidate its position under certain of these instruments when it wishes to do so. Such occurrences could result in losses to the fund. For cleared swaps, the fund’s counterparty is a clearinghouse rather than a bank or broker. Since the fund is not a member of the clearinghouses and only members of a clearinghouse (“clearing members”) can participate directly in the clearinghouse, the fund holds cleared swaps through accounts at clearing members. In cleared swaps, the fund makes payments (including margin payments) to and receives payments from a clearinghouse through its account at clearing members. Clearing members guarantee performance of their clients’ obligations to the clearinghouse.

Swap agreements may be subject to contractual restrictions on transferability and termination and they may have terms of greater than seven days. The fund’s obligations under a swap agreement will be accrued daily (offset against any amounts owed to the fund under the swap).

•	Interest rate swaps. The fund may enter into interest rate swaps. In an interest rate swap, the fund and another party exchange the right to receive or the obligation to pay interest on a security or other reference rate. For example, they might swap the right to receive floating rate payments for fixed rate payments. There is a risk that, based on movements of interest rates, the payments made by the fund under a swap agreement will be greater than the payments it receives.

•	Total return swaps. The fund may enter into total return swaps, under which one party agrees to pay the other the total return of a defined underlying asset, such as a security or basket of securities, or non-asset reference, such as a securities index, during the specified period in return for periodic payments based on a fixed or variable interest rate or the total return from different underlying assets or references. Total return swaps could result in losses if the underlying asset or reference does not perform as anticipated by the Adviser.

•	Credit default swaps. The fund may enter into credit default swaps. A credit default swap enables an investor to buy or sell protection against a credit event, such as a borrower’s or issuer’s failure to make timely payments of interest or principal, bankruptcy or restructuring. The fund may seek to enhance returns by selling protection or attempt to mitigate credit risk by buying protection against the occurrence of a credit event by a specified borrower or issuer. The fund may enter into credit default swaps, both directly (“unfunded swaps”) and indirectly (“funded swaps”) in the form of a swap embedded within a structured security. Unfunded and funded credit default swaps may refer to a single security or a basket of securities.

If the fund buys credit protection using a credit default swap and a credit event occurs, the fund will deliver the defaulted bond underlying the swap and the swap counterparty will pay the par amount of the bond. If the fund sells credit protection using a credit default swap and a credit event occurs, the fund will pay the par amount of the defaulted bond underlying the swap and the swap counterparty will deliver the bond. If the swap is on a basket of assets, the notional amount of the swap is reduced by the par amount of the defaulted asset, and the fixed payments are then made on the reduced notional amount.

Risks of credit default swaps include counterparty credit risk (if the counterparty fails to meet its obligations) and the risk that the fund will not properly assess the cost of the instrument based on the lack of transparency in the market. If the fund is selling credit protection, there is a risk that a credit event will occur and that the fund will have to pay par value on defaulted bonds. If the fund is buying credit protection, there is a risk that no credit event will occur and the fund will receive no benefit for the premium paid. In addition, if the fund is buying credit protection and a credit event does occur, there is a risk when the fund does not own the underlying asset, that the fund will have difficulty acquiring the asset on the open market and may receive adverse pricing.

•	Volatility swap contracts. The fund may enter into volatility swaps to hedge the direction of volatility in a particular asset or non-asset reference, or for other non-speculative purposes. For volatility swaps, counterparties agree to buy or sell volatility at a specific level over a fixed period. Volatility swaps are subject to credit risks (if the counterparty fails to meet its obligations), and the risk that the Adviser is incorrect in forecasts of volatility of the underlying asset or reference.

•	Swap options and swap forwards. The fund also may enter into options on swaps as well as forwards on swaps. A swap option is a contract that gives a counterparty the right (but not the obligation) to enter into a new swap agreement or to shorten, extend, cancel, or otherwise modify an existing swap agreement on predesignated terms. The fund may write (sell) and purchase put and call swap options. A swap forward is an agreement to enter into a swap agreement at some point in the future, usually three to six months from the date of the contract.

The writer of the contract receives the premium and bears the risk of unfavorable changes in the preset rate on the underlying swap. The fund generally will incur a greater risk when it writes a swap option than when it purchases a swap option. When the fund purchases a swap option it risks losing only the amount of the premium it has paid if the fund lets the option expire unexercised. When the fund writes a swap option it will become obligated, upon exercise of the option by the counterparty, according to the terms of the underlying agreement.

Regulatory issues. With respect to the fund, the Adviser has claimed an exclusion from the definition of the term Commodity Pool Operator (“CPO”) under the Commodity Exchange Act, as amended (the “CEA”), pursuant to U.S. Commodity Futures Trading Commission Rule 4.5. Accordingly, the Adviser, with respect to the fund, is not subject to registration or regulation as a CPO under the CEA. To remain eligible for the exclusion, the fund will be limited in its ability to use certain financial instruments regulated under the CEA (“commodity interests”), including futures and options on futures and certain swaps transactions.

Short-Term Investments

For temporary defensive or cash management purposes, the fund may invest in all types of short-term investments including, but not limited to, (a) commercial paper and other short-term commercial obligations; (b) obligations (including certificates of deposit and bankers’ acceptances) of banks; (c) obligations issued or guaranteed by a governmental issuer, including governmental agencies or instrumentalities; (d) fixed income securities of non-governmental issuers; and (e) other cash equivalents or cash. Subject to the fund’s restrictions regarding investment in non-U.S. securities, these securities may be denominated in any currency. Although these investments generally are rated investment grade or are determined by the Adviser to be of equivalent credit quality, the fund may also invest in these instruments if they are rated below investment grade in accordance with its investment objective, policies and restrictions.

Repurchase Agreements

The fund may enter into repurchase agreements with broker-dealers, member banks of the Federal Reserve System and other financial institutions. Repurchase agreements are arrangements under which the fund purchases securities and the seller agrees to repurchase the securities within a specific time and at a specific price. The repurchase price is generally higher than the fund’s purchase price, with the difference being income to the fund. A repurchase agreement may be considered a loan by the fund collateralized by securities. Under the direction of the Board of Trustees, the Adviser reviews and monitors the creditworthiness of any institution which enters into a repurchase agreement with the fund. The counterparty’s obligations under the repurchase agreement are collateralized with U.S. Treasury and/or agency obligations with a market value of not less than 100% of the obligations, valued daily. Collateral is held by the fund’s custodian in a segregated, safekeeping account for the benefit of the fund. Repurchase agreements afford the fund an opportunity to earn income on temporarily available cash. In the event of commencement of bankruptcy or insolvency proceedings with respect to the seller of the security before repurchase of the security under a repurchase agreement, the fund may encounter delay and incur costs before being able to sell the security. Such a delay may involve loss of interest or a decline in price of the security. If the court characterizes the transaction as a loan and the fund has not perfected a security interest in the collateral, the fund may be required to return the collateral to the seller’s estate and be treated as an unsecured creditor of the seller. As an unsecured creditor, the fund would be at risk of losing some or all of the principal and interest involved in the transaction. There is no specific limit on the fund’s ability to enter into repurchase agreements. The SEC frequently treats repurchase agreements as loans for purposes of the 1940 Act.

Reverse Repurchase Agreements

Reverse repurchase agreements involve the sale of securities to a bank or other institution with an agreement that the fund will buy back the securities at a fixed future date at a fixed price plus an agreed amount of “interest” which may be reflected in the repurchase price. Reverse repurchase agreements involve the risk that the market value of securities purchased by the fund with proceeds of the transaction may decline below the repurchase price of the securities sold by the fund that it is obligated to repurchase. The fund will also continue to be subject to the risk of a decline in the market value of the securities sold under the agreements because it will reacquire those securities upon effecting their repurchase. Reverse repurchase agreements may be considered to be a type of borrowing. The 1940 Act permits a fund to borrow money in amounts of up to one-third of the fund’s total assets from banks for any purpose and up to 5% of the fund’s total assets from banks and other lenders for temporary purposes. The fund will segregate assets in an amount at least equal to the repurchase price of the securities.

Dollar Rolls

The fund may enter into mortgage “dollar rolls” in which the fund sells securities for delivery in the current month and simultaneously contracts with the same counterparty to repurchase similar (same type, coupon and maturity), but not identical securities on a specified future date. During the roll period, the fund loses the right to receive principal and interest paid on the securities sold. However, the fund would benefit to the extent of any difference between the price received for the securities sold and the lower forward price for the future purchase (often referred to as the “drop”) or fee income plus the interest earned on the cash proceeds of the securities sold until the settlement date of the forward purchase. Unless such benefits exceed the income, capital appreciation and gain or loss due to mortgage prepayments that would have been realized on the securities sold as part of the mortgage dollar roll, the use of this technique will diminish the investment performance of the fund compared with what such performance would have been without the use of mortgage dollar rolls. All cash proceeds will be invested in instruments that are permissible investments for the fund. The fund will hold and maintain in a segregated account until the settlement date cash or liquid securities in an amount equal to its forward purchase price.

For financial reporting and tax purposes, the fund treats mortgage dollar rolls as two separate transactions; one involving the purchase of a security and a separate transaction involving a sale.

Dollar rolls involve certain risks including the following: if the broker-dealer to whom the fund sells the security becomes insolvent, the fund’s right to purchase or repurchase the securities subject to the dollar roll may be restricted and the instrument which the fund is required to repurchase may be worth less than an instrument which the fund originally held. Successful use of dollar rolls will depend upon the Adviser’s ability to manage its interest rate and prepayment exposure. There is no assurance that dollar rolls can be successfully employed.

Asset Segregation

The 1940 Act requires that the fund segregate assets in connection with certain types of transactions that may have the effect of leveraging the portfolio. If the fund enters into a transaction requiring segregation, such as a forward commitment or a reverse repurchase agreement, the custodian or the Adviser will segregate liquid assets in an amount required to comply with the 1940 Act. To the extent the fund sells or writes event-linked swaps, the fund segregates liquid assets at least equal to the full notional value of such event-linked swaps. Such segregated assets will be valued at market daily. If the aggregate value of such segregated assets declines below the aggregate value required to satisfy the 1940 Act, additional liquid assets will be segregated. In some instances a fund may “cover” its obligation using other methods to the extent permitted under the 1940 Act, orders or releases issued by the SEC thereunder, or no-action letters or other guidance of the SEC staff.

Portfolio Turnover

It is the policy of the fund not to engage in trading for short-term profits, although portfolio turnover rate is not considered a limiting factor in the execution of investment decisions for the fund. A high rate of portfolio turnover (100% or more) involves correspondingly greater transaction costs which must be borne by the fund and its shareholders.

Lending of Portfolio Securities

The fund may lend portfolio securities to registered broker-dealers or other institutional investors deemed by the Adviser to be of good standing under agreements which require that the loans be secured continuously by collateral in the form of cash, cash equivalents, U.S. Government securities or irrevocable letters of credit issued by banks approved by the fund. The value of the collateral is monitored on a daily basis and the borrower is required to maintain the collateral at an amount at least equal to the market value of the securities loaned. The fund continues to receive the equivalent of the interest or dividends paid by the issuer on the securities loaned and continues to have all of the other risks associated with owning the securities. Where the collateral received is cash, the cash will be invested and the fund will be entitled to a share of the income earned on the investment, but will also be subject to investment risk on the collateral and will bear the entire amount of any loss in connection with investment of such collateral. The fund may pay administrative and custodial fees in connection with loans of securities and, where the collateral received is cash, the fund may pay a portion of the income earned on the investment of collateral to the borrower, lending agent or other intermediary. Fees and expenses paid by the fund in connection with loans of securities are not reflected in the fee table or expense example in the Prospectus. If the income earned on the investment of the cash collateral is insufficient to pay these amounts or if the value of the securities purchased with such cash collateral declines, the fund may take a loss on the loan. Where the fund receives securities as collateral, the fund will earn no income on the collateral, but will earn a fee from the borrower. The fund reserves the right to recall loaned securities so that it may exercise voting rights on loaned securities according to the fund’s Proxy Voting Policies and Procedures.

The risk in lending portfolio securities, as with other extensions of credit, consists of the possibility of loss to the fund due to (i) the inability of the borrower to return the securities, (ii) a delay in receiving additional collateral to adequately cover any fluctuations in the value of securities on loan, (iii) a delay in recovery of the securities, or (iv) the loss of rights in the collateral should the borrower fail financially. In addition, as noted above, the fund continues to have market risk and other risks associated with owning the securities on loan. Where the collateral delivered by the borrower is cash, the fund will also have the risk of loss of principal and interest in connection with its investment of collateral. If a borrower defaults, the value of the collateral may decline before the fund can dispose of it. The fund will lend portfolio securities only to firms that have been approved in advance by the Adviser, which will monitor the creditworthiness of any such firms. However, this monitoring may not protect the fund from loss. At no time would the value of the securities loaned exceed 33 1/3% of the value of the fund’s total assets.

When-Issued and Delayed Delivery Securities

The fund may purchase securities, including U.S. government securities, on a when-issued basis or may purchase or sell securities for delayed delivery. In such transactions, delivery of the securities occurs beyond the normal settlement period, but no payment or delivery is made by the fund prior to the actual delivery or payment by the other party to the transaction. The fund will not earn income on these securities until delivered. The purchase of securities on a when-issued or delayed delivery basis involves the risk that the value of the securities purchased will decline prior to the settlement date. The sale of securities for delayed delivery involves the risk that the prices available in the market on the delivery date may be greater than those obtained in the sale transaction. When the fund enters into when-issued or delayed delivery transactions it will segregate liquid assets with a value equal to the fund’s obligations. See “Asset Segregation.”

Market Events

The market prices of the fund’s securities may go up or down, sometimes rapidly or unpredictably, due to general market conditions, such as real or perceived adverse economic or political conditions, inflation, changes in interest rates or currency rates, lack of liquidity in the markets or adverse investor sentiment. Adverse market conditions may be prolonged and may not have the same impact on all types of securities. Market prices of securities also may go down due to events or conditions that affect particular sectors, industries or issuers. When market prices fall, the value of your investment will go down. The fund may experience a substantial or complete loss on any individual security.

In the past several years financial markets, such as those in the United States, Europe, Asia and elsewhere, have experienced increased volatility, depressed valuations, decreased liquidity and heightened uncertainty. Governmental and non-governmental issuers defaulted on, or were forced to restructure, their debts. These market conditions may continue, worsen or spread. Events that have contributed to these market conditions include, but are not limited to major cybersecurity events; measures to address U.S. federal and state budget deficits; downgrading of U.S. long-term sovereign debt; declines in oil and commodity prices; dramatic changes in currency exchange rates; and public sentiment. The European Union has experienced increasing stress for a variety of reasons, including economic downturns in various member countries. In June 2016, the United Kingdom voted to withdraw from the European Union, and additional members could do the same. The impact of these conditions and events is not yet known.

The U.S. government and the Federal Reserve, as well as certain foreign governments and central banks, have taken steps to support financial markets. Government intervention may not work as intended, particularly if the efforts are perceived by investors as being unlikely to achieve the desired results. The Federal Reserve has reduced its market support activities and recently has begun raising interest rates. Certain foreign governments and central banks are implementing or discussing so-called negative interest rates (e.g., charging depositors who keep their cash at a bank) to spur economic growth. Further Federal Reserve or other U.S. or non-U.S. governmental or central bank actions, including interest rate increases or contrary actions by different governments could negatively affect financial markets generally, increase market volatility and reduce the value and liquidity of securities in which the fund invests.

Policy and legislative changes in the United States and in other countries are affecting many aspects of financial regulation, and may in some instances contribute to decreased liquidity and increased volatility in the financial markets. The impact of these changes on the markets, and the practical implications for market participants, may not be fully known for some time.

Economies and financial markets throughout the world are increasingly interconnected. Economic, financial or political events, trading and tariff arrangements, terrorism, natural disasters and other circumstances in one country or region could have profound impacts on global economies or markets. As a result, whether or not the fund invests in securities of issuers located in or with significant exposure to the countries directly affected, the value and liquidity of the fund’s investments may be negatively affected.

INVESTMENT RESTRICTIONS

Fundamental Investment Policies

The fund has adopted certain fundamental investment policies which may not be changed without the affirmative vote of the holders of a “majority of the outstanding voting securities” (as defined in the 1940 Act) of the fund. For this purpose, a majority of the outstanding shares of the fund means the vote of the lesser of (a) 67% or more of the shares represented at a meeting, if the holders of more than 50% of the outstanding shares are present in person or by proxy; or (b) more than 50% of the outstanding shares of the fund. The fund’s fundamental policies are as follows:

(1)	The fund may not borrow money except as permitted under, or to the extent not prohibited by, (i) the 1940 Act, or interpretations or modifications by the SEC, SEC staff or other authority of competent jurisdiction, or (ii) exemptive or other relief or permission from the SEC, SEC staff or other authority of competent jurisdiction.

(2)	The fund may not engage in the business of underwriting the securities of other issuers except as permitted under, or to the extent not prohibited by, (i) the 1940 Act, or interpretations or modifications by the SEC, SEC staff or other authority of competent jurisdiction, or (ii) exemptive or other relief or permission from the SEC, SEC staff or other authority of competent jurisdiction.

(3)	The fund may lend money or other assets except as permitted under, or to the extent not prohibited by, (i) the 1940 Act, or interpretations or modifications by the SEC, SEC staff or other authority of competent jurisdiction or (ii) exemptive or other relief or permission from the SEC, SEC staff or other authority of competent jurisdiction.

(4)	The fund may not issue senior securities except as permitted under, or to the extent not prohibited by, (i) the 1940 Act, or interpretations or modifications by the SEC, SEC staff or other authority of competent jurisdiction, or (ii) exemptive or other relief or permission from the SEC, SEC staff or other authority of competent jurisdiction.

(5)	The fund may not purchase or sell real estate except as permitted under, or to the extent not prohibited by, (i) the 1940 Act, or interpretations or modifications by the SEC, SEC staff or other authority of competent jurisdiction, or (ii) exemptive or other relief or permission from the SEC, SEC staff or other authority of competent jurisdiction.

(6)	The fund may purchase or sell commodities or contracts related to commodities except as permitted under, or to the extent not prohibited by, (i) the 1940 Act, or interpretations or modifications by the SEC, SEC staff or other authority of competent jurisdiction, or (ii) exemptive or other relief or permission from the SEC, SEC staff or other authority of competent jurisdiction.

(7)	Except the financial services group of industries or as permitted by exemptive or other relief or permission from the SEC, SEC staff or other authority of competent jurisdiction, the fund may not make any investment if, as a result, the fund’s investments will be concentrated in any one industry.

(8)	The fund will, under normal circumstance, invest at least 70% of its total assets in investments designed to provide exposure to industry loss warranties (“ILWs”).

With respect to the fundamental policy relating to borrowing money set forth in (1) above, the 1940 Act permits a fund to borrow money in amounts of up to one-third of the fund’s total assets from banks for any purpose, and to borrow up to 5% of the fund’s total assets from banks or other lenders for temporary purposes (the fund’s total assets include the amounts being borrowed). To limit the risks attendant to borrowing, the 1940 Act requires the fund to maintain at all times an “asset coverage” of at least 300% of the amount of its borrowings. Asset coverage means the ratio that the value of the fund’s total assets (including amounts borrowed), minus liabilities other than borrowings, bears to the aggregate amount of all borrowings. Borrowing money to increase a fund’s investment portfolio is known as “leveraging.” Borrowing, especially when used for leverage, may cause the value of a fund’s shares to be more volatile than if the fund did not borrow. This is because borrowing tends to magnify the effect of any increase or decrease in the value of the fund’s portfolio holdings. Borrowed money thus creates an opportunity for greater gains, but also greater losses. To repay borrowings, the fund may have to sell securities at a time and at a price that is unfavorable to the fund. There also are costs associated with borrowing money, and these costs would offset and could eliminate a fund’s net investment income in any given period. Currently, the fund does not contemplate borrowing for leverage, but if the fund does so, it will not likely do so to a substantial degree. The policy in (1) above will be interpreted to permit the fund to engage in trading practices and investments that may be considered to be borrowing to the extent permitted by the 1940 Act. Reverse repurchase agreements may be considered to be a type of borrowing. Short-term credits necessary for the settlement of securities transactions and arrangements with respect to securities lending will not be considered to be borrowings under the policy. Practices and investments that may involve leverage but are not considered to be borrowings are not subject to the policy. Such trading practices may include futures, options on futures, forward contracts and other derivative investments.

A fund may pledge its assets and guarantee the securities of another company without limitation, subject to the fund’s investment policies (including the fund’s fundamental policy regarding borrowing) and applicable laws and interpretations. Pledges of assets and guarantees of obligations of others are subject to many of the same risks associated with borrowings and, in addition, are subject to the credit risk of the obligor for the underlying obligations. To the extent that pledging or guaranteeing assets may be considered the issuance of senior securities, the issuance of senior securities is governed by the fund’s policies on senior securities. If the fund were to pledge its assets, the fund would take into account any then-applicable legal guidance, including any applicable SEC staff position, would be guided by the judgment of the fund’s Board and the Adviser regarding the terms of any credit facility or arrangement, including any collateral required, and would not pledge more collateral than, in their judgment, is necessary for the fund to obtain the credit sought. Shareholders should note that in 1973, the SEC staff took the position in a no-action letter that a mutual fund could not pledge 100% of its assets without a compelling business reason. In more recent no-action letters, including letters that address the same statutory provision of the 1940 Act (Section 17) addressed in the 1973 letter, the SEC staff has not mentioned any limitation on the amount of collateral that may be pledged to support credit obtained. This does not mean that the staff’s position on this issue has changed.

With respect to the fundamental policy relating to underwriting set forth in (2) above, the 1940 Act does not prohibit a fund from engaging in the underwriting business or from underwriting the securities of other issuers; in fact, the 1940 Act permits a fund to have underwriting commitments of up to 25% of its assets under certain circumstances. Those circumstances currently are that the amount of the fund’s underwriting commitments, when added to the value of the fund’s investments in issuers where the fund owns more than 10% of the outstanding voting securities of those issuers, cannot exceed the 25% cap. A fund engaging in transactions involving the acquisition or disposition of portfolio securities may be considered to be an underwriter under the Securities Act of 1933, as amended (the “1933 Act”). Under the 1933 Act, an underwriter may be liable for material omissions or misstatements in an issuer’s registration statement or prospectus. Securities purchased from an issuer and not registered for sale under the 1933 Act are considered restricted securities. There may be a limited market for these securities. If these securities are registered under the 1933 Act, they may then be eligible for sale but participating in the sale may subject the seller to underwriter liability. These risks could apply to a fund investing in restricted securities. Although it is not believed that the application of the 1933 Act provisions described above would cause a fund to be engaged in the business of underwriting, the policy in (2) above will be interpreted not to prevent the fund from engaging in transactions involving the acquisition or disposition of portfolio securities, regardless of whether the fund may be considered to be an underwriter under the 1933 Act.

With respect to the fundamental policy relating to lending set forth in (3) above, the 1940 Act does not prohibit a fund from making loans; however, SEC staff interpretations currently prohibit funds from lending more than one-third of their total assets, except through the purchase of debt obligations or the use of repurchase agreements. (A repurchase agreement is an agreement to purchase a security, coupled with an agreement to sell that security back to the original seller on an agreed-upon date at a price that reflects current interest rates. The SEC frequently treats repurchase agreements as loans.) While lending securities may be a source of income to a fund, as with other extensions of credit, there are risks of delay in recovery or even loss of rights in the underlying securities should the borrower fail financially. However, loans would be made only when the fund’s manager or a subadviser believes the income justifies the attendant risks. The fund also will be permitted by this policy to make loans of money, including to other funds. The policy in (3) above will be interpreted not to prevent the fund from purchasing or investing in debt obligations and loans. In addition, collateral arrangements with respect to options, forward currency and futures transactions and other derivative instruments, as well as delays in the settlement of securities transactions, will not be considered loans.

With respect to the fundamental policy relating to issuing senior securities set forth in (4) above, “senior securities” are defined as fund obligations that have a priority over the fund’s shares with respect to the payment of dividends or the distribution of fund assets. The 1940 Act prohibits a fund from issuing senior securities except that the fund may borrow money in amounts of up to one-third of the fund’s total assets from banks for any purpose. A fund also may borrow up to 5% of the fund’s total assets from banks or other lenders for temporary purposes, and these borrowings are not considered senior securities. The issuance of senior securities by a fund can increase the speculative character of the fund’s outstanding shares through leveraging. Leveraging of a fund’s portfolio through the issuance of senior securities magnifies the potential for gain or loss on monies, because even though the fund’s net assets remain the same, the total risk to investors is increased. Certain widely used investment practices that involve a commitment by a fund to deliver money or securities in the future are not considered by the SEC to be senior securities, provided that a fund segregates cash or liquid securities in an amount necessary to pay the obligation or the fund holds an offsetting commitment from another party. These investment practices include repurchase and reverse repurchase agreements, swaps, dollar rolls, options, futures and forward contracts. The policy in (4) above will be interpreted not to prevent collateral arrangements with respect to swaps, options, forward or futures contracts or other derivatives, or the posting of initial or variation margin.

With respect to the fundamental policy relating to real estate set forth in (5) above, the 1940 Act does not prohibit a fund from owning real estate. Investing in real estate may involve risks, including that real estate is generally considered illiquid and may be difficult to value and sell. Owners of real estate may be subject to various liabilities, including environmental liabilities. The policy in (5) above will be interpreted not to prevent the fund from investing in real estate-related companies, companies whose businesses consist in whole or in part of investing in real estate, instruments (like mortgages) that are secured by real estate or interests therein, or real estate investment trust securities.

With respect to the fundamental policy relating to commodities set forth in (6) above, the 1940 Act does not prohibit a fund from owning commodities, whether physical commodities and contracts related to physical commodities (such as oil or grains and related futures contracts), or financial commodities and contracts related to financial commodities (such as currencies and, possibly, currency futures). If a fund were to invest in a physical commodity or a physical commodity-related instrument, the fund would be subject to the additional risks of the particular physical commodity and its related market. The value of commodities and commodity-related instruments may be extremely volatile and may be affected either directly or indirectly by a variety of factors. There also may be storage charges and risks of loss associated with physical commodities. The policy in (6) above will be interpreted to permit investments in ETFs that invest in physical and/or financial commodities.

With respect to the fundamental policy relating to concentration set forth in (7) above, the 1940 Act does not define what constitutes “concentration” in an industry. The SEC staff has taken the position that investment of 25% or more of a fund’s total assets in one or more issuers conducting their principal activities in the same industry or group of industries constitutes concentration. It is possible that interpretations of concentration could change in the future. A fund that invests a significant percentage of its total assets in a single industry may be particularly susceptible to adverse events affecting that industry and may be more risky than a fund that does not concentrate in an industry. The policy in (7) above will be interpreted to refer to concentration as that term may be interpreted from time to time. The policy also will be interpreted to permit investment without limit in securities of the U.S. government and its agencies or instrumentalities and repurchase agreements collateralized by any such obligations. Accordingly, issuers of the foregoing securities will not be considered to be members of any industry. The policy also will be interpreted to give broad authority to the fund as to how to classify issuers within or among industries. When identifying industries for purposes of its concentration policy, the fund may rely upon available industry classifications. As of the date of this SAI, the fund relies primarily on the Bloomberg L.P. (“Bloomberg”) classifications, and, with respect to securities for which no industry classification under Bloomberg is available or for which the Bloomberg classification is determined not to be appropriate, the fund may use industry classifications published by another source, which, as of the date of this SAI, is MSCI Global Industry Classification Standard. As of the date of this SAI, the fund’s adviser may assign an industry classification for an ETF in which the fund invests based on the constituents of the index on which the ETF is based. The fund may change any source used for determining industry classifications without shareholder approval.

With respect to the fundamental policy relating to investments designed to provide exposure to ILWs in (8) above, ILWs are seasonal in nature and it is expected that there will be periods during which the fund is temporarily invested (directly or indirectly through structured investments) largely or entirely in cash and/or cash equivalents, and that those periods may be as long as several months. The fund’s direct and/or indirect investments in cash and/or cash equivalents during such periods will not constitute a violation of the policy in (8) above.

Pursuant to Rule 23c-3 under the 1940 Act, the fund has also adopted the following fundamental investment policies relating to periodic repurchase offers, which may not be changed without a vote of a majority of the outstanding voting securities:

(i)	the fund will make repurchase offers at periodic intervals pursuant to Rule 23c-3 under the 1940 Act, as that Rule may be amended from time to time, and as it is interpreted by the SEC, SEC staff or other authority of competent jurisdiction, and in accordance with any exemptive or other relief or permission from the SEC, SEC staff or other authority of competent jurisdiction;

(ii)	the periodic interval between repurchase request deadlines will be three months;

(iii)	the repurchase request deadline (as defined in Rule 23c-3 under the 1940 Act) for each repurchase offer will be no earlier than the 21st day after the issuance of notification of the repurchase offer (or the next business day if the 21st day is not a business day); and

(iv)	each repurchase pricing date (as defined in Rule 23c-3) will be not later than the 14th day after the preceding repurchase request deadline (or the next business day if the 14th day is not a business day).

The fund’s fundamental policies are written and will be interpreted broadly. For example, the policies will be interpreted to refer to the 1940 Act and the related rules as they are in effect from time to time, and to interpretations and modifications of or relating to the 1940 Act by the SEC, SEC staff or other authority of competent jurisdiction as they are given from time to time. When a policy provides that an investment practice may be conducted as permitted by the 1940 Act, the policy will be interpreted to mean either that the 1940 Act expressly permits the practice or that the 1940 Act does not prohibit the practice.

NON-DIVERSIFICATION

The fund is currently classified as a non-diversified fund under the 1940 Act. A non-diversified fund can invest a greater portion of its assets in a single issuer or a limited number of issuers than may a diversified fund. As a consequence, a non-diversified fund is subject to greater risk than a diversified fund. A diversified fund may not purchase securities of an issuer (other than obligations issued or guaranteed by the U.S. government, its agencies or instrumentalities) if, with respect to 75% of the fund’s total assets, (a) more than 5% of the fund’s total assets would be invested in securities of that issuer, or (b) the fund would hold more than 10% of the outstanding voting securities of that issuer. Under the 1940 Act, the fund may change its classification from non-diversified to diversified without shareholder approval.

TRUSTEES AND OFFICERS

The Trustees and officers of the fund, their principal occupations during the past five years, and their affiliations, if any, with City National Rochdale are set forth below. The persons listed below may have held other positions with their employers named below during the relevant periods. Trustees who are “interested persons” of the fund, within the meaning of the 1940 Act, are referred to as Interested Trustees. Trustees who are not interested persons of the fund are referred to as Independent Trustees. The address for the Trustees and the officers of the fund is 400 North Roxbury Drive, Beverly Hills, California 90210, unless otherwise noted.

Name and Age	Position(s) Held with the Fund	Term of Office and Length of Time Served	Principal Occupation(s) During the Past 5 Years	Number of Portfolios in Fund Complex(1) Overseen by Trustee	Other Directorships Held by Trustee During Past 5 Years

Independent Trustees:
Daniel A. Hanwacker Age: 64	Trustee	Since 2016	CEO and President, Hanwacker Associates, Inc. (asset management consulting and executive search services) (2001-present). Managing Director - Asset Management, Putnam Lovell Securities (2000-2001). Co-Founding Partner, Constellation Financial Management Co., LLC (1995-2000).	16	Rochdale Investment Trust (2011-2013)

Jon C. Hunt Age: 65	Trustee	Since 2016	Retired (2013-present). Consultant to Management, Convergent Capital Management, LLC (“CCM”) (2012-2013). Managing Director and Chief Operating Officer, CCM (1998-2012).	16	Nuveen Commodities Asset Management, member of Independent Committee (2012-2016); Advisor’s Inner Circle Fund III (2014-present);

Name and Age	Position(s) Held with the Fund	Term of Office and Length of Time Served	Principal Occupation(s) During the Past 5 Years	Number of Portfolios in Fund Complex(1) Overseen by Trustee	Other Directorships Held by Trustee During Past 5 Years
					O’Connor EQUUS (2014-2016); Winton Series Trust and Winton Diversified Opportunities Fund, Lead Independent Trustee (2015-present); Gallery Trust (2016-present)

Vernon C. Kozlen Age: 72	Trustee Chairman	Since 2016	Retired (2007-present). President and Chief Executive Officer, City National Rochdale Funds (2000-2007). Executive Vice President and Director of Asset Management Development, City National Bank (“CNB”) (1996-2007). Director, Reed, Conner & Birdwell LLC (2000-2007), and Convergent Capital Management, LLC (2003-2007). Chairman of the Board, City National Asset Management, Inc. (2001-2005). Chairman of the	16	Windermere Jupiter Fund, LLC, CMS/Ironwood Multi-Strategy Fund LLC, CMS/Barlow Long-Short Equity Fund, LLC(2)

Name and Age	Position(s) Held with the Fund	Term of Office and Length of Time Served	Principal Occupation(s) During the Past 5 Years	Number of Portfolios in Fund Complex(1) Overseen by Trustee	Other Directorships Held by Trustee During Past 5 Years
			Board, City National Securities, Inc. (1999-2005). Director, City National Asset Management, Inc. (2001-2006), and City National Securities, Inc. (1999-2006).

Jay C. Nadel Age: 57	Trustee	Since 2016	Financial Services Consultant (2005-present). Executive Vice President, Bank of New York Broker-Dealer and Member of the Operating Committee (2002-2004). Weiss, Peck & Greer, Partner, Managing Director and Chair of the Operations Committee (1986-2001).	16	Advisor’s Inner Circle Fund III (2016-present); Winton Series Trust and Winton Diversified Opportunities Fund (2016-present); Gallery Trust (2016-present); Lapolla Industries, Inc. (2007-present); Rochdale Investment Trust (2011-2013)

James R. Wolford Age: 61	Trustee	Since 2016	Chief Executive Officer of Corinthian Development	16	None

Name and Age	Position(s) Held with the Fund	Term of Office and Length of Time Served	Principal Occupation(s) During the Past 5 Years	Number of Portfolios in Fund Complex(1) Overseen by Trustee	Other Directorships Held by Trustee During Past 5 Years
Company (December 2013-present). President, Chief Operating Officer and Chief Financial Officer, Thompson National Properties (2011-2013). Chief Financial Officer, Pacific Office Properties, a real estate investment trust (2010-2011). Chief Financial Officer, Bixby Land Company, a real estate company (2004-2010). Regional Financial Officer, AIMCO, a real estate investment trust (2004). Chief Financial Officer, DBM Group, a direct mail marketing company (2001-2004). Senior Vice President and Chief Operating Officer, Forecast

Name and Age	Position(s) Held with the Fund	Term of Office and Length of Time Served	Principal Occupation(s) During the Past 5 Years	Number of Portfolios in Fund Complex(1) Overseen by Trustee	Other Directorships Held by Trustee During Past 5 Years
			Commercial Real Estate Service, Inc. (2000-2001). Senior Vice President and Chief Financial Officer, Bixby Ranch Company (1985-2000).

Interested Trustee:

Andrew S. Clare(3) Age: 70	Trustee	Since 2016	Attorney and partner, Loeb & Loeb LLP, a law firm (1972-present).	16	None

(1)	“Fund complex” is defined as two or more registered investment companies that hold themselves out to investors as related companies or have a common investment adviser or affiliated investment advisers and in this case includes series of City National Rochdale Funds and the following registered closed-end funds: City National Rochdale High Yield Alternative Strategies Master Fund LLC, City National Rochdale High Yield Alternative Strategies Fund LLC, City National Rochdale High Yield Alternative Strategies Fund TEI LLC and City National Rochdale Structured Claims Fixed Income Fund LLC.
(2)	Convergent Wealth Advisors, LLC, which is under common control with CNB, serves as investment adviser to Windermere Jupiter Fund, LLC, CMS/Ironwood Multi-Strategy Fund, LLC and CMS/Barlow Long-Short Equity Fund, LLC, each of which is a private investment fund.
(3)	Mr. Clare is an “interested person” of the fund, as defined in the 1940 Act, by virtue of the provision of significant legal services by him and his law firm to CNB.

Name and Age	Position(s) Held with the Fund	Term of Office(1) and Length of Time Served	Principal Occupation(s) During Past 5 Years

Officers:

Garrett R. D’Alessandro Age: 59	President and Chief Executive Officer	Since 2016	Chief Executive Officer, City National Rochdale (1986- present); Chief Investment Officer, City National Rochdale (April 2016-present); President and Chief Executive Officer, City National Rochdale Funds (2013-present).

Eric Kleinschmidt SEI Investments One Freedom Valley Drive Oaks, Pennsylvania 19456 Age: 48	Treasurer	Since 2016	Treasurer, City National Rochdale Funds (2005-present); Director of Fund Accounting, SEI Investments Company (2004-present); Manager of Fund Accounting, SEI Investments (1999-2004).

F. Michael Gozzillo Age: 51	Vice President; Chief Compliance Officer (“CCO”); Anti-Money Laundering Officer & Identity Theft Program Officer	Since 2016	Senior Vice President & Chief Compliance Officer, City National Rochdale (2012-present); CCO, Symphonic Financial Advisers LLC (2013-present); CCO, City National Rochdale Funds, City National Rochdale High Yield Alternative Strategies Master Fund LLC, City National Rochdale High Yield Alternative Strategies Fund LLC, City National Rochdale High Yield Alternative Strategies Fund TEI

Name and Age	Position(s) Held with the Fund	Term of Office(1) and Length of Time Served	Principal Occupation(s) During Past 5 Years
LLC, City National Rochdale Structured Claims Fixed Income Fund LLC and City National Rochdale International Trade Fixed Income Fund (2013-present); Director & Compliance Officer, TIAA-CREF (2008-2012); CCO, TIAA-CREF Life Insurance Co. Separate Accounts (2009-2012).

Lisa Whittaker SEI Investments One Freedom Valley Drive Oaks, Pennsylvania 19456 Age: 38	Vice President and Assistant Secretary	Since 2016	Attorney, SEI Investments Company (2012-present); Vice President and Assistant Secretary, City National Rochdale Funds (2012-present); Associate Counsel, The Glenmede Trust Company (2011-2012); Associate, Drinker Biddle & Reath LLP (2006-2011).

Name and Age	Position(s) Held with the Fund	Term of Office(1) and Length of Time Served	Principal Occupation(s) During Past 5 Years
Mitchell Cepler Age: 34	Vice President and Assistant Treasurer	Since 2016	Vice President and Assistant Treasurer, City National Rochdale Funds (2015-present); Group Finance Manager, City National Rochdale (2011-present); Manager, Financial Planning and Analysis, ESP Technologies Corporation (2008-2011).

Kurt Hawkesworth Age: 45	Vice President and Secretary	Since 2016	Vice President and Secretary, City National Rochdale Funds (2013-present); Chief Operating Officer, City National Rochdale (2003-present).

Anthony Sozio Age: 45	Vice President and Assistant Secretary	Since 2016	Vice President and Assistant Secretary, City National Rochdale Funds (2013-present); Assistant Vice President of Registered Fund Operations, City National Rochdale (1998-present).

(1)	Each officer serves until removed by the Board or the principal executive officer of the fund, or until such officer resigns.

The Board of Trustees has responsibility for the overall management and operations of the fund, including oversight of the valuation of the fund’s portfolio securities. The Board establishes the fund’s policies and meets regularly to review the activities of the officers, who are responsible for day-to-day operations of the fund.

The Trustees were selected with a view towards establishing a board that would have the broad experience needed to oversee a registered investment company comprised of multiple series employing a variety of different investment strategies. As a group, the Board has extensive experience in many different aspects of the financial services and asset management industries.

The Trustees were selected to join the Board based upon the following factors, among others: character and integrity; willingness to serve and willingness and ability to commit the time necessary to perform the duties of a Trustee; and with respect to certain persons, satisfying the criteria for not being classified as an “interested person” of the fund, as defined in the 1940 Act. In addition, the following specific experience, qualifications, attributes and/or skills apply as to each Trustee:

•	Mr. Clare, legal background and experience as a corporate and litigation lawyer.

•	Mr. Hanwacker, experience in the asset management industry and as a trustee of Rochdale Investment Trust, a registered investment company the series of which reorganized into certain series of the City National Rochdale Funds on March 29, 2013.

•	Mr. Hunt, executive investment management experience and experience in management of the City National Rochdale Funds and affiliated entities of CNB.

•	Mr. Kozlen, investment management experience as an executive in leadership roles within CNB and affiliated entities, and as past President and Chief Executive Officer and a Trustee of the City National Rochdale Funds.

•	Mr. Nadel, experience in the financial services field and as a trustee of Rochdale Investment Trust.

•	Mr. Wolford, experience as a chief financial officer of various companies and a Trustee of the City National Rochdale Funds.

In its periodic self-assessment of the effectiveness of the Board, the Board considers the complementary individual skills and experience of the individual Trustees primarily in the broader context of the Board’s overall composition, seeking to ensure that the Board, as a body, possesses the appropriate (and appropriately diverse) skills and experience to oversee the business of the series of the fund. The summaries set forth above as to the qualifications, attributes and skills of the Trustees are required by the registration form adopted by the SEC and do not impose any greater responsibility or liability on any such person or on the Board as a whole than would otherwise be the case.

Five of the six Board members are Independent Trustees. Vernon C Kozlen, an Independent Trustee, serves as Chairperson of the Board. The Chairperson serves as a key point person for dealings between the fund’s management and the other Independent Trustees. Through the committees of the Board, the Independent Trustees consider and address important matters involving the fund, including those presenting conflicts or potential conflicts of interest. The Independent Trustees also regularly meet outside the presence of management and are advised by independent legal counsel. The Board has determined that its organization and leadership structure are appropriate in light of its fiduciary and oversight obligations and the special obligations of the Independent Trustees. The Board believes that its structure facilitates the orderly and efficient flow of information to the Independent Trustees from management.

Committees of the Board of Trustees

The Board has an Audit Committee, comprised solely of the Independent Trustees. The Committee makes recommendations to the Board of Trustees with respect to the engagement of the fund’s independent registered public accounting firm, approves all auditing and other services provided to the fund by its independent registered public accounting firm, and reviews with the independent registered public accounting firm the plan and results of the audit engagement and matters having a material effect on the fund’s financial operations. The Board has designated James R. Wolford as the fund’s “audit committee financial expert,” as defined in Form N-CSR under the 1940 Act, based on the Board’s review of their qualifications.

The Board has an Investment Committee, comprised of all of the Trustees. The Committee monitors on an ongoing basis the investment operations of the fund, including matters such as the fund’s adherence to its investment mandates, historical performance of the Adviser, changes in investment processes and personnel, appropriate benchmarks, and proposed changes in investment objective and strategies. The Committee also reviews any changes in the fund’s sub-advisers proposed by the Adviser, including hiring of any sub-advisers and termination of any sub-advisers, and makes such recommendations to the Board regarding the proposed changes as it deems appropriate.

The Board has a Nominating Committee, comprised solely of the Independent Trustees. The Committee periodically reviews such issues as the Board’s composition, responsibilities, committees and other relevant issues, and recommends any appropriate changes to the Board of Trustees.

The Board has adopted the following procedures by which shareholders may recommend nominees to the Board of Trustees. While the Nominating Committee normally is able to identify from its own resources an ample number of qualified candidates, it will consider shareholder suggestions of persons to be considered as nominees to fill future vacancies on the Board, so long as the shareholder or shareholder group submitting a proposed nominee beneficially owns more than 5% of the fund’s voting shares and has held such shares continuously for two years, and is not an adverse holder (i.e., the shareholder or shareholder group has acquired such shares in the ordinary course of business and not with the purpose nor with the effect of changing or influencing the control of the fund). No eligible shareholder or shareholder group may submit more than one independent Board member nominee each year. Such suggestions must be sent in writing to the fund’s Secretary, and must be accompanied by the shareholder’s contact information, the nominee’s contact information and number of fund shares owned by the nominee, all information regarding the nominee that would be required to be disclosed in solicitations of proxies for elections of directors required under the Securities Exchange Act of 1934, as amended (the “Exchange Act”), and a notarized letter from the nominee stating his or her intention to serve as a nominee and be named in the fund’s proxy statement, if so designated by the Nominating Committee and the Board of Trustees.

Risk Management

Consistent with its responsibility for oversight of the fund in the interests of shareholders, the Board among other things oversees risk management of the fund’s investment program and business affairs directly and through the Audit Committee. The Board has emphasized to City National Rochdale the importance of maintaining vigorous risk management programs and procedures.

The fund faces a number of risks, such as investment risk, valuation risk, reputational risk, risk of operational failure or lack of business continuity, and legal, compliance and regulatory risk. Risk management seeks to identify and address risks, i.e., events or circumstances that could have material adverse effects on the business, operations, shareholder services, investment performance or reputation of the fund. Under the overall supervision of the Board, City National Rochdale and other service providers to the fund employ a variety of processes, procedures and controls to identify various of those possible events or circumstances, to ensure such risks are appropriate, and where appropriate to lessen the probability of their occurrence and/or to mitigate the effects of such events or circumstances if they do occur. Different processes, procedures and controls are employed with respect to different types of risks. Various personnel, including the fund’s CCO, City National Rochdale’s management, and other service providers (such as the fund’s independent registered public accounting firm) make periodic reports to the Board or to the Audit Committee with respect to various aspects of risk management. The Board recognizes that not all risks that may affect the fund can be identified, that it may not be practical or cost-effective to eliminate or mitigate certain risks, that it may be necessary to bear certain risks (such as investment-related risks) to achieve the fund’s investment objective, and that the processes, procedures and controls employed to address certain risks may be limited in their effectiveness. Moreover, reports received by the Trustees as to risk management matters are typically summaries of the relevant information. As a result of the foregoing and other factors, the Board’s risk management oversight is subject to substantial limitations.

Stock Ownership of Trustees

Information relating to each Trustee’s share ownership in the fund and in all funds advised by the Adviser as of December 31, 2016 is set out in the chart below.

Name	Dollar Range of Equity Securities in the Fund	Aggregate Dollar Range of Equity Securities in All Registered Investment Companies Overseen by Trustee in Family of Investment Companies
Independent Trustees:
Daniel A. Hanwacker	None	None
Jon C. Hunt	None	$50,001-$100,000
Vernon C. Kozlen	None	Over $100,000
Jay C. Nadel	None	Over $100,000
James R. Wolford	None	None
Interested Trustee:
Andrew S. Clare	None	None

The term “family of investment companies” means any two or more registered investment companies that share the same investment adviser or principal underwriter and hold themselves out to investors as related companies for purposes of investment and investor services.

As of the date of this SAI, none of the Trustees and officers of the fund owned any outstanding shares of the fund. As of the date of this SAI, none of the Independent Trustees of the fund or their immediate family members owned beneficially or of record any securities in the Adviser.

INVESTMENT ADVISER AND OTHER FUND SERVICE PROVIDERS

City National Rochdale serves as the investment adviser to the fund. The fund and the Adviser entered into an Advisory Agreement (the “Advisory Agreement”) dated as of [                    ], regarding the fund.

The Adviser provides a continuous investment program of general investment and economic advice regarding the fund’s investment strategies, manages the fund’s investment portfolio and provides other services necessary to the operation of the fund. As of [        ] [    ], 2016, the Adviser had approximately $[        ] billion in assets under management. City National Rochdale, founded in the early 1950s, is a federally chartered commercial bank with approximately $[        ] billion in assets under administration, which includes $[        ] billion in assets under management, as of [        ] [    ], 2016. City National Rochdale is a wholly-owned indirect subsidiary of RBC USA Holdco Corporation, which is a wholly-owned indirect subsidiary of Royal Bank of Canada. Royal Bank of Canada has approximately $[        ] billion Canadian dollars in assets under administration, which includes $[        ] billion Canadian dollars in assets under management, as of [        ] [    ], 2016.

The fee payable under the Advisory Agreement with respect to the fund is described in the Prospectus.

The Advisory Agreement provides that the Adviser shall not be liable for any error of judgment or mistake of law, or for any loss arising out of any investment or for any act or omission in the execution of securities transactions for the fund or in the performance of its other services thereunder, except a loss resulting from willful misfeasance, bad faith or gross negligence on the part of the Adviser in the performance of its duties or from reckless disregard of its duties and obligations thereunder.

The Advisory Agreement is in effect with respect to the fund for a two-year term (the “Initial Term”) from its effective date, and thereafter continues in effect for one-year terms subject to annual approval (1) by the vote of a majority of the Trustees or by the vote of a majority of the outstanding voting securities of the fund and (2) by the vote of a majority of the Trustees who are not parties to the Advisory Agreement or “interested persons” (as that term is defined in the 1940

Act) of any party thereto, cast in person at a meeting called for the purpose of voting on such approval. The Advisory Agreement may be terminated with respect to the fund at any time upon 60 days’ notice by either party or by a vote of a majority of the outstanding shares of the fund, and will terminate automatically upon its “assignment” (as such term is defined in the 1940 Act).

The Adviser is responsible for payment of all expenses it may incur in performing services under the Advisory Agreement. The Adviser also pays the fund’s office rent and provides investment advisory, research and statistical facilities and all clerical services relating to research, statistical and investment work. To the extent applicable, the Adviser will pay all compensation, fees and expenses of any of its directors, officers and employees, who may be elected as Trustees or officers of the fund, with the exception of the fund’s allocable share of the compensation, and fees and expenses of the fund’s chief compliance officer as determined by the Board.

The Advisory Agreement provides that the fund is responsible for payment of all expenses it may incur in its operation and all of its general administrative expenses except those expressly assumed by the Adviser, as described in the preceding paragraph. These include (by way of description and not of limitation) the fund’s organizational expenses, costs and expenses relating to the registration and qualification of the fund’s shares for sale under federal and state securities laws, expenses of portfolio transactions, the fund’s allocable share of compensation, fees and reimbursements paid to the fund’s Trustees, cost of auditing services, legal expenses, charges of the custodian and transfer agent, investment advisory fees, shareholder servicing costs, pricing costs (including the daily calculation of NAV), federal, state and local tax and costs of tax returns and reports, interest on borrowings by the fund, certain insurance premiums, cost of maintenance of corporate existence, investor services (including allocable personnel and telephone expenses), costs of printing and mailing updated fund prospectuses to shareholders, costs of preparing, printing, and mailing proxy statements and shareholder reports to shareholders, the cost of paying dividends, capital gains distribution, costs of Trustee, Board committee and shareholder meetings, dues to trade organizations, and any extraordinary expenses, including litigation costs in legal actions involving the fund, or costs related to indemnification of Trustees, officers and employees of the fund.

The Adviser also may act as an investment adviser or administrator to other persons, entities, and corporations, including other investment companies.

The use of the name “City National Rochdale” by the fund is pursuant to the consent of the Adviser, which may be withdrawn if the Adviser ceases to be the Adviser of the fund.

Administration Agreement

The fund and SEI Investments Global Funds Services (the “Administrator”) have entered into an administration agreement (the “Administration Agreement”). Under the Administration Agreement, the Administrator provides the fund with administrative services, fund accounting, regulatory reporting, necessary office space, equipment, personnel, compensation and facilities.

The Administration Agreement provides that the Administrator shall not be liable for any error of judgment or mistake of law or for any loss suffered by the fund in connection with the matters to which the Administration Agreement relates, except a loss resulting from willful misfeasance, bad faith or gross negligence on the part of the Administrator in the performance of its duties or from reckless disregard by it of its duties and obligations thereunder. The Administration Agreement shall remain in effect for a period of three years after the effective date of the agreement and shall continue in effect for successive renewal terms of two years each, unless terminated by mutual agreement, by either party on not less than 60 days’ prior written notice to the other party, upon the liquidation of the fund, upon the liquidation of the Administrator, or upon 45 days’ written notice following an uncured material breach.

The Administrator is entitled to fees calculated based upon the aggregate average daily net assets (“Assets”) of the fund, subject to a minimum annual fee. The Administrator may waive its fee or reimburse various expenses to the extent necessary to limit the total operating expenses of the fund’s shares.

The Administrator, a Delaware statutory trust, has its principal business offices at One Freedom Valley Drive, Oaks, Pennsylvania 19456. SEI Investments Management Corporation (“SIMC”), a wholly-owned subsidiary of SEI Investments Company (“SEI Investments”), is the owner of all beneficial interest in the Administrator. SEI Investments and its subsidiaries and affiliates, including the Administrator, are leading providers of fund evaluation services, trust accounting systems, and brokerage and information services to financial institutions, institutional investors, and money managers.

Distributor

SEI Investments Distribution Co. (the “Distributor”), a wholly-owned subsidiary of SEI Investments, and the fund are parties to a distribution agreement (the “Distribution Agreement”) with respect to shares of the fund. The Distribution Agreement is renewable annually by approval of the Board and of the Independent Trustees. The Distribution Agreement may be terminated by the Distributor, by a majority vote of the Independent Trustees who have no financial interest in the Distribution Agreement or by a majority vote of the outstanding securities of the fund upon not more than 60 days’ written notice by either party or upon assignment by the Distributor. The Distributor receives distribution fees under the Distribution Agreement. The Distributor is located at One Freedom Valley Drive, Oaks, Pennsylvania 19456.

Transfer Agent

Pursuant to a transfer agency agreement (the “Transfer Agency Agreement”), U.S. Bancorp Fund Services, LLC (the “Transfer Agent”), located at 615 East Michigan Street, Milwaukee, Wisconsin 53202, serves as the fund’s transfer agent. Under the Transfer Agency Agreement, the fund will reimburse the Transfer Agent for its cost of providing such services to the fund. The transfer agency agreement may be terminated by the fund or the Transfer Agent (without penalty) at any time upon not less than 60 days’ prior written notice to the other party to the agreement.

Custodian

U.S. Bank, N.A. (the “Custodian”), located at 1555 N. Rivercenter Drive, Milwaukee, Wisconsin 53212, serves as the fund’s custodian. The custodian’s responsibilities include safekeeping and controlling the fund’s cash and securities, handling the receipt and delivery of securities, and collecting interest and dividends on the fund’s investments.

Independent Registered Public Accounting Firm

The fund’s independent registered public accounting firm, [    ], audits and reports on the annual financial statements of the fund and may also perform other professional accounting, auditing, tax, and advisory services when engaged to do so by the fund. Shareholders will be sent audited annual and unaudited semi-annual financial statements. The address of [    ] is [                    ].

Code of Ethics

Each of the fund, the Adviser and the Distributor has adopted codes of ethics which contains policies on personal securities transactions by “access persons.” These policies comply in all material respects with Rule 17j-1 under the 1940 Act. Each code of ethics, among other things, permits access persons to invest in certain securities, subject to various restrictions and requirements.

Proxy Voting

The Board has adopted policies and procedures with respect to voting proxies relating to portfolio securities held by the fund, pursuant to which the Board has delegated the responsibility for voting such proxies to the Adviser as a part of the Adviser’s general management of the fund, subject to the Board’s continuing oversight.

A conflict of interest may be deemed to occur when the Adviser or one of its affiliated persons has a financial interest in a matter presented by a proxy to be voted on behalf of the fund, which may compromise the Adviser’s independence of judgment and action in judging the proxy. If such a conflict occurs, the Adviser is required to submit a report to the Board indicating the nature of the conflict of interest and how it was resolved.

Information on how the fund voted proxies relating to portfolio securities during the 12-month period ended June 30 will be available (1) without charge, upon request, by calling (888) 889-0799 or (800) 445-1341, (2) on the fund’s website at www.citynationalrochdalefunds.com, and (3) on the SEC’s website at www.sec.gov.

Certain information regarding the proxy voting policies of the Adviser is included as “Appendix B” to this SAI.

PORTFOLIO MANAGEMENT

Other Accounts Managed by the Portfolio Managers

The table below indicates, for the portfolio managers of the fund, information about the accounts other than the fund over which the portfolio manager has day-to-day investment responsibility. All information on the number of accounts and total assets in the table is as of December 31, 2016.

Portfolio Manager	Type of Accounts	Number of Accounts Managed	Total Assets Managed (millions) ($)	Number of Accounts Managed for which Advisory Fee is Performance- Based	Assets Managed for which Advisory Fee is Performance- Based (millions) ($)
Garrett R. D’Alessandro	Registered investment companies	4	2,273.7	0	0
	Other pooled investment vehicles	0	0	0	0
	Other accounts	103	237.2	0	0
Thomas H. Ehrlein	Registered investment companies	0	0	0	0
	Other pooled investment vehicles	0	0	0	0
	Other accounts	0	0	0	0

Potential Conflicts of Interest

Portfolio managers who have day-to-day management responsibilities with respect to the fund and one or more other accounts may be presented with several potential or actual conflicts of interest.

The management of the fund and other accounts may result in a portfolio manager devoting unequal time and attention to the management of the fund and other account(s). In approving the Advisory Agreement, the Board of Trustees was satisfied that each portfolio manager would be able to devote sufficient attention to the management of the fund, and that the Adviser seeks to manage such competing interests for the time and attention of portfolio managers.

The appearance of a conflict of interest may also arise where the Adviser has an incentive, such as a performance-based management fee, which relates to the management of one or more, but not to all, accounts with respect to which a portfolio manager has day-to-day management responsibilities. For example, an investment professional may devote more time to developing and analyzing investment strategies and opportunities or allocating securities preferentially to the account for which the Adviser could share in investment gains.

Each of the fund and the Adviser has adopted certain compliance policies and procedures designed to address the conflicts described above, including policies and procedures designed to ensure that investment opportunities are allocated equitably among different customer accounts and that no one client is favored over another. In addition, management of the Adviser meet periodically to identify and evaluate potential conflicts of interest. However, there is no guarantee that such policies and procedures will detect each and every situation in which a conflict arises.

Compensation of Portfolio Managers

City National Rochdale is a wholly-owned subsidiary of CNB. The compensation received from CNB by all City National Rochdale employees, including each of the fund’s portfolio managers, consists of base cash salaries and annual cash bonuses based on the investment professional’s assigned portfolios’ investment performance, his/her contribution to investment strategy and research, client retention, teamwork, and overall participation in CNB’s investment division’s activities. Investment professionals are also eligible to participate in CNB’s stock option program, which provides for an annual stock grant based on individual performance, and corporate profit sharing program, which is a qualified defined contribution plan available to all CNB employees who are entitled to receive paid vacation. An eligible employee may defer a portion of his or her pay into the plan, a portion of which is matched by CNB. In addition, CNB may make discretionary contributions (“employer contributions”) each year equal to a portion of its consolidated net profits, subject to an overall maximum percentage of compensation. Employer contributions vest over a period of five years of service with CNB.

Share ownership by portfolio managers

The following table indicates as of [        ] [    ], 2016 the value, within the indicated range, of shares of the fund beneficially owned by the portfolio managers.

Portfolio Manager	Dollar Range of Equity Securities in the Fund

PORTFOLIO TRANSACTIONS

Portfolio transactions are undertaken principally to: pursue the investment objective of the fund; invest money obtained from the sale of the fund’s shares; reinvest proceeds from maturing, or the sale of, portfolio securities; and meet redemptions of the fund’s shares. Portfolio transactions may increase or decrease the returns of the fund depending upon management’s ability correctly to time and execute them.

The Adviser, in effecting purchases and sales of portfolio securities for the accounts of the fund, seeks to obtain best execution under the circumstances then prevailing. Subject to the supervision of the Board, the Adviser generally select broker-dealers for the fund primarily on the basis of the quality and reliability of services provided, including but not limited to execution capability and financial responsibility. The Adviser annually performs a formal review of the broker-dealers used by it with respect to the fund, and performs informal reviews of the broker-dealers on an on-going basis.

While the fund’s general policy is to seek to obtain the most favorable execution available, in selecting a broker-dealer to execute portfolio transactions, weight may also be given to the ability of a broker-dealer to furnish research, brokerage and statistical services to the fund or to the Adviser, even if the specific services were not provided just to the fund and may be lawfully and appropriately used by the Adviser in advising other clients. The Adviser considers such information, which is in addition to, and not in lieu of, the services required to be performed by it under the Advisory Agreement, as appropriate, to be useful in varying degrees, but of indeterminable value. In negotiating any commissions with a broker, the fund may therefore pay a higher commission or spread than would be the case if no weight were given to the furnishing of these supplemental services, provided that the amount of such commission has been determined in good faith by the Adviser to be reasonable in relation to the value of the brokerage and/or research services provided by such broker-dealer, which services either produce a direct benefit to the fund or assist the Adviser in carrying out its responsibilities to the fund or to other discretionary advisory clients of the Adviser. The Adviser complies with Section 28(e) of the Exchange Act in this regard.

Purchases from underwriters will include a commission or concession paid by the issuer to the underwriter, and purchases from dealers serving as market makers will include the spread between the bid and asked prices.

Investment decisions for the fund are reached independently from those for other accounts managed by the Adviser. Such other accounts may also make investments in instruments or securities at the same time as the fund. On occasions when the Adviser determines the purchase or sale of a security to be in the best interest of the fund as well as of other clients, the Adviser, to the extent permitted by applicable laws and regulations, may aggregate the securities to be so purchased or sold in an attempt to obtain the most favorable price or lower brokerage commissions and the most efficient execution. In such event, allocation of the securities so purchased or sold, as well as the expenses incurred in the transaction, will be made by the Adviser in the manner it considers to be the most equitable under the circumstances and consistent with its fiduciary obligations to the fund and to its other participating clients. In some cases this procedure may affect the size or price of the position obtainable for the fund.

The fund does not direct securities transactions to broker-dealers in recognition of the sale of fund shares. However, broker-dealers who execute brokerage transactions for the fund may effect purchases of shares of the fund for their customers. The fund does not use the Distributor to execute its portfolio transactions.

PURCHASE OF SHARES; REPURCHASE OF SHARES

Purchase of Shares

Shares of beneficial interest in the fund are being offered during an initial offering period. Shares will be offered for purchase on a daily basis at the offering price of $10.00 per share during the initial offering period, which is expected to terminate on or about [                    ], or such earlier or later date as the Adviser may determine in its discretion. Subsequent to the initial offering, shares are expected to be offered on a continuous basis at their NAV per share. During any continuous offering, shares may be purchased through the Distributor. The Distributor acts as the distributor of the shares of the fund on a best efforts basis, subject to various conditions, pursuant to the terms of a distributor’s contract with the fund. The Distributor is not obligated to sell any specific amount of shares of the fund. The fund has authorized one or more intermediaries (e.g., brokers, investment advisers, etc. (collectively, “Intermediaries”)), including affiliates of City National Rochdale, to receive orders on its behalf. Such Intermediaries are authorized to designate other Intermediaries to receive orders on the fund’s behalf. The fund will be deemed to have received an order when an authorized broker or, if applicable, a broker’s authorized designee, receives the order. The shares will be offered at the NAV per share calculated each regular business day.

For two years from the date of this Prospectus, the fund will have a cap on assets under management of $500 million. During this time period, the fund will not accept additional assets into the fund above this cap. The fund’s assets under management may exceed $500 million as a result of a change in the value of the fund’s portfolio.

Any continuous offering, if commenced, may be discontinued at any time. The fund and the Distributor will have the sole right to accept orders to purchase shares and reserve the right to reject any order in whole or in part.

Initial purchases are subject to the minimums stated in the Prospectus, except that the Adviser or the Distributor may waive these minimum investment requirements, in their sole discretion.

As stated in the Prospectus, the fund expects to close to daily purchases by new investors upon completion of the initial offering period and only the reinvestment of dividends by existing investors will be permitted upon completion of the initial offering period. Thereafter, the fund generally expects to re-open to new investment and accept orders to purchase shares on a monthly basis. However, the fund’s ability to accept orders to purchase shares may be limited, including during periods when, in the judgment of the Adviser, appropriate investments for the fund are not available.

Share Repurchase

The fund’s shares are not listed and the fund does not currently intend to list its shares for trading on any securities exchange, and does not anticipate that a secondary market will develop for its shares. Neither the Adviser nor the Distributor intends to make a market in the fund’s shares.

In order to provide some liquidity to shareholders, the fund has adopted, pursuant to Rule 23c-3 under the 1940 Act, a fundamental policy, which cannot be changed without shareholder approval, requiring the fund to offer to repurchase at least 5% and up to 25% of its shares at NAV on a regular schedule.

It is also possible that a repurchase offer may be oversubscribed, in which case shareholders may only be able to have a portion of their shares repurchased. In the event a repurchase offer by the fund is oversubscribed, the fund may repurchase, but is not required to repurchase, additional shares up to a maximum amount of 2% of the outstanding shares of the fund. If the fund determines not to repurchase additional shares beyond the repurchase offer amount, or if shareholders submit for repurchase an amount of shares greater than that which the fund is entitled to repurchase, the fund will repurchase the shares submitted for repurchase on a pro rata basis. The fund does not currently expect to offer to repurchase additional shares in the event a repurchase offer is oversubscribed.

PRICING OF SHARES

The NAV of the fund’s shares is determined by dividing the total value of the fund’s portfolio investments, plus cash and other assets, less any liabilities (including accrued expenses or dividends), by the total number of shares outstanding. The fund’s shares are valued as of a particular time (the “Valuation Time”) each day that the New York Stock Exchange (the “NYSE”) opens for business. The Valuation Time is ordinarily at the close of regular trading on the NYSE (normally 4:00 p.m. Eastern time). The fund’s most recent NAV is available on the fund’s website, www.citynationalrochdalefunds.com.

As of the date of SAI, the NYSE is open from Monday through Friday, 9:30 a.m. to 4:00 p.m., Eastern Time, and will generally close on, and in observation of the following holidays: New Year’s Day, Martin Luther King, Jr. Day, Washington’s Birthday, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving Day and Christmas Day.

The Board of Trustees has approved procedures pursuant to which the fund will value its investments. In accordance with these procedures, the fund’s investments for which market quotations are readily available are valued at market value. Market values for various types of securities and other instruments are determined on the basis of closing prices or last sale prices on an exchange or other market, or based on quotes or other market information obtained from quotation reporting systems, established market makers, brokers, data delivery vendors, or pricing services.

bids issued by established market makers and/or insurance companies (or, issued by one broker, insurance or reinsurance company, if only one quote is available) and other available sources. To the extent the fund invests in open-end management companies that are registered under the 1940 Act, the fund’s NAV will be calculated based upon the net asset value of such funds. The prospectuses for such funds explain the circumstances under which they will use fair value pricing and its effects. Short-term debt securities, which have a maturity date of 60 days or less, are valued at amortized cost.

If market quotations are not readily available (including in cases where available market quotations are deemed to be unreliable or infrequent), the fund’s investments will be valued as determined in good faith pursuant to policies and procedures approved by the Board of Trustees (“fair value pricing”). In these circumstances, the fund determines fair value in a manner that seeks to reflect the market value of the security on the valuation date based on consideration of any information or factors it deems appropriate as further described below. For purposes of determining the fair value of securities, the fund may consider, without limitation: (i) indications or quotes from brokers, insurance companies, or reinsurance companies; (ii) valuations provided by a third-party pricing agent; (iii) internal models that take into consideration different factors determined to be relevant by the Adviser; or (iv) any combination of the above. Fair value pricing may require subjective determinations about the value of an asset or liability. The values of the fund’s investments in publicly traded foreign equity securities generally will be determined by a pricing service using pricing models designed to estimate likely changes in the values of those securities between the times in which the trading in those securities is substantially completed and the close of the NYSE. Fair values used to determine the fund’s NAV may differ from quoted or published prices, or from prices that are used by others, for the same investments. The use of fair value pricing may not always result in adjustments to the prices of securities or other assets or liabilities held by the fund.

It is possible that the fair value determined for a security may be materially different than the value that could be realized upon the sale of such security. Thus, fair valuation may have an unintended dilutive or accretive effect on the value of shareholders’ investments in the fund. Information that becomes known to the fund or its agents after the NAV has been calculated on a particular day will not be used to retroactively adjust the price of a security or the NAV determined earlier that day.

It is expected that a substantial portion of the fund’s investments will be in equity-linked notes issued by Special Purpose Entities which have no readily available market quotations. The Special Purpose Entities will hold ILWs, for which market quotations are not readily available, and/or catastrophe bonds, for which prices are generally readily available from third-party pricing services. The fund’s investments in equity-linked notes will priced using a fair valuation methodology and related procedures approve by the Board of Trustees. In pricing an equity-linked note, the fair valuation methodology includes a variety of inputs, including the price of each underlying ILW and/or catastrophe bond held in the Special Purpose Entity, the rate in which the equity-linked note participates in the appreciation or depreciation of the underlying ILWs and/or catastrophe bonds and the indirect fees and expenses indirectly borne by the fund on its investment in the Special Purpose Entity. The underlying ILWs are generally fair valued based upon a third party model that estimates risk dissipation rates and accrued premium income in respect of the ILWs. The fund’s fair value procedures provide that the Adviser’s Fair Value Committee will convene upon the occurrence of an event with the potential to impact an ILW or catastrophe bond to consider any fair value adjustments to the equity-linked note with exposure to the that ILW or catastrophe bond.

It is expected that a substantial portion of the fund’s investments will be U.S. dollar denominated investments. Investments initially valued in currencies other than the U.S. dollar are converted to U.S. dollars using exchange rates obtained from pricing services. As a result, the NAV of the fund’s shares may be affected by changes in the value of currencies in relation to the U.S. dollar. International markets are sometimes open on days when U.S. markets are closed, which means that the value of foreign securities owned by the fund could change on days when fund shares cannot be bought or sold. The value of investments traded in markets outside the U.S. or denominated in currencies other than the U.S. dollar may be affected significantly on a day that the NYSE is closed, and the NAV of the fund’s shares may change on days when an investor is not able to purchase shares or have their shares repurchased by the fund. The calculation of the fund’s NAV may not take place contemporaneously with the determination of the prices of foreign securities used in NAV calculations.

DESCRIPTION OF SHARES

The fund is authorized to issue an unlimited number of common shares, without par value. All shares have equal rights to the payment of dividends and other distributions and the distribution of assets upon liquidation. Shares, when issued and outstanding, will be fully paid and non-assessable. Shareholders are entitled to share pro rata in the net assets of the fund available for distribution to common shareholders upon liquidation of the fund. Common shareholders are entitled to one vote for each share held.

The Adviser provided the initial capital for the fund by purchasing shares of the fund. As of the date of this Prospectus, the Adviser owned 100% of the outstanding shares of the fund. The Adviser may be deemed to control the fund until such time as it owns less than 25% of the outstanding shares of the fund.

The Fund. The fund’s operations are governed by the Declaration of Trust, dated as of December 1, 2016 (referred to in this section as the declaration). A copy of the fund’s Certificate of Trust dated as of December 1, 2016 is on file with the office of the Secretary of State of Delaware.

Delaware law provides a statutory framework for the powers, duties, rights and obligations of the board (referred to in this section as the trustees) and shareholders of the Delaware statutory trust, while the more specific powers, duties, rights and obligations of the trustees and the shareholders are determined by the trustees as set forth in the declaration. Some of the more significant provisions of the declaration are described below.

Shareholder voting. The declaration provides for shareholder voting as required by the 1940 Act or other applicable laws but otherwise permits, consistent with Delaware law, actions by the trustees without seeking the consent of shareholders. The trustees may, without shareholder approval, where approval of shareholders is not otherwise required under the 1940 Act, merge or consolidate the fund into other entities, reorganize the fund or any class into another trust or entity or a series or class of another entity, sell the assets of the fund or any class to another entity, or a series or class of another entity, or terminate the fund.

The fund is not required to hold an annual meeting of shareholders, but the fund will call special meetings of shareholders whenever required by the 1940 Act or by the terms of the declaration. Each share of the fund is entitled to one vote.

Election and removal of trustees. The declaration provides that the trustees may establish the number of trustees and that vacancies on the board may be filled by the remaining trustees, except when election of trustees by the shareholders is required under the 1940 Act. Trustees are then elected by a plurality of votes cast by shareholders at a meeting at which a quorum is present. The declaration also provides that a mandatory retirement age may be set by action of two-thirds of the trustees and that trustees may be removed at any time or for any reason by a majority of the board or by a majority of the outstanding shareholders of the fund.

Amendments to the declaration. The trustees are authorized to amend the declaration without the vote of shareholders, but no amendment may be made that impairs the exemption from personal liability granted in the declaration to persons who are or have been shareholders, trustees, officers or, employees of the fund or that limit the rights to indemnification or insurance provided in the declaration with respect to actions or omissions of persons entitled to indemnification under the declaration prior to the amendment.

Issuance and redemption of shares. The fund may issue an unlimited number of shares for such consideration and on such terms as the trustees may determine. Shareholders are not entitled to any appraisal, preemptive, conversion, exchange or similar rights, except as the trustees may determine. The fund may involuntarily redeem a shareholder’s shares upon certain conditions as may be determined by the trustees, including, for example, if the shareholder fails to provide the fund with identification required by law, or if the fund is unable to verify the information received from the shareholder. Additionally, as discussed below, shares may be redeemed in connection with the closing of small accounts.

Disclosure of shareholder holdings. The declaration specifically requires shareholders, upon demand, to disclose to the fund information with respect to the direct and indirect ownership of shares in order to comply with various laws or regulations, and the fund may disclose such ownership if required by law or regulation.

Series and classes. The declaration provides that the trustees may establish series and classes in addition to those currently established and to determine the rights and preferences, limitations and restrictions, including qualifications for ownership, conversion and exchange features, minimum purchase and account size, expenses and charges, and other features of the series and classes. The trustees may change any of those features, terminate any series or class, combine one or more classes of a series with another class in that series or convert the shares of one class into another class.

Shareholder, trustee and officer liability. The declaration provides that shareholders are not personally liable for the obligations of the fund and requires a fund to indemnify a shareholder against liability arising solely from the shareholder’s ownership of shares in the fund. In addition, the fund will assume the defense of any claim against a shareholder for personal liability at the request of the shareholder. The declaration further provides that no trustee, officer or employee of the fund shall be liable to the fund or any shareholder for any action, failure to act, error or mistake except in cases of bad faith, willful misfeasance, gross negligence or reckless disregard of duty. The declaration requires the fund to indemnify each trustee, director, officer, employee and authorized agent to the fullest extent permitted by law against liability and against all expenses reasonably incurred or paid by him in connection with any claim, action, suit or proceeding in which he becomes involved as a party or otherwise by virtue of his being or having been such a trustee, director, officer, employee, or agent and against amounts paid or incurred by him in settlement thereof. The 1940 Act currently provides that no officer or director shall be protected from liability to the fund or shareholders for willful misfeasance, bad faith, gross negligence, or reckless disregard of the duties of office. The declaration extends to trustees, officers and employees of the fund the full protection from liability that the law allows.

The declaration provides that the appointment, designation or identification of a trustee as chairperson, a member of a committee, an expert, lead independent trustee, or any other special appointment, designation or identification shall not impose any heightened standard of care or liability on such trustee.

Derivative actions. The declaration provides a detailed process for the bringing of derivative actions by shareholders in order to permit legitimate inquiries and claims while avoiding the time, expense, distraction, and other harm that can be caused to the fund or its shareholders as a result of spurious shareholder demands and derivative actions. Prior to bringing a derivative action, a demand by three unrelated shareholders must first be made on the fund’s trustees. The declaration details various information, certifications, undertakings and acknowledgements that must be included in the demand. Following receipt of the demand, the trustees have a period of 90 days, which may be extended by an additional 60 days, to consider the demand. If a majority of the trustees who are considered independent for the purposes of considering the demand determine that maintaining the suit would not be in the best interests of the fund, the trustees are required to reject the demand and the complaining shareholders may not proceed with the derivative action unless the shareholders are able to sustain the burden of proof to a court that the decision of the trustees not to pursue the requested action was not a good faith exercise of their business judgment on behalf of the fund. The declaration further provides that shareholders owning shares representing at least 10% of the voting power of the affected fund must join in bringing the derivative action. If a demand is rejected, the complaining shareholders will be responsible for the costs and expenses (including attorneys’ fees) incurred by the fund in connection with the consideration of the demand, if in the judgment of the independent trustees, the demand was made without reasonable cause or for an improper purpose. If a derivative action is brought in violation of the declaration, the shareholders bringing the action may be responsible for the fund’s costs, including attorneys’ fees.

The declaration further provides that the fund shall be responsible for payment of attorneys’ fees and legal expenses incurred by a complaining shareholder only if required by law, and any attorneys’ fees that the fund is obligated to pay shall be calculated using reasonable hourly rates. The declaration also requires that actions by shareholders against the fund be brought only in the U.S. District Court for the Southern District of New York, or if such action may not be brought in that court, then in the New York Supreme Court sitting in New York County with assignment to the Commercial Division to the extent such assignment is permitted under the Uniform Civil Rules for the Supreme Court, and that shareholders have no right to jury trial for such actions.

TAX STATUS

The following is a summary discussion of certain U.S. federal income tax consequences that may be relevant to a shareholder acquiring, holding or disposing of shares of the fund. This discussion addresses only U.S. federal income tax consequences to U.S. shareholders who hold their shares as capital assets (within the meaning of Section 1221 of the Internal Revenue Code of 1986, as amended (the “Code”)) and does not address all of the U.S. federal income tax consequences that may be relevant to particular shareholders in light of their individual circumstances. This discussion also does not address the tax consequences to shareholders who are subject to special rules, including, without limitation, banks and financial institutions, insurance companies, real estate investment trusts, other regulated investment companies, dealers in securities or foreign currencies, foreign shareholders, shareholders who hold their shares as or in a hedge, a constructive sale, or a conversion transaction, S corporations, shareholders who are subject to the alternative minimum tax, shareholders whose functional currency (as defined in Section 985 of the Code) is not the U.S. dollar, or governments or their agencies or instrumentalities. In addition, the discussion does not address any state, local, or non-U.S. or non-income tax consequences, and it does not address the effect of any treaty. The discussion reflects applicable tax laws of the United States as of the date of this Prospectus, which tax laws may be changed or subject to new interpretations by the courts or the Internal Revenue Service (the “IRS”) retroactively or prospectively. No attempt is made to present a detailed explanation of all U.S. federal income tax concerns affecting the fund and its shareholders. Investors are urged to consult their own tax advisers to determine the specific tax consequences to them of acquiring, holding and disposing of shares in the fund, including the applicable federal, state, local and foreign tax consequences to them and the effect of possible changes in tax laws.

The fund will elect to be treated, and intends to qualify each year, as a “regulated investment company” under Subchapter M of the Code, so that it will not be subject to U.S. federal income tax on income and capital gains distributed as dividends for U.S. federal income tax purposes to shareholders. In order to qualify as a regulated investment company under Subchapter M of the Code, the fund must, among other things, (i) derive at least 90% of its gross income for each taxable year from dividends, interest, payments with respect to certain securities loans, gains from the sale or other disposition of stock, securities or foreign currencies, or other income (including gains from options, futures and forward contracts) derived with respect to its business of investing in such stock, securities or currencies, and net income derived from an interest in a qualified publicly traded partnership (as defined in Section 851(h) of the Code) (the “90% income test”) and (ii) diversify its holdings so that, at the end of each quarter of each taxable year (subject to certain exceptions and special rules): (a) at least 50% of the value of the fund’s total assets is represented by (1) cash and cash items, U.S. government securities, securities of other regulated investment companies, and (2) other securities, with such other securities limited, in respect of any one issuer, to an amount not greater than 5% of the value of the fund’s total assets and to not more than 10% of the outstanding voting securities of such issuer and (b) not more than 25% of the value of the fund’s total assets is invested in (1) the securities (other than U.S. government securities and securities of other regulated investment companies) of any one issuer, (2) the securities (other than securities of other regulated investment companies) of two or more issuers that the fund controls and that are engaged in the same, similar, or related trades or businesses, or (3) the securities of one or more qualified publicly traded partnerships (collectively, the “asset diversification tests”).

For purposes of the 90% income test, the character of gross income earned by any entities in which the fund may invest that are not treated as corporations for U.S. federal income tax purposes (e.g., partnerships other than certain publicly traded partnerships or trusts that have not elected to be classified as corporations under the “check-the-box” regulations) will generally pass through to the fund. Consequently, in order to qualify as a regulated investment company, the fund may be required to limit its equity investments in such entities that earn fee income, rental income, insurance income or other non-qualifying gross income.

If the fund qualifies as a regulated investment company and properly distributes to its shareholders each taxable year dividends for U.S. federal income tax purposes in an amount equal to or exceeding the sum of (i) 90% of its “investment company taxable income” as that term is defined in the Code (which includes, among other things, dividends, taxable interest, and the excess of any net short-term capital gains over net long-term capital losses, as reduced by certain deductible expenses) without regard to the deduction for dividends paid and (ii) 90% of the excess of its gross tax-exempt interest income, if any, over certain disallowed deductions, the fund generally will not be subject to U.S. federal income tax on any income of the fund, including “net capital gain” (the excess of net long-term capital gain over net short-term capital loss), distributed as dividends for U.S. federal income tax purposes to shareholders. However, if the fund meets such distribution requirements, but chooses to retain some portion of its taxable income or gains, it generally will be subject to U.S. federal income tax at regular corporate rates on the amount retained. The fund may designate certain amounts retained as undistributed net capital gain in a notice to its shareholders, who (i) will be required to include in income for U.S. federal income tax purposes, as long-term capital gain, their proportionate shares of the undistributed amount so designated, (ii) will be entitled to credit their proportionate shares of the income tax paid by the fund on that undistributed amount against their federal income tax liabilities and to claim refunds to the extent such credits exceed their liabilities and (iii) will be entitled to increase their tax basis, for federal income tax purposes, in their shares by an amount equal to the excess of the amount of undistributed net capital gain included in their respective income over their respective income tax credits. The fund intends to distribute at least annually all or substantially all of its investment company taxable income (computed without regard to the dividends-paid deduction), net tax-exempt interest income, and net capital gain.

The fund may invest a significant portion of its assets in equity-linked notes and possibly other instruments issued by “cells” of one or more entities (“cell entities”) formed under the law of Bermuda (“cell instruments”). The federal income tax treatment of cell instruments, both generally and with respect to the requirements applicable to regulated investment companies, is not entirely clear. Under proposed Treasury Regulations, it is expected that each of those cells will be treated as a separate entity for U.S. federal income tax purposes. If a cell entity were to instead be treated as a single entity (and each of its cells as a division of that entity), then the fund could fail to meet the asset diversification tests applicable to regulated investment companies. Additionally, it is expected that the instruments issued by the cells will be treated as non-voting equity interests in the cells for U.S. federal income tax purposes. If the instruments were to instead be treated as voting equity investments, the fund could fail to meet the asset diversification tests applicable to regulated investment companies, or the gross income derived from the cells could be treated as gross income that is not qualifying gross income for purposes of the 90% income test.

The tax treatment of certain insurance– and reinsurance-related instruments is not entirely clear. Certain of the fund’s investments (including, potentially, certain insurance- and reinsurance-related investments) may generate gross income that is not qualifying gross income for purposes of the 90% income test. The fund might generate more non-qualifying gross income than anticipated, might not be able to generate qualifying gross income in a particular taxable year at levels sufficient to meet the 90% income test, or might not be able to determine the percentage of qualifying gross income it has derived for a taxable year until after year-end. The fund may determine not to make an investment that it otherwise would have made, or may dispose of an investment it otherwise would have retained (potentially resulting in the recognition of taxable gain or loss, and potentially under disadvantageous circumstances), in an effort to meet the 90% income test.

If, for any taxable year, the fund does not qualify as a regulated investment company or does not satisfy the 90% distribution requirement, it generally will be treated as a U.S. corporation subject to U.S. federal income tax, thereby subjecting any income earned by the fund to tax at the corporate level and to a further tax at the shareholder level when such income is distributed. Under certain circumstances, the fund may be able to cure a failure to qualify as a regulated investment company, but in order to do so, the fund may incur significant fund-level taxes and may be forced to dispose of certain assets.

Under the Code, the fund will be subject to a nondeductible 4% U.S. federal excise tax on a portion of its undistributed ordinary income and capital gain net income if it fails to meet certain distribution requirements with respect to each calendar year and generally for the twelve-month period ending October 31, respectively. The fund intends to make distributions in a timely manner and accordingly does not expect to be subject to the excise tax.

The fund expects to declare and pay dividends of substantially all net investment income and net realized capital gains at least annually. Dividends from income and/or capital gains may also be paid at such other times as may be necessary for the fund to avoid U.S. federal income or excise tax.

Unless a shareholder specifies otherwise, all distributions from the fund to that shareholder will be automatically reinvested in additional shares of the fund. For U.S. federal income tax purposes, all dividends generally are taxable whether a shareholder takes them in cash or they are reinvested in additional shares of the fund.

In general, assuming that the fund has sufficient earnings and profits, dividends from net investment income and net short-term capital gains are taxable either as ordinary income or, if certain conditions are met, as “qualified dividend income,” taxable to individual and certain other noncorporate shareholders at U.S. federal income tax rates of up to 20%.

In general, dividends may be reported by the fund as qualified dividend income if they are attributable to qualified dividend income received by the fund. Qualified dividend income, with respect to dividends received by a fund shareholder, generally means dividend income received from the fund’s investments, if any, in common and preferred stock of U.S. companies and stock of certain qualified foreign corporations, provided that certain holding period and other requirements are met by both the fund and the fund shareholder in question. The fund is permitted to acquire stock of corporations and instruments treated as stock of corporations for U.S. federal income tax purposes, and it is therefore possible that a portion of the fund’s distributions may be eligible for treatment as qualified dividend income.

A foreign corporation is treated as a qualified foreign corporation for this purpose if it is incorporated in a possession of the United States or it is eligible for the benefits of certain income tax treaties with the United States and meets certain additional requirements. Certain foreign corporations that are not otherwise qualified foreign corporations will be treated as qualified foreign corporations with respect to dividends paid by them if the stock with respect to which the dividends are paid is readily tradable on an established securities market in the United States. Passive foreign investment companies (“PFICs”), including certain PFICs issuing insurance– and reinsurance-related instruments, are not qualified foreign corporations for this purpose. Issuers of cell instruments are not expected to be treated as qualified foreign corporations for this purpose, and fund distributions of dividends and other distributions received on cell instruments are not expected to be eligible for qualified dividend income treatment.

A dividend that is attributable to qualified dividend income of the fund that is paid by the fund to a shareholder will not be taxable as qualified dividend income to such shareholder (1) if the dividend is received with respect to any share of the fund held for fewer than 61 days during the 121-day period beginning on the date which is 60 days before the date on which such share became ex-dividend with respect to such dividend, (2) to the extent that the shareholder is under an obligation (whether pursuant to a short sale or otherwise) to make related payments with respect to positions in substantially similar or related property, or (3) if the shareholder elects to have the dividend treated as investment income for purposes of the limitation on deductibility of investment interest. The “ex-dividend” date is the date on which the owner of the share at the commencement of such date is entitled to receive the next issued dividend payment for such share even if the share is sold by the owner on that date or thereafter.

Distributions by the fund in excess of the fund’s current and accumulated earnings and profits will be treated as a return of capital to the extent of (and in reduction of) the shareholder’s tax basis in its shares and any such amount in excess of that basis will be treated as gain from the sale of shares, as discussed below.

Certain dividends received by the fund from U.S. corporations (generally, dividends received by the fund in respect of any share of stock (1) with a tax holding period of at least 46 days during the 91-day period beginning on the date that is 45 days before the date on which the stock becomes ex-dividend as to that dividend and (2) that is held in an unleveraged position) and distributed and appropriately so reported by the fund may be eligible for the 70% dividends-received deduction generally available to certain corporations under the Code. Certain preferred stock must have a holding period of at least 91 days during the 181-day period beginning on the date that is 90 days before the date on which the stock becomes ex-dividend as to that dividend in order to be eligible for this corporate dividends-received deduction. Capital gain dividends distributed to the fund from other regulated investment companies are not eligible for the dividends-received deduction. The fund is permitted to acquire stock of U.S. domestic corporations, and it is therefore possible that a portion of the fund’s distributions may qualify for this deduction. In order to qualify for the deduction, corporate shareholders must meet the minimum holding period requirement stated above with respect to their fund shares, taking into account any holding period reductions from certain hedging or other transactions or positions that diminish their risk of loss with respect to their fund shares, and, if they borrow to acquire or otherwise incur debt attributable to fund shares, they may be denied a portion of the dividends-received deduction with respect to those shares. The entire dividend, including the otherwise deductible amount, will be included in determining the excess, if any, of a corporation’s adjusted current earnings over its alternative minimum taxable income, which may increase a corporation’s alternative minimum tax liability. Any corporate shareholder should consult its tax adviser regarding the possibility that its tax basis in its shares may be reduced, for U.S. federal income tax purposes, by reason of “extraordinary dividends” received with respect to the shares and, to the extent such basis would be reduced below zero, current recognition of income may be required.

Distributions from net capital gains, if any, that are reported to a fund shareholder as capital gain dividends by the fund are taxable as long-term capital gains for U.S. federal income tax purposes without regard to the length of time the shareholder has held shares of the fund. Capital gain dividends distributed by the fund to individual and certain other noncorporate shareholders will be taxed as long-term capital gains, which are generally taxable to noncorporate taxpayers at U.S. federal income tax rates of up to 20%. A shareholder should also be aware that the benefits of the favorable tax rates applicable to long-term capital gains and qualified dividend income may be affected by the application of the alternative minimum tax to individual shareholders.

The U.S. federal income tax status of all distributions will be reported to shareholders annually.

A 3.8% Medicare contribution tax generally applies to all or a portion of the net investment income of a shareholder who is an individual and not a nonresident alien for federal income tax purposes and who has adjusted gross income (subject to certain adjustments) that exceeds a threshold amount ($250,000 if married filing jointly or if considered a “surviving spouse” for federal income tax purposes, $125,000 if married filing separately, and $200,000 in other cases). This 3.8% tax also applies to all or a portion of the undistributed net investment income of certain shareholders that are estates and trusts. For these purposes, interest, dividends and certain capital gains (among other categories of income) are generally taken into account in computing a shareholder’s net investment income.

Although dividends generally will be treated as distributed when paid, any dividend declared by the fund in October, November or December and payable to shareholders of record in such a month that is paid during January of the following calendar year will be treated for U.S. federal income tax purposes as received by shareholders on December 31 of the calendar year in which it was declared. In addition, certain distributions made after the close of a taxable year of the fund may be “spilled back” and treated for certain purposes as paid by the fund during such taxable year. In such case, however, shareholders generally will be treated as having received such dividends in the taxable year in which the distributions were actually made. For purposes of calculating the amount of a regulated investment company’s undistributed income and gain subject to the 4% excise tax described above, such “spilled back” dividends are treated as paid by the regulated investment company when they are actually paid.

For U.S. federal income tax purposes, the fund is permitted to carry forward indefinitely a net capital loss incurred in any taxable year to offset its capital gains, if any, in taxable years following the taxable year of the loss. To the extent subsequent capital gains are offset by such losses, they will not cause the fund to incur a U.S. federal income tax liability, and may not be distributed as capital gain dividends to shareholders. Generally, the fund may not carry forward any losses other than net capital losses. Under certain circumstances, the fund may elect to treat certain losses as though they were incurred on the first day of the taxable year immediately following the taxable year in which they were actually incurred.

At the time of a purchase of fund shares, a portion of the purchase price paid by a fund shareholder may be attributable to unrealized appreciation in the fund’s portfolio, or to undistributed investment income or capital gains of the fund. Consequently, subsequent distributions by the fund with respect to these shares from such appreciation, investment income or gains may be taxable to such investor even if the NAV of the investor’s shares is, as a result of the distributions, reduced below the investor’s cost for such shares and the distributions economically represent a return of a portion of the investment.

A repurchase by the fund of its shares from a shareholder generally is expected to be treated as a sale of the shares by the shareholder. If, however, the shareholder continues to own shares of the fund after the repurchase (including shares owned by attribution), and if the repurchase does not otherwise qualify under the Code for treatment as a sale of shares, some or all of the amounts received by a shareholder in a repurchase may be recharacterized either as an ordinary income dividend or as a capital gain dividend. There is also a risk that shareholders who do not participate in the repurchase may be deemed to have received such a distribution as a result of their proportionate increase in the ownership of the fund. The fund will use its judgment in reporting repurchases as sales or deemed distributions of ordinary income dividends or capital gain dividends for U.S. federal income tax purposes, but the IRS may disagree with the fund’s reporting. Shareholders should consult their own tax advisers with reference to their individual circumstances to determine whether any particular transaction in fund shares (including a repurchase) is properly treated as a sale for tax purposes, as the following discussion assumes, and to ascertain the tax treatment of any gains or losses recognized in such transactions.

In general, if fund shares are sold, the shareholder will recognize gain or loss equal to the difference between the amount realized on the sale and the shareholder’s adjusted basis in the shares. Such gain or loss generally will be treated as long-term capital gain or loss if the shares were held for more than one year and otherwise generally will be treated as short-term capital gain or loss. Any loss recognized by a shareholder upon the sale or other disposition of shares with a tax holding period of six months or less will be treated as a long-term capital loss to the extent of any amounts treated as distributions to the shareholder of long-term capital gain with respect to such shares (including any amounts credited to the shareholder as undistributed capital gains).

The fund may report to the IRS the amount of proceeds that a shareholder receives from a repurchase of fund shares. The fund may also report the shareholder’s basis in those shares and whether any gain or loss that the shareholder realizes on the repurchase is short-term or long-term gain or loss. If a shareholder has a different basis for different shares of the fund in the same account (e.g., if a shareholder purchased fund shares in the same account at different times for different prices, including as the result of reinvestment of dividends), the fund will calculate the basis of the shares using its default method unless the shareholder has properly elected to use a different method. The fund’s default method for calculating basis will be the average basis method, under which the basis per share is reported as the average of the bases of all of the shareholder’s fund shares in the account. A shareholder may elect, on an account-by-account basis, to use a method other than average basis by following procedures established by the fund. If such an election is made on or prior to the date of the first repurchase of shares in the account and on or prior to the date that is one year after the shareholder receives notice of the fund’s default method, the new election will generally apply as if the average basis method had never been in effect for such account. If such an election is not made on or prior to such dates, the shares in the account at the time of the election will generally retain their averaged bases. Shareholders should consult their tax advisers concerning the tax consequences of applying the average basis method or electing another method of basis calculation.

Losses on repurchases of shares may be disallowed under “wash sale” rules in the event of other investments in the fund (including those made pursuant to reinvestment of distributions) within a period of 61 days beginning 30 days before and ending 30 days after a repurchase or other disposition of shares. In such a case, the disallowed portion of any loss generally would be included in the U.S. federal tax basis of the shares acquired in the other investments.

Under Treasury regulations, if a shareholder recognizes a loss with respect to fund shares of $2 million or more for an individual shareholder, or $10 million or more for a corporate shareholder, in any single taxable year (or certain greater amounts over a combination of years), the shareholder must file with the IRS a disclosure statement on IRS Form 8886. Shareholders who own portfolio securities directly are in many cases excepted from this reporting requirement but, under current guidance, shareholders of regulated investment companies are not excepted. A shareholder who fails to make the required disclosure to the IRS may be subject to adverse tax consequences, including substantial penalties. The fact that a loss is reportable under these regulations does not affect the legal determination of whether or not the taxpayer’s treatment of the loss is proper. Shareholders should consult with their tax advisers to determine the applicability of these regulations in light of their individual circumstances.

Shareholders that are exempt from U.S. federal income tax, such as retirement plans that are qualified under Section 401 of the Code, generally are not subject to U.S. federal income tax on fund dividends or distributions, or on repurchases of fund shares unless the fund shares are “debt-financed property” within the meaning of the Code. However, in the case of fund shares held through a non-qualified deferred compensation plan, fund dividends and distributions received by the plan and gains from repurchases of fund shares by the plan generally are taxable to the employer sponsoring such plan in accordance with the U.S. federal income tax laws that are generally applicable to shareholders receiving such dividends or distributions from regulated investment companies such as the fund.

A plan participant whose retirement plan invests in the fund, whether such plan is qualified or not, generally is not subject to tax on fund dividends or distributions received by the plan or on gains from repurchases of fund shares by the plan for U.S. federal income tax purposes. However, distributions to plan participants from a retirement plan account generally are taxable as ordinary income, and different tax treatment, including penalties on certain excess contributions and deferrals, certain pre-retirement and post-retirement distributions and certain prohibited transactions, is accorded to accounts maintained as qualified retirement plans. Shareholders should consult their tax advisers for more information.

Foreign exchange gains and losses realized by the fund in connection with certain transactions involving foreign currency-denominated debt securities, certain options, futures contracts, forward contracts and similar financial instruments relating to foreign currency, foreign currencies, or payables or receivables denominated in a foreign currency are subject to Section 988 of the Code, which generally causes such gains and losses to be treated as ordinary income and losses and may affect the amount, timing and character of distributions to shareholders. Under Treasury regulations that may be promulgated in the future, any gains from such transactions that are not directly related to the fund’s principal business of investing in stock or securities (or its options contracts or futures contracts with respect to stock or securities) may have to be limited in order to enable the fund to satisfy the 90% income test.

Certain investments made by the fund (including certain ILWs, catastrophe bonds and Structured Investments and cell instruments) may be treated as equity interests in PFICs for federal income tax purposes. In general, a PFIC is a foreign corporation (i) that earns at least 75% of its annual gross income from passive sources (such as interest, dividends, certain rents and royalties, or capital gains) or (ii) where at least 50% of its assets (computed based on average fair market value) either produce or are held for the production of passive income. If the fund acquires any equity interest (under Treasury regulations that may be promulgated in the future, generally including not only stock but also an option to acquire stock such as is inherent in a convertible bond) in a PFIC, the fund could be subject to U.S. federal income tax and additional interest charges on “excess distributions” received from the PFIC or on any gain recognized by the fund from the sale or other disposition of stock in the PFIC, even if all income or gain actually earned by the fund is timely distributed to its shareholders. The fund would not be able to pass through to its shareholders any credit or deduction for such a tax. Gains recognized by the fund from the sale or other disposition of stock of PFICs may also be treated as ordinary income.

A “qualified electing fund” election or a “mark to market” election may be available that would ameliorate these adverse tax consequences, but such elections could require the fund to recognize taxable income or gain (which would be subject to the distribution requirements applicable to regulated investment companies, as described above) without the concurrent receipt of cash. In order to satisfy the distribution requirements and avoid a tax on the fund, the fund may be required to liquidate portfolio securities that it might otherwise have continued to hold (potentially resulting in taxable gain or loss to the fund and potentially under disadvantageous circumstances), or the fund may be required to borrow cash. In order for the fund to make a qualified electing fund election with respect to a PFIC, the PFIC would have to agree to provide certain tax information to the fund on an annual basis, which it might not agree to do. If the fund makes a valid qualified electing fund election with respect to a PFIC, the fund will include in its income each year its pro rata share of the PFIC’s net capital gains (as long-term capital gain) and other earnings and profits (as ordinary income), whether or not any amounts are distributed from the PFIC to the fund. If the qualified electing fund election is made, actual cash distributions by the PFIC paid out of earnings and profits already included in taxable income will not be taken into account in determining the taxable income of the fund. Any gain or loss recognized by the fund from the sale or other disposition of stock of a PFIC for which the fund has made a qualified electing fund election will generally be treated as a capital gain or loss. Under proposed Treasury Regulations, certain income derived by the fund from a PFIC with respect to which the fund has made a qualified electing fund election would generally constitute qualifying income only to the extent the PFIC makes distributions of that income to the fund. If the fund makes a mark-to-market election with respect to a PFIC, the fund generally will include as ordinary income each taxable year the excess, if any, of the fair market value of its stock in the PFIC at the end of the year over its adjusted tax basis in that stock, and the fund generally will be allowed to take an ordinary loss in respect of the excess, if any, of its adjusted tax basis in that stock over the fair market value of that stock at the end of the year (but only to the extent of the net amount of income previously included by the fund as a result of the mark-to-market election). If the fund makes a mark-to-market election with respect to a PFIC, then any gain recognized by the fund from the sale or other disposition of the stock of a PFIC will generally be treated as ordinary income, and any loss so recognized will be treated as an ordinary loss to the extent of the net amount of income previously included by the fund as a result of the mark-to-market election. The fund may limit and/or manage its holdings in PFICs to limit its tax liability or maximize its after-tax return from these investments.

If a sufficient portion of the voting interests in a foreign issuer (including certain issuers of insurance– and reinsurance-related securities) are held by the fund, independently or together with certain other U.S. persons, that issuer may be treated as a “controlled foreign corporation” (a “CFC”) with respect to the fund, in which case the fund will be required to take into account each year, as ordinary income, its share of certain portions of that issuer’s income, whether or not such amounts are distributed. The fund may have to dispose of its portfolio securities (potentially resulting in the recognition of taxable gain or loss, and potentially under disadvantageous circumstances) to generate cash, or may have to borrow the cash, to meet its distribution requirements and avoid fund-level taxes. Under proposed Treasury Regulations, certain income derived by the fund from a CFC would generally constitute qualifying income only to the extent the CFC makes distributions of that income to the fund. In addition, some fund gains recognized from the sale or other disposition of interests in such an issuer may be treated as ordinary income. The fund may limit and/or manage its holdings in issuers that could be treated as CFCs in order to limit its tax liability or maximize its after-tax return from these investments.

If the fund invests in certain payment-in-kind securities, zero coupon securities, deferred interest securities or, in general, any other securities with original issue discount (or with market discount if the fund elects to include market discount in income currently), the fund generally must accrue income on such investments for each taxable year, which generally will be recognized by the fund as a component of its investment company taxable income prior to the receipt of the corresponding cash payments. However, the fund must distribute to its shareholders, at least annually, all or substantially all of its investment company taxable income (determined without regard to the deduction for dividends paid), including such accrued income, in order to be subject to tax as a regulated investment company under the Code and avoid U.S. federal income and excise taxes. Therefore, the fund may have to dispose of its portfolio securities, potentially under disadvantageous circumstances, to generate cash, or may have to borrow the cash, to satisfy distribution requirements. Such a disposition of securities may potentially result in additional taxable gain or loss to the fund.

The fund may invest to a significant extent in, or hold, debt instruments that are below investment grade or that are unrated, including debt instruments of issuers not currently paying interest or that are in default. Investments in debt instruments that are at risk of or are in default present special tax issues for the fund. Federal income tax rules are not entirely clear about issues such as when the fund may cease to accrue interest, original issue discount or market discount, when and to what extent deductions may be taken for bad debts or worthless securities, how payments received on debt instruments in default should be allocated between principal and interest and whether certain exchanges of debt instruments in a workout context are taxable events for U.S. federal income tax purposes. These and other issues will be addressed by the fund, in the event it invests in or holds such debt instruments, in order to seek to mitigate the risk that it fails to distribute sufficient income to preserve its ability to be subject to tax as a regulated investment company and incurs U.S. federal income or excise tax.

Options written or purchased and futures contracts entered into by the fund on certain securities, indices and foreign currencies, as well as certain forward foreign currency contracts and similar financial instruments, may cause the fund to recognize gains or losses from marking-to-market even though such options may not have lapsed or been closed out or exercised, or such futures or forward contracts or similar financial instruments may not have been performed or closed out. The tax rules applicable to these contracts, options and similar financial instruments may affect the characterization of some capital gains and losses realized by the fund as long-term or short-term. Certain options, futures and forward contracts and similar financial instruments relating to foreign currency may be subject to Section 988 of the Code, as described above, and accordingly may produce ordinary income or loss. Additionally, the fund may be required to recognize gain if an option, futures contract, forward contract, short sale or similar transaction that is not subject to the mark-to-market rules is treated as a “constructive sale” of an “appreciated financial position” held by the fund under Section 1259 of the Code. Any net mark-to-market gains and/or gains from constructive sales may also have to be distributed to satisfy the distribution requirements referred to above even though the fund may receive no corresponding cash amounts, possibly requiring the disposition of portfolio securities or borrowing to obtain the necessary cash. Such a disposition of securities may potentially result in additional taxable gain or loss to the fund. Losses on certain options, futures or forward contracts and similar financial instruments, and/or offsetting positions (portfolio securities or other positions with respect to which the fund’s risk of loss is substantially diminished by one or more options, futures or forward contracts) may also be deferred under the tax straddle rules of the Code, which may also affect the characterization of capital gains or losses from straddle positions and certain successor positions as long-term or short-term. Certain tax elections may be available that would enable the fund to ameliorate some adverse effects of the tax rules described in this paragraph. The tax rules applicable to options, futures, forward contracts and straddles may affect the amount, timing and character of the fund’s income and gains or losses and hence of its distributions to shareholders.

The fund may be subject to withholding and other taxes imposed by foreign countries, including taxes imposed on interest, dividends and capital gains with respect to its investments in those countries. Any such taxes would, if imposed, reduce the yield on or return from those investments. Tax conventions between certain countries and the U.S. may reduce or eliminate such taxes in some cases. If more than 50% of the fund’s total assets at the close of any taxable year consist of stock or securities of foreign corporations, the fund may elect to pass through to its shareholders their pro rata shares of qualified foreign taxes paid by the fund for that taxable year. If the fund so elects, shareholders would be required to include such taxes in their gross incomes (in addition to the dividends and distributions they actually receive), would treat such taxes as foreign taxes paid by them, and as described below may be entitled to a tax deduction for such taxes or a tax credit, subject to a holding period requirement and other limitations under the Code.

Qualified foreign taxes generally include taxes that would be treated as income taxes under U.S. tax regulations but do not include certain taxes, such as stamp taxes, securities transaction taxes, and similar taxes. If the fund qualifies to make, and makes, the election described above, shareholders may deduct their pro rata portion of qualified foreign taxes paid by the fund for that taxable year in computing their income subject to U.S. federal income taxation or, alternatively, claim them as credits, subject to applicable limitations under the Code, against their U.S. federal income taxes. Shareholders who do not itemize deductions for U.S. federal income tax purposes will not, however, be able to deduct their pro rata portion of qualified foreign taxes paid by the fund, although such shareholders will be required to include their shares of such taxes in gross income if the fund makes the election described above. No deduction for such taxes will be permitted to individuals in computing their alternative minimum tax liability.

If the fund makes this election and a shareholder chooses to take a credit for the foreign taxes deemed paid by such shareholder, the amount of the credit that may be claimed in any taxable year may not exceed the same proportion of the U.S. tax against which such credit is taken that the shareholder’s taxable income from foreign sources (but not in excess of the shareholder’s entire taxable income) bears to his entire taxable income. For this purpose, long-term and short-term capital gains the fund realizes and distributes to shareholders will generally not be treated as income from foreign sources in their hands, nor will distributions of certain foreign currency gains subject to

Section 988 of the Code or of any other income recognized by the fund that is deemed, under the Code, to be U.S.-source income in the hands of the fund. This foreign tax credit limitation may also be applied separately to certain specific categories of foreign-source income and the related foreign taxes. As a result of these rules, which may have different effects depending upon each shareholder’s particular tax situation, certain shareholders may not be able to claim a credit for the full amount of their proportionate share of the foreign taxes paid by the fund. Shareholders who are not liable for U.S. federal income taxes, including tax-exempt shareholders, will ordinarily not benefit from this election. If the fund does make the election, it will provide required tax information to shareholders. The fund generally may deduct any foreign taxes that are not passed through to its shareholders in computing its income available for distribution to shareholders to satisfy applicable tax distribution requirements.

The fund is required to withhold (as “backup withholding”) a portion of reportable payments, including dividends, capital gain distributions and the proceeds of repurchases of fund shares, paid to shareholders who have not complied with certain IRS regulations. The backup withholding rate is 28%. In order to avoid this withholding requirement, shareholders, other than certain exempt entities, must generally certify that the Social Security Number or other Taxpayer Identification Number they provide is their correct number and that they are not currently subject to backup withholding, or that they are exempt from backup withholding. The fund may nevertheless be required to backup withhold if it receives notice from the IRS or a broker that the number provided is incorrect or backup withholding is applicable as a result of previous underreporting of interest or dividend income.

Backup withholding is not an additional tax. Any amounts withheld may be credited against the applicable shareholder’s federal income tax liability, provided the appropriate information is timely furnished to the IRS.

Persons holding fund shares who are not U.S. persons may be subject to different U.S. federal income tax treatment, including a non-resident alien U.S. withholding tax at the rate of 30% or any lower applicable treaty rate on amounts treated as ordinary dividends from the fund (other than certain dividends reported by the fund as (i) interest-related dividends, to the extent such dividends are derived from the fund’s “qualified net interest income,” or (ii) short-term capital gain dividends, to the extent such dividends are derived from the fund’s “qualified short-term gain”) or, in certain circumstances, unless an effective IRS Form W-8BEN or other applicable and authorized U.S. nonresident withholding certificate is on file, to backup withholding on certain other payments from the fund. “Qualified net interest income” is generally the fund’s net income derived from U.S.-source interest and original issue discount, subject to certain exceptions and limitations. “Qualified short-term gain” generally means the excess of the net short-term capital gain of the fund for the taxable year over its net long-term capital loss, if any. Backup withholding will not be applied to payments that have been subject to the 30% (or lower applicable treaty rate) withholding tax described in this paragraph.

Unless certain non-U.S. entities that hold fund shares comply with IRS requirements that will generally require them to report information regarding U.S. persons investing in, or holding accounts with, such entities, a 30% withholding tax may apply to fund distributions payable to such entities and, after December 31, 2018, repurchase proceeds and certain capital gain dividends payable to such entities. A non-U.S. shareholder may be exempt from the withholding described in this paragraph under an applicable intergovernmental agreement between the U.S. and a foreign government, provided that the shareholder and the applicable foreign government comply with the terms of such agreement.

Income earned by a non-U.S. shareholder from the fund that is effectively connected with a trade or business conducted by the non-U.S. shareholder in the U.S. (“effectively connected income”) generally will be subject to federal income tax at the graduated rates applicable to U.S. citizens, residents or domestic corporations, whether such income is received in cash or reinvested in fund shares and, in the case of a non-U.S. corporation, may also be subject to a branch profits tax. If a non-U.S. shareholder is eligible to claim the benefits of a tax treaty with the U.S., any such effectively connected income generally will be subject to federal income tax on a net basis only if it is also attributable to a permanent establishment maintained by the non-U.S. shareholder in the U.S.

Shareholders should consult their own tax advisers on these matters and on state, local, foreign and other applicable tax laws.

If, as anticipated, the fund qualifies as a regulated investment company under the Code, it is expected that the fund not be subject to pay any Delaware corporation income tax; however, the fund may be subject to certain other state, local or foreign income, franchise or other taxes.

A state income (and possibly local income and/or intangible property) tax exemption is generally available to the extent the fund’s distributions are derived from interest on (or, in the case of intangible property taxes, to the extent the value of its assets is attributable to) certain U.S. government obligations, provided, in some states, that certain thresholds for holdings of such obligations and/or reporting requirements are satisfied. The fund will not seek to satisfy any threshold or reporting requirements that may apply in particular taxing jurisdictions, although the fund may in its sole discretion provide relevant information to shareholders.

ADDITIONAL INFORMATION

A Registration Statement on Form N-2, including amendments thereto, relating to the shares offered hereby, has been filed by the fund with the SEC, Washington, D.C. The Prospectus and this SAI do not contain all of the information set forth in the Registration Statement, including any exhibits and schedules thereto. For further information with respect to the fund and the shares offered hereby, reference is made to the Registration Statement. Statements contained in the Prospectus and this SAI as to the material terms of any contract or other document referred to are qualified by reference to the copy of such contract or other document filed as an exhibit to the Registration Statement. A copy of the Registration Statement may be inspected without charge at the SEC’s principal office in Washington, D.C., and copies of all or any part thereof may be obtained from the SEC upon the payment of certain fees prescribed by the SEC.

FINANCIAL STATEMENTS AND REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

City National Rochdale Select Strategies Fund

Statement of Assets and Liabilities

[        ] [    ], [        ] (Date of Capitalization)

[                                 ]

City National Rochdale Select Strategies Fund

Statement of Operations

One Day Ended [        ] [    ], [        ] (Date of Capitalization)

[                    ]

City National Rochdale Select Strategies Fund

Notes to Statement of Assets and Liabilities

[        ] [    ], [        ] (Date of Capitalization)

[                    ]

Report of Independent Registered Public Accounting Firm

To the Trustees and Shareholder of City National Rochdale Select Strategies Fund:

[                    ]

APPENDIX A

DESCRIPTION OF RATINGS1

Description of Moody’s Investors Service, Inc.’s (“Moody’s”) Short-Term Ratings:

Ratings assigned on Moody’s short-term rating scales are forward-looking opinions of the relative credit risks of financial obligations issued by non-financial corporates, financial institutions, structured finance vehicles, project finance vehicles, and public sector entities. Short-term ratings are assigned to obligations with an original maturity of thirteen months or less and reflect both on the likelihood of a default on contractually promised payments and the expected financial loss suffered in the event of default.

Moody’s employs the following designations to indicate the relative repayment ability of rated issuers:

P-1: Issuers (or supporting institutions) rated Prime-1 have a superior ability to repay short-term debt obligations.

P-2: Issuers (or supporting institutions) rated Prime-2 have a strong ability to repay short-term debt obligations.

P-3: Issuers (or supporting institutions) rated Prime-3 have an acceptable ability to repay short-term obligations.

NP: Issuers (or supporting institutions) rated Not Prime do not fall within any of the Prime rating categories.

Description of Moody’s Long-Term Corporate Ratings:

Ratings assigned on Moody’s long-term rating scales are forward-looking opinions of the relative credit risks of financial obligations issued by non-financial corporates, financial institutions, structured finance vehicles, project finance vehicles, and public sector entities. Long-term ratings are assigned to issuers or obligations with an original maturity of one year or more and reflect both on the likelihood of a default on contractually promised payments and the expected financial loss suffered in the event of default.

Aaa: Obligations rated Aaa are judged to be of the highest quality, subject to the lowest level of credit risk.

Aa: Obligations rated Aa are judged to be of high quality and are subject to very low credit risk.

[1]	The ratings indicated herein are believed to be the most recent ratings available at the date of this SAI for the securities listed. Ratings are generally given to securities at the time of issuance. While the rating agencies may from time to time revise such ratings, they undertake no obligation to do so, and the ratings indicated do not necessarily represent ratings which will be given to these securities on the date of the fund’s fiscal year-end.

A: Obligations rated A are judged to be upper-medium grade and are subject to low credit risk.

Baa: Obligations rated Baa are judged to be medium-grade and subject to moderate credit risk, and as such may possess certain speculative characteristics.

Ba: Obligations rated Ba are judged to be speculative and are subject to substantial credit risk.

B: Obligations rated B are considered speculative and are subject to high credit risk.

Caa: Obligations rated Caa are judged to be speculative of poor standing and are subject to very high credit risk.

Ca: Obligations rated Ca are highly speculative and are likely in, or very near, default, with some prospect of recovery of principal and interest.

C: Obligations rated C are the lowest rated and are typically in default, with little prospect for recovery of principal or interest.

Note: Moody’s appends numerical modifiers “1”, “2”, and “3” to each generic rating classification from “Aa” through “Caa”. The modifier “1” indicates that the obligation ranks in the higher end of its generic rating category; the modifier “2” indicates a mid-range ranking; and the modifier “3” indicates a ranking in the lower end of that generic rating category. Additionally, a “(hyb)” indicator is appended to all ratings of hybrid securities issued by banks, insurers, finance companies, and securities firms.

By their terms, hybrid securities allow for the omission of scheduled dividends, interest, or principal payments, which can potentially result in impairment if such an omission occurs. Hybrid securities may also be subject to contractually allowable write-downs of principal that could result in impairment. Together with the hybrid indicator, the long-term obligation rating assigned to a hybrid security is an expression of the relative credit risk associated with that security.

S&P Global Ratings’ Long-Term Issue Credit Ratings:

Long-Term Issue Credit Ratings are based, in varying degrees, on S&P Global Ratings’ analysis of the following considerations:

•	The likelihood of payment - the capacity and willingness of the obligor to meet its financial commitment on a financial obligation in accordance with the terms of the obligation;

•	The nature and provisions of the financial obligation, and the promise we impute; and

•	The protection afforded by, and relative position of, the financial obligation in the event of a bankruptcy, reorganization, or other arrangement under the laws of bankruptcy and other laws affecting creditors’ rights.

Issue ratings are an assessment of default risk, but may incorporate an assessment of relative seniority or ultimate recovery in the event of default. Junior obligations are typically rated lower than senior obligations, to reflect the lower priority in bankruptcy, as noted above. (Such differentiation may apply when an entity has both senior and subordinated obligations, secured and unsecured obligations, or operating company and holding company obligations.)

AAA: An obligation rated “AAA” has the highest rating assigned by S&P Global Ratings. The obligor’s capacity to meet its financial commitment on the obligation is extremely strong.

AA: An obligation rated “AA” differs from the highest-rated obligations only to a small degree. The obligor’s capacity to meet its financial commitment on the obligation is very strong.

A: An obligation rated “A” is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than obligations in higher-rated categories. However, the obligor’s capacity to meet its financial commitment on the obligation is still strong.

BBB: An obligation rated “BBB” exhibits adequate protection parameters. However, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity of the obligor to meet its financial commitment on the obligation.

BB, B, CCC, CC, and C: Obligations rated “BB”, “B”, “CCC”, “CC”, and “C” are regarded as having significant speculative characteristics. “BB” indicates the least degree of speculation and “C” the highest. While such obligations will likely have some quality and protective characteristics, these may be outweighed by large uncertainties or major exposures to adverse conditions.

BB: An obligation rated “BB” is less vulnerable to nonpayment than other speculative issues. However, it faces major ongoing uncertainties or exposure to adverse business, financial, or economic conditions which could lead to the obligor’s inadequate capacity to meet its financial commitment on the obligation.

B: An obligation rated “B” is more vulnerable to nonpayment than obligations rated “BB”, but the obligor currently has the capacity to meet its financial commitment on the obligation. Adverse business, financial, or economic conditions will likely impair the obligor’s capacity or willingness to meet its financial commitment on the obligation.

CCC: An obligation rated “CCC” is currently vulnerable to nonpayment, and is dependent upon favorable business, financial, and economic conditions for the obligor to meet its financial commitment on the obligation. In the event of adverse business, financial, or economic conditions, the obligor is not likely to have the capacity to meet its financial commitment on the obligation.

CC: An obligation rated “CC” is currently highly vulnerable to nonpayment. The “CC” rating is used when a default has not yet occurred, but S&P Global Ratings expects default to be a virtual certainty, regardless of the anticipated time to default.

C: An obligation rated “C” is currently highly vulnerable to nonpayment, and the obligation is expected to have lower relative seniority or lower ultimate recovery compared to obligations that are rated higher.

D: An obligation rated “D” is in default or in breach of an imputed promise. For non-hybrid capital instruments, the “D” rating category is used when payments on an obligation are not made on the date due, unless S&P Global Ratings believes that such payments will be made within five business days in the absence of a stated grace period or within the earlier of the stated grace period or 30 calendar days. The “D” rating also will be used upon the filing of a bankruptcy petition or the taking of similar action and where default on an obligation is a virtual certainty, for example due to automatic stay provisions. An obligation’s rating is lowered to “D” if it is subject to a distressed exchange offer.

NR: This indicates that no rating has been requested, or that there is insufficient information on which to base a rating, or that S&P Global Ratings does not rate a particular obligation as a matter of policy.

The ratings from “AA” to “CCC” may be modified by the addition of a plus (+) or minus (-) sign to show relative standing within the major rating categories.

S&P Global Ratings’ Short-Term Issue Credit Ratings:

Short-term ratings are generally assigned to those obligations considered short-term in the relevant market. In the U.S., for example, that means obligations with an original maturity of no more than 365 days—including commercial paper. Short-term ratings are also used to indicate the creditworthiness of an obligor with respect to put features on long-term obligations.

A-1: A short-term obligation rated “A-1” is rated in the highest category by S&P Global Ratings. The obligor’s capacity to meet its financial commitment on the obligation is strong. Within this category, certain obligations are designated with a plus sign (+). This indicates that the obligor’s capacity to meet its financial commitment on these obligations is extremely strong.

A-2: A short-term obligation rated “A-2” is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than obligations in higher rating categories. However, the obligor’s capacity to meet its financial commitment on the obligation is satisfactory.

A-3: A short-term obligation rated “A-3” exhibits adequate protection parameters. However, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity of the obligor to meet its financial commitment on the obligation.

B: A short-term obligation rated “B” is regarded as vulnerable and has significant speculative characteristics. The obligor currently has the capacity to meet its financial commitments; however, it faces major ongoing uncertainties which could lead to the obligor’s inadequate capacity to meet its financial commitments.

C: A short-term obligation rated “C” is currently vulnerable to nonpayment and is dependent upon favorable business, financial, and economic conditions for the obligor to meet its financial commitment on the obligation.

D: A short-term obligation rated “D” is in default or in breach of an imputed promise. For non-hybrid capital instruments, the “D” rating category is used when payments on an obligation are not made on the date due, unless S&P Global Ratings’ believes that such payments will be made within any stated grace period. However, any stated grace period longer than five business days will be treated as five business days. The “D” rating also will be used upon the filing of a bankruptcy petition or the taking of a similar action and where default on an obligation is a virtual certainty, for example due to automatic stay provisions. An obligation’s rating is lowered to “D” if it is subject to a distressed exchange offer.

Local Currency and Foreign Currency Risks

S&P Global Ratings’ issuer credit ratings make a distinction between foreign currency ratings and local currency ratings. An issuer’s foreign currency rating will differ from its local currency rating when the obligor has a different capacity to meet its obligations denominated in its local currency, vs. obligations denominated in a foreign currency.

APPENDIX B

PROXY VOTING POLICIES AND PROCEDURES

CITY NATIONAL ROCHDALE

With respect to the fund, the policy of City National Rochdale on proxy votes is to primarily vote all proxies in conjunction with recommendations from a disinterested third party.

The Adviser has entered into a contract with Glass Lewis & Co. (“Glass Lewis”), a third party service provider that provides recommendations for all proxy votes based on their own internal guidelines, with no input from City National Rochdale, with respect to the fund.

Upon receiving Glass Lewis’ recommendations, proxies are voted by the Adviser’s Operations Manager, or his/her designee (designated herein as the “Proxy Voter”), within a week of learning of the proxy vote.

Upon learning of the pending proxy vote, the Proxy Voter accesses Glass Lewis’ website for its recommendations for the pending proxy. If Glass Lewis does not have a recommendation listed, the Proxy Voter contacts Glass Lewis to supply a recommendation on the pending proxy.

The Proxy Voter will print Glass Lewis’ recommendation and the vote through ProxyEdge for review by the Chief Compliance Officer or his/her designee (designated as “Compliance”).

These will be reviewed by Compliance on a monthly basis. Compliance will initial each vote to evidence its review and the Proxy Voter will maintain the recommendation and vote in his or her files.

In limited circumstances and provided there is no conflict of interest between the Adviser and the fund, the Adviser may decide to vote a proxy in contradiction to the recommendation of Glass Lewis, if the Adviser does not believe Glass Lewis’ recommendation is in the best interests of the client. In the event such a situation arises, the Adviser will prepare a written disclosure to be kept on file detailing the following:

•	facts surrounding the decision to vote contrary to Glass Lewis recommendation,

•	an explanation as to why management believes Glass Lewis’ recommendation is detrimental to the fund’s best interest, and

•	any conflicts of interest that may be presented.

Compliance will then initial the decision evidencing their review and the Proxy Voter will keep record of this decision along with Glass Lewis’ recommendation and the actual vote.

Glass Lewis Proxy Policy

The Glass Lewis Investment Manager Guidelines are designed to maximize returns for investment managers by voting in a manner consistent with such managers’ active investment decision-making. The guidelines are designed to increase investor’s potential financial gain through the use of the shareholder vote while also allowing management and the board discretion to direct the operations, including governance and compensation, of the firm.

The guidelines will ensure that all issues brought to shareholders are analyzed in light of the fiduciary responsibilities unique to investment advisers and investment companies on behalf of individual investor clients including mutual fund shareholders. The guidelines will encourage the maximization of return for such clients through identifying and avoiding financial, audit and corporate governance risks.

Management Proposals

Election of Directors

In analyzing directors and boards, Glass Lewis’ Investment Manager Guidelines generally support the election of incumbent directors except when a majority of the company’s directors are not independent or where directors fail to attend at least 75% of board and committee meetings. In a contested election, we will apply the standard Glass Lewis recommendation.

Auditor

The Glass Lewis Investment Manager Guidelines will generally support auditor ratification except when the non-audit fees exceed the audit fees paid to the auditor.

Compensation

Glass Lewis recognizes the importance in designing appropriate executive compensation plans that truly reward pay for performance. We evaluate equity compensation plans based upon their specific features and will vote against plans than would result in total overhang greater than 20% or that allow the repricing of options without shareholder approval.

The Glass Lewis Investment Manager Guidelines will follow the general Glass Lewis recommendation when voting on management advisory votes on compensation (“say-on-pay”) and on executive compensation arrangements in connection with merger transactions (i.e., golden parachutes). Further, the Investment Manager Guidelines will follow the Glass Lewis recommendation when voting on the preferred frequency of advisory compensation votes.

Authorized Shares

Having sufficient available authorized shares allows management to avail itself of rapidly developing opportunities as well as to effectively operate the business. However, we believe that for significant transactions management should seek shareholders’ approval to justify the use of additional shares. therefore shareholders should not approve the creation of a large pool of unallocated shares without some rational of the purpose of such shares. Accordingly, where we find that the company has not provided an appropriate plan for use of the proposed shares, or where the number of shares far exceeds those needed to accomplish a detailed plan, we typically vote against the authorization of additional shares. We also vote against the creation of or increase in (i) blank check preferred shares and (ii) dual or multiple class capitalizations.

Shareholder Rights

Glass Lewis Investment Manager Guidelines will generally support proposals increasing or enhancing shareholder rights such as declassifying the board, allowing shareholders to call a special meeting, eliminating supermajority voting and adopting majority voting for the election of directors. Similarly, the Investment Manager Guidelines will generally vote against proposals to eliminate or reduce shareholder rights.

Mergers/Acquisitions

Glass Lewis undertakes a thorough examination of the economic implications of a proposed merger or acquisition to determine the transaction’s likelihood of maximizing shareholder return. We examine the process used to negotiate the transaction as well as the terms of the transaction in making our voting recommendation.

Shareholder Proposals

Glass Lewis reviews and votes on shareholder proposals on a case-by-case basis. Glass Lewis recommends supporting shareholder proposals if the requested action would increase shareholder value, mitigate risk or enhance shareholder rights but generally recommend voting against those that would not ultimately impact performance.

Governance

The Glass Lewis Investment Manager Guidelines will support reasonable initiatives that seek to enhance shareholder rights, such as the introduction of majority voting to elect directors, elimination in/reduction of supermajority provisions, the declassification of the board and requiring the submission of shareholder rights’ plans to a shareholder vote. The guidelines generally support reasonable, well- targeted proposals to allow increased shareholder participation at shareholder meetings through the ability to call special meetings and ability for shareholders to nominate director candidates to a company’s board of directors. However, the Investment Manager Guidelines will vote against proposals to require separating the roles of CEO and chairman.

Compensation

The Glass Lewis Investment Manager Guidelines will generally oppose any shareholder proposals seeking to limit compensation in amount or design. however, the guidelines will vote for reasonable and properly-targeted shareholder initiatives such as to require shareholder approval to reprice options, to link pay with performance, to eliminate or require shareholder approval of golden coffins, to allow a shareholder vote on excessive golden parachutes (i.e., greater than 2.99 times annual compensation) and to claw back unearned bonuses. The Investment Manager Guidelines will vote against requiring companies to allow shareholders an advisory compensation vote.

Environment

Glass Lewis’ Investment Manager Guidelines vote against proposals seeking to cease a certain practice or take certain action related to a company’s activities or operations with environmental. Further, the Glass Lewis’ Investment Manager Guidelines generally vote against proposals regarding enhanced environment disclosure and reporting, including those seeking sustainability reporting and disclosure about company’s greenhouse gas emissions, as well as advocating compliance with international environmental conventions and adherence to environmental principles like those promulgated by CERES.

Social

Glass Lewis’ Investment Manager Guidelines generally oppose proposals requesting companies adhere to labor or worker treatment codes of conduct, such as those espoused by the International labor organization, relating to labor standards, human rights conventions and corporate responsibility at large conventions and principles. The guidelines will also vote against proposals seeking disclosure concerning the rights of workers, impact on local stakeholders, workers’ rights and human rights in general. Furthermore, the Investment Manager Guidelines oppose increased reporting and review of a company’s political and charitable spending as well as its lobbying practices.

City National Rochdale Oversight

a.	At least annually, the Adviser’s Chief Compliance Officer will review a sample of Glass Lewis’ voting record to verify that proxy votes are being cast in accordance with the Adviser’s adopted guidelines.

b.	Glass Lewis’ Voting Guidelines will be reviewed by the Management Committee annually.

Board Reporting

a.	At least annually, the Adviser and any sub-adviser with authority to vote proxies on behalf of the fund for which the Adviser has oversight (the “City National Rochdale Sub-Advisers”) shall present to the board of trustees (the “Trustees”) its policies, procedures and guidelines for voting proxies. In lieu of such an annual report, the Adviser and each City National Rochdale Sub-Adviser may indicate that it has made no material changes to any of these documents. The Adviser and each City National Rochdale Sub-Adviser shall notify the Trustees promptly of material changes to any of these documents.

b.

At least annually, the Adviser and each City National Rochdale Sub-Adviser shall provide to the Trustees a summary record of all proxies voted with respect to portfolio securities of the fund during the year, which summary may be a statistical report that details the categories and quantities of items voted, but does not identify each issuer. With respect to those proxies that the Adviser or a City National Rochdale Sub-Adviser has identified as involving a conflict of interest, the Adviser or the City National Rochdale Sub-Adviser shall submit a separate report indicating the nature of the conflict of interest and how that conflict was resolved with respect to the voting of the proxy.

Recordkeeping

The following items will be maintained in accordance with the five year retention requirement as follows:

a.	proxy voting procedures and policies, and all amendments, will be maintained by the Adviser’s Chief Compliance Officer;

b.	Glass Lewis will maintain a copy of each proxy statement and a record of each vote cast on behalf of the securities held by the client (fund). The Adviser has obtained an undertaking from Glass Lewis to provide such information promptly upon request. The Adviser’s Director of Research will also receive quarterly reports from Glass Lewis for the equity funds for which the Adviser has investment discretion, as described above.

c.	a record of all client requests for proxy voting information and the subsequent responses will be maintained by the Adviser’s Chief Compliance Officer. Any requests received by other Adviser staff members should be forwarded to the Chief Compliance Officer.

d.	records memorializing the determination to withdraw a vote from Glass Lewis and the basis for the Adviser’s voting decision will be maintained by the Management Committee a copy of which will be provided to the Adviser’s Chief Compliance Officer.

Proxy Voting Disclosure

For purposes of the fund’s registration statement disclosure, the Adviser and each City National Rochdale Sub-Adviser shall provide the fund with a description of its policies and procedures to determine how to vote proxies relating to portfolio securities for which it has authority to vote proxies on behalf of the fund.

PART C - OTHER INFORMATION

Item 25.	Financial statements and exhibits

(1) Financial statements

The Registrant has not conducted any business as of the date of this filing, other than in connection with its organization. Financial Statements indicating that the Registrant has met the net worth requirements of Section 14(a) of the Investment Company Act of 1940, as amended (the “Investment Company Act”), will be filed as part of the prospectus.

(2) Exhibits

(a)(1)	Certificate of Trust, dated December 1, 2016.(1)

(a)(2)	Agreement and Declaration of Trust, dated December 1, 2016.(1)

(b)	By-Laws.(1)

(c)	Not applicable.

(d)	See portions of the Certificate of Trust and By-Laws of the Registrant defining the rights of holders of shares of common stock of the Registrant.

(e)	Not applicable

(f)	Not applicable.

(g)	Form of Investment Advisory Agreement between the Registrant and City National Rochdale, LLC.(2)

(h)	Form of Distribution Agreement between the Registrant and SEI Investments Distribution Co.(2)

(i)	Not applicable.

(j)	Form of Custody Agreement between the Registrant and U.S. Bank, N.A.(2)

(k)(1)	Form of Transfer Agency Agreement between the Registrant and U.S. Bancorp Fund Services, LLC.(2)

(k)(2)	Form of Administration Agreement between the Registrant and SEI Investments Global Funds Services.(2)

(k)(2)	Form of Indemnification Agreement between the Registrant and the Trustees of the Registrant.(2)

(k)(4)	Form of Shareholder Services Agreement between the Registrant and City National Rochdale, LLC.(2)

(k)(5)	Form of Expense Limitation Agreement.(2)

(l)(1)	Opinion and Consent of Counsel as to the legality of shares.(2)

(l)(2)	Form of opinion as to the tax treatment of the Registrant.(2)

(m)	Not applicable.

(n)	Consent of Independent Registered Public Accounting Firm.(2)

(o)	Not applicable.

(p)	Agreement for providing initial capital.(2)

(q)	Not applicable.

(r)(1)	Code of Ethics of the Registrant.(2)

(r)(2)	Code of Ethics of Adviser.(2)

(s)	Power of Attorney, dated December 1, 2016.(1)

(1)	Incorporated by reference to the Registrant’s Registration Statement on Form N-2, File No. 811-23217, as filed with the commission on December 5, 2016.
(2)	To be filed by amendment.

Item 26.	Marketing arrangements

Reference is made to the form of the Distribution Agreement to be filed by amendment.

Item 27.	Other expenses of issuance and distribution

Securities and Exchange Commission fees	$	*
Financial Institution Regulatory Authority fees		*
Printing expenses		*
Promotion		*
Accounting		*
Legal fees and expenses		*
Miscellaneous		*

Total	$	*

*	To be furnished by amendment.

Item 28.	Persons controlled by or under common control with registrant

None

Item 29.	Number of holders of securities

The following table sets forth the approximate number of record holders of the Registrant’s common stock at [            ], 2017.

Title of Class	Number of Record Holders
Common stock	[	]

Item 30.	Indemnification

The Registrant’s Agreement and Declaration of Trust, filed herewith and incorporated hereto by reference, contains provisions limiting the liability, and providing for indemnification, of the Trustees, officers, employees and other “Covered Persons” (including their respective heirs, assigns, successors or other legal representatives) to the fullest extent permitted by law, including advancement of payments of all expenses incurred in connection with the preparation and presentation of any defense (subject to repayment obligations in certain circumstances).

The Registrant has also entered into Indemnification Agreements with each of its Trustees which provide that the Registrant shall advance expenses and indemnify and hold harmless each Trustee in certain circumstances against any expenses incurred by a trustee in any proceeding arising out of or in connection with the Trustee’s service to the Registrant, to the maximum extent permitted by the Delaware Statutory Trust Act, the Securities Act of 1933, as amended (the “Securities Act”), and the Investment Company Act, and which provide for certain procedures in connection with such advancement of expenses and indemnification.

The Registrant’s Trustees and officers are expected to be insured under a standard investment company errors and omissions insurance policy covering loss incurred by reason of negligent errors and omissions committed in their official capacities as such.

Further, the Investment Advisory Agreement between the Registrant and City National Rochdale, LLC, to be filed by amendment, is expected to contain provisions limiting the liability, and providing for indemnification, of SRAM and its personnel under certain circumstances.

Insofar as indemnification for liabilities arising under the Securities Act of 1933, as amended (the “Securities Act”), may be permitted to directors, officers and controlling persons of the Registrant pursuant to the provisions described in this Item 30, or otherwise, the Registrant has been advised that in the opinion of the Securities and Exchange Commission such indemnification is against public policy as expressed in the Securities Act and is therefore unenforceable. In the event that a claim for indemnification against such liabilities (other than the payment by the Registrant of expenses incurred or paid by a director, officer or controlling person of the Registrant in the successful defense of any action, suit or proceeding) is asserted by such director, officer or controlling person in connection with the securities being registered, the Registrant will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question whether such indemnification by it is against public policy as expressed in the Securities Act and will be governed by the final adjudication of such issue.

Item 31.	Business and other connections of adviser

City National Rochdale, LLC (“CNR”), a wholly-owned subsidiary of City National Bank and an indirect wholly-owned subsidiary of City National Corporation, is a Delaware limited liability company that offers investment management services and is a registered investment adviser. In addition to serving as the investment adviser to the Registrant, CNR provides other institutional advisory services and provides investment consulting services to institutions. CNR’s main office is at 400 North Roxbury Drive, Beverly Hills, California 90210. Information as to the officers and directors of CNR is included in its current Form ADV (File No. 801-27265) filed with the Securities and Exchange Commission.

Item 32.	Locations of accounts and records

All accounts, books and other documents required to be maintained by Section 31(a) of the Investment Company Act and the rules thereunder are maintained at the offices of

(1)	the Registrant, City National Rochdale Select Strategies Fund, located at 400 Park Avenue, New York, New York 10022;

(2)	the Adviser, City National Rochdale, LLC, located at 400 North Roxbury Drive, Beverly Hills, California 90210;

(3)	the Transfer Agent, U.S. Bancorp Fund Services, LLC, located at 615 East Michigan Street, Milwaukee, Wisconsin 53202; and

(4)	the Custodian, U.S. Bank, N.A., located at 1555 N. Rivercenter Drive, Milwaukee, Wisconsin 53212.

Item 33.	Management services

Not applicable.

Item 34.	Undertakings

1.	Not applicable.

2.	Not applicable.

3.	Not applicable.

4.	The Registrant undertakes:

a.	To file, during any period in which offers or sales are being made, a post-effective amendment to the Registration Statement:

(1)	To include any prospectus required by Section 10(a)(3) of the Securities Act;

(2)	To reflect in the prospectus any facts or events after the effective date of the Registration Statement (or the most recent post-effective amendment thereof) which, individually or in the aggregate, represent a fundamental change in the information set forth in the Registration Statement; and

(3)	To include any material information with respect to the plan of distribution not previously disclosed in the Registration Statement or any material change to such information in the Registration Statement.

b.	That, for the purpose of determining any liability under the Securities Act, each such post-effective amendment shall be deemed to be a new Registration Statement relating to the securities offered therein, and the offering of those securities at that time shall be deemed to be the initial bona fide offering thereof; and

c.	To remove from registration by means of a post-effective amendment any of the securities being registered which remain unsold at the termination of the offering.

d.	Each prospectus filed pursuant to Rule 497(b), (c), (d) or (e) under the Securities Act as part of a Registration Statement relating to an offering, other than prospectuses filed in reliance on Rule 430A under the Securities Act, shall be deemed to be part of and included in the Registration Statement as of the date it is first used after effectiveness. Provided, however, that no statement made in a Registration Statement or prospectus that is part of the Registration Statement or made in a document incorporated or deemed incorporated by reference into the Registration Statement or prospectus that is part of the Registration Statement will, as to a purchaser with a time of contract of sale prior to such first use, supersede or modify any statement that was made in the Registration Statement or prospectus that was part of the Registration Statement or made in any such document immediately prior to such date of first use.

e.	That for the purpose of determining liability of the Registrant under the 1933 Act to any purchaser in the initial distribution of securities:

The undersigned Registrant undertakes that in a primary offering of securities of the undersigned Registrant pursuant to this Registration Statement, regardless of the underwriting method used to sell the securities to the purchaser, if the securities are offered or sold to such purchaser by means of any of the following communications, the undersigned Registrant will be a seller to the purchaser and will be considered to offer or sell such securities to the purchaser:

(1)	Any preliminary prospectus or prospectus of the undersigned Registrant relating to the offering required to be filed pursuant to Rule 497 under the 1933 Act;

(2)	The portion of any advertisement pursuant to Rule 482 under the 1933 Act relating to the offering containing material information about the undersigned Registrant or its securities provided by or on behalf of the undersigned Registrant; and

(3)	Any other communication that is an offer in the offering made by the undersigned Registrant to the purchaser.

5.	Not applicable.

6.	The Registrant undertakes to send by first class mail or other means designed to ensure equally prompt delivery, within two business days of receipt of a written or oral request, its Statement of Additional Information.

SIGNATURES

Pursuant to the requirements of the Securities Act of 1933, as amended (the “Securities Act”), and the Investment Company Act of 1940, as amended, the Registrant has duly caused this Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Beverly Hills, the State of California, on the 9th day of February, 2017.

CITY NATIONAL ROCHDALE SELECT STRATEGIES FUND

By:	/s/ Garrett D’Alessandro
	Name:	Garrett D’Alessandro
	Title:	President, Chief Executive Officer

Pursuant to the requirements of the Securities Act, this Registration Statement has been signed by the following persons in the capacities indicated on February 9, 2017.

Signature	Title

/s/ Garrett D’Alessandro Garrett D’Alessandro	President and Chief Executive Officer

/s/ Eric Kleinschmidt Eric Kleinschmidt	Treasurer

/s/ Vernon C. Kozlen* Vernon C. Kozlen	Trustee

/s/ James R. Wolford* James R. Wolford	Trustee

/s/ Daniel A. Hanwacker* Daniel A. Hanwacker	Trustee

/s/ Jay C. Nadel* Jay C. Nadel	Trustee

/s/ Andrew S. Clare* Andrew S. Clare	Trustee

/s/ Jon C. Hunt* Jon C. Hunt	Trustee

*By:	/s/ Garrett D’Alessandro
Garrett D’Alessandro, Attorney-in-Fact, pursuant to Power of Attorney